SECOND AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
OF
CTR PARTNERSHIP, L.P.

a Delaware limited partnership

______________________

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE PARTNERSHIP AN OPINION OF COUNSEL SATISFACTORY TO THE PARTNERSHIP, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.

dated as of December 11, 2025

TABLE OF CONTENTS
Page
Article 1 DEFINED TERMS                                     1

Article 2 ORGANIZATIONAL MATTERS                                 16
Section 2.1 Formation                                     16
Section 2.2 Name                                         16
Section 2.3 Principal Office and Resident Agent                          16
Section 2.4 Power of Attorney                                  16
Section 2.5 Term                                         17

Article 3 PURPOSE                                         17
Section 3.1 Purpose and Business                                 17
Section 3.2 Powers                                          17
Section 3.3 Partnership Only for Purposes Specified                          18
Section 3.4 Representations and Warranties by the Partners                      18

Article 4 CAPITAL CONTRIBUTIONS                                 20
Section 4.1 Capital Contributions of the Partners                          20
Section 4.2 Issuances of Additional Partnership Interests                          20
Section 4.3 Additional Funds and Capital Contributions                          21
Section 4.4 Incentive Equity                                      22
Section 4.5 Dividend Reinvestment Plan, Stock Incentive Plan or Other Plan              24
Section 4.6 No Interest; No Return                                  24
Section 4.7 Conversion or Redemption of Capital Shares; Redemption of REIT Shares          24
Section 4.8 Other Contribution Provisions                              25
Section 4.9 Excluded Properties                                  25

Article 5 DISTRIBUTIONS                                     25
Section 5.1 Requirement and Characterization of Distributions                      25
Section 5.2 Distributions in Kind                                  26
Section 5.3 Amounts Withheld                                  26
Section 5.4 Distributions upon Liquidation                              26
Section 5.5 Distributions to Reflect Additional Partnership Units                      26
Section 5.6 Restricted Distributions                                  26

Article 6 ALLOCATIONS                                         26
Section 6.1 General Allocations                                  26
Section 6.2 Additional Allocation Provisions                              27
Section 6.3 Tax Allocations                                      30

Article 7 MANAGEMENT AND OPERATIONS OF BUSINESS                     30
Section 7.1 Management                                      30
Section 7.2 Certificate of Limited Partnership                              31
Section 7.3 Reimbursement of the General Partner and the Special Limited Partner              31
Section 7.4 Outside Activities of the General Partner and the Special Limited Partner          32
Section 7.5 Transactions with Affiliates                              32
Section 7.6 Indemnification                                      33
Section 7.7 Liability of the General Partner                              34
Section 7.8 Title to Partnership Assets                                  36
Section 7.9 Reliance by Third Parties                                  36

i

Article 8 RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS                     37
Section 8.1 Limitation of Liability                                  37
Section 8.2 Management of Business                                  37
Section 8.3 Outside Activities of Limited Partners                          37
Section 8.4 Return of Capital                                   37
Section 8.5 Rights of Limited Partners Relating to the Partnership                  37
Section 8.6 Partnership Right to Call Partnership Interests                      38
Section 8.7 No Rights as Objecting Partner                              38
Section 8.8 No Right to Certificate Evidencing Units; Article 8 Securities                  38

Article 9 BOOKS, RECORDS, ACCOUNTING AND REPORTS                     38
Section 9.1 Records and Accounting                                  38
Section 9.2 Partnership Year                                      39

Article 10 TAX MATTERS                                     39
Section 10.1 Preparation of Tax Returns                              39
Section 10.2 Tax Elections                                      39
Section 10.3 Partnership Representative                                  39
Section 10.4 Withholding                                      40
Section 10.5 Organizational Expenses                                  41

Article 11 PARTNER TRANSFERS AND WITHDRAWALS                         41
Section 11.1 Transfer                                          41
Section 11.2 Transfer of General Partner’s Partnership Interest                       41
Section 11.3 Limited Partners’ Rights to Transfer                           41
Section 11.4 Substituted Limited Partners                               42
Section 11.5 Assignees                                       43
Section 11.6 General Provisions                                   43
Section 11.7 Restrictions on Termination Transactions                          45

Article 12 ADMISSION OF PARTNERS                                 45
Section 12.1 Admission of Successor General Partner                          45
Section 12.2 Admission of Additional Limited Partners                          46
Section 12.3 Amendment of Agreement and Certificate of Limited Partnership              46
Section 12.4 Limit on Number of Partners                              46
Section 12.5 Admission                                      47

Article 13 DISSOLUTION, LIQUIDATION AND TERMINATION                     47
Section 13.1 Dissolution                                      47
Section 13.2 Winding Up                                      47
Section 13.3 Deemed Contribution and Distribution                          48
Section 13.4 Rights of Holders                                      49
Section 13.5 Notice of Dissolution                                  49
Section 13.6 Cancellation of Certificate of Limited Partnership                      49
Section 13.7 Reasonable Time for Winding-Up                              49

Article 14 PROCEDURES FOR ACTIONS AND CONSENTS OF PARTNERS; AMENDMENTS; MEETINGS 49
Section 14.1 Actions and Consents of Partners                              49
Section 14.2 Amendments                                      49
Section 14.3 Procedures for Meetings and Actions of the Partners                      50

Article 15 REDEMPTIONS                                     51
Section 15.1 Redemption Rights of Qualifying Parties                          51

ii

Article 16 GENERAL PROVISIONS                                 53
Section 16.1 Addresses and Notice                                  53
Section 16.2 Titles and Captions                                  54
Section 16.3 Pronouns and Plurals                                  54
Section 16.4 Further Action                                      54
Section 16.5 Binding Effect                                      54
Section 16.6 Waiver                                          54
Section 16.7 Counterparts                                      54
Section 16.8 Applicable Law; Consent to Jurisdiction; Jury Trial                      54
Section 16.9 Entire Agreement                                   55
Section 16.10 Invalidity of Provisions                                   55
Section 16.11 Limitation to Preserve REIT Status                              55
Section 16.12 No Partition                                       56
Section 16.13 No Third-Party Rights Created Hereby                          56
Section 16.14 No Rights as Stockholders                                  56

Exhibit A    EXAMPLES REGARDING ADJUSTMENT FACTOR    A-1
Exhibit B    NOTICE OF REDEMPTION    B-1
Exhibit C    PARTNERSHIP UNIT DESIGNATION OF THE LTIP UNITS    C-1
iii

SECOND AMENDED AND RESTATED AGREEMENT OF
LIMITED PARTNERSHIP OF
CTR PARTNERSHIP, L.P.
THIS SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CTR PARTNERSHIP, L.P., dated as of November __, 2025, is entered into by and among CareTrust GP, LLC, a Delaware limited liability company (the “Initial General Partner”), CareTrust REIT, Inc., a Maryland corporation (the “Special Limited Partner”), and any additional Partner that is admitted from time to time to the Partnership.
WHEREAS, a Certificate of Limited Partnership of the Partnership was filed in the office of the Secretary of State of the State of Delaware on May 8, 2014 (the “Formation Date”);
WHEREAS, the Initial General Partner and the Special Limited Partner entered into an original Agreement of Limited Partnership of the Partnership effective as of May 8, 2014 (the “Initial Partnership Agreement”);
WHEREAS, the Initial General Partner and the Special Limited Partner amended and restated the Initial Partnership Agreement effective as of May 30, 2014 (the “A&R Partnership Agreement”); and
WHEREAS, the Initial General Partner and the Special Limited Partner now desire to amend and restate the A&R Partnership Agreement to read in its entirety as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINED TERMS
The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement:
“Act” means the Delaware Revised Uniform Limited Partnership Act, 6 Del. C. § 17-101 et. seq., as it may be amended from time to time, and any successor to such statute.
“Actions” has the meaning set forth in Section 7.7 hereof.
“Additional Funds” has the meaning set forth in Section 4.3.A hereof.
“Additional Limited Partner” means a Person who is admitted to the Partnership as a Limited Partner pursuant to the Act and Section 12.2 hereof, who is shown as such on the books and records of the Partnership, and who has not ceased to be a Limited Partner pursuant to the Act and this Agreement.
“Adjusted Available Cash” means, as of any date of determination, the sum of Available Cash and REIT Available Cash.
“Adjusted Capital Account Deficit” means, with respect to any Partner, the deficit balance, if any, in such Partner’s Capital Account as of the end of the relevant Partnership Year or other applicable period, after giving effect to the following adjustments:
(i)    decrease such deficit by any amounts that such Partner is obligated to restore pursuant to this Agreement or by operation of law upon liquidation of such Partner’s Partnership Interest or that such Partner is deemed to be obligated to restore pursuant to the penultimate sentence of each of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

(ii)    increase such deficit by the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6).
The foregoing definition of “Adjusted Capital Account Deficit” is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
“Adjustment Factor” means 1.0; provided, however, that in the event that:
(i)    the Special Limited Partner (a) declares or pays a dividend on its outstanding REIT Shares wholly or partly in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares wholly or partly in REIT Shares, (b) splits or subdivides its outstanding REIT Shares or (c) effects a reverse stock split or otherwise combines its outstanding REIT Shares into a smaller number of REIT Shares, the Adjustment Factor shall be adjusted by multiplying the Adjustment Factor previously in effect by a fraction, (i) the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination (assuming for such purposes that such dividend, distribution, split, subdivision, reverse split or combination has occurred as of such time) and (ii) the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination;
(ii)    the Special Limited Partner distributes any rights, options or warrants to all holders of its REIT Shares to subscribe for or to purchase or to otherwise acquire REIT Shares, or other securities or rights convertible into, exchangeable for or exercisable for REIT Shares (other than REIT Shares issuable pursuant to a Qualified DRIP), at a price per share less than the Value of a REIT Share on the record date for such distribution (each a “Distributed Right”), then, as of the distribution date of such Distributed Rights or, if later, the time such Distributed Rights become exercisable, the Adjustment Factor shall be adjusted by multiplying the Adjustment Factor previously in effect by a fraction (a) the numerator of which shall be the number of REIT Shares issued and outstanding on the record date (or, if later, the date such Distributed Rights become exercisable) plus the maximum number of REIT Shares purchasable under such Distributed Rights and (b) the denominator of which shall be the number of REIT Shares issued and outstanding on the record date (or, if later, the date such Distributed Rights become exercisable) plus a fraction (1) the numerator of which is the maximum number of REIT Shares purchasable under such Distributed Rights, multiplied by the minimum purchase price per REIT Share under such Distributed Rights and (2) the denominator of which is the Value of a REIT Share as of the record date (or, if later, the date such Distributed Rights become exercisable); provided, however, that, if any such Distributed Rights expire or become no longer exercisable, then the Adjustment Factor shall be adjusted, effective retroactive to the date of distribution (or, if later, the time the Distributed Rights become exercisable) of the Distributed Rights, to reflect a reduced maximum number of REIT Shares or any change in the minimum purchase price for the purposes of the above fraction; and
(iii)    the Special Limited Partner shall, by dividend or otherwise, distribute to all holders of its REIT Shares evidences of its indebtedness or assets (including securities, but excluding any dividend or distribution referred to in subsection (i) or (ii) above), which evidences of indebtedness or assets relate to assets not received by the General Partner and/or any Special Limited Partner pursuant to a pro rata distribution by the Partnership, then the Adjustment Factor shall be adjusted to equal the amount determined by multiplying the Adjustment Factor in effect immediately prior to the close of business as of the record date fixed for the determination of stockholders entitled to receive such distribution by a fraction (a) the numerator of which shall be such Value of a REIT Share on such record date and (b) the denominator of which shall be the Value of a REIT Share as of such record date less the then fair market value (as determined by the

General Partner, whose determination shall be conclusive) of the portion of the evidences of indebtedness or assets so distributed applicable to one REIT Share.
Notwithstanding the foregoing, if any of the events in clause (i), (ii) or (iii) above occur, no adjustments will be made to the Adjustment Factor for any class or series of Partnership Interests to the extent that the Partnership concurrently makes or effects a correlative distribution or payment to all of the Partners holding Partnership Interests of such class or series, or effects a correlative split, subdivision, reverse split or combination in respect of the Partnership Interests of such class or series. If the Special Limited Partner effects a dividend that allows holders of REIT Shares to elect to receive cash or additional REIT Shares, the Partnership may effect a correlative distribution by distributing to all Partners holding Partnership Interests of such class or series a combination of cash and additional Partnership Interests in the same ratio as the ratio of cash and REIT Shares paid by the Special Limited Partner, without offering Partners an opportunity to elect to receive cash or additional Partnership Interests. Any adjustments to the Adjustment Factor shall become effective immediately after such event, retroactive to the record date, if any, for such event. For illustrative purposes, examples of adjustments to the Adjustment Factor are set forth on Exhibit A attached hereto.
“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, “control” when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Agreement” means this Second Amended and Restated Agreement of Limited Partnership of CTR Partnership, L.P., as now or hereafter amended, restated, modified, supplemented or replaced.
“Applicable Percentage” has the meaning set forth in Section 15.1.B hereof.
“Appraisal” means, with respect to any assets, the written opinion of an independent third party experienced in the valuation of similar assets, selected by the General Partner. Such opinion may be in the form of an opinion by such independent third party that the value for such property or asset as set by the General Partner is fair, from a financial point of view, to the Partnership.
“Assignee” means a Person to whom a Partnership Interest has been Transferred but who has not become a Substituted Limited Partner, and who has the rights set forth in Section 11.5 hereof.
“Available Cash” means, with respect to any period for which such calculation is being made,
(i)    the sum, without duplication, of:
(1)    the Partnership’s Net Income or Net Loss (as the case may be) for such period,
(2)    Depreciation and all other noncash charges to the extent deducted in determining Net Income or Net Loss for such period,
(3)    the amount of any reduction in reserves of the Partnership established by the General Partner (including, without limitation, reductions resulting because the General Partner determines such amounts are no longer necessary),
(4)    the excess, if any, of the net cash proceeds from the sale, exchange, disposition, financing or refinancing of Partnership property for such period over the gain (or loss, as the case may be) recognized from such sale, exchange, disposition, financing or refinancing during such period, and

(5)    all other cash received (including amounts previously accrued as Net Income and amounts of deferred income) or any net amounts borrowed by the Partnership for such period that was not included in determining Net Income or Net Loss for such period;
(ii)    less the sum, without duplication, of:
(1)    all principal debt payments made during such period by the Partnership,
(2)    capital expenditures made by the Partnership during such period,
(3)    investments in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clause (ii)(1) or clause (ii)(2) above,
(4)    all other expenditures and payments not deducted in determining Net Income or Net Loss for such period (including amounts paid in respect of expenses previously accrued),
(5)    any amount included in determining Net Income or Net Loss for such period that was not received by the Partnership during such period,
(6)    the amount of any increase in reserves (including, without limitation, working capital reserves) established by the General Partner during such period, and
(7)    any amount distributed or paid in redemption of any Limited Partner’s Partnership Interest or Partnership Units, including, without limitation, any Cash Amount paid.
Notwithstanding the foregoing, Available Cash (a) shall not include (i) any cash received or reductions in reserves, or take into account any disbursements made, or reserves established, after dissolution and the commencement of the liquidation and winding up of the Partnership or (ii) any Capital Contributions, whenever received or any payments, expenditures or investments made with such Capital Contributions, and (b) otherwise may be adjusted by the General Partner in its discretion.
“BBA Rules” means the partnership tax audit rules enacted under the Bipartisan Budget Act of 2015 and all effective Regulations and other guidance issued thereunder or with respect thereto.
“Board of Directors” means the Board of Directors of the Special Limited Partner.
“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.
“Capital Account” means, with respect to any Partner, the Capital Account maintained by the General Partner for such Partner on the Partnership’s books and records in accordance with the following provisions:
(a)    To each Partner’s Capital Account, there shall be added such Partner’s Capital Contributions, such Partner’s distributive share of Net Income and any items in the nature of income or gain that are specially allocated pursuant to Section 6.2 hereof, and the amount of any Partnership liabilities assumed by such Partner or that are secured by any property distributed to such Partner.
(b)    From each Partner’s Capital Account, there shall be subtracted the amount of cash and the Gross Asset Value of any property distributed to such Partner pursuant to any provision of this Agreement, such Partner’s distributive share of Net Losses and any items in the nature of expenses or losses that are specially allocated pursuant to Section 6.2 hereof, and the amount of any liabilities of such Partner assumed by the Partnership or that are secured by any property contributed by such Partner to the Partnership (except to the extent already reflected in the amount of such Partner’s Capital Contribution).
(c)    In the event any interest in the Partnership is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Partner’s Capital Account of the transferor to the extent that it relates to the Transferred interest.
(d)    In determining the amount of any liability for purposes of subsections (a) and (b) hereof, there shall be taken into account Section 752(c) of the Code and any other applicable provisions of the Code and Regulations.
(e)    The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations promulgated under Section 704 of the Code, and shall be interpreted and applied in a manner consistent with such Regulations. The General Partner may modify the manner in which the Capital Accounts are maintained in order to comply with such Regulations. The General Partner also may (i) make any adjustments to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event that unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b) or Section 1.704-2.
“Capital Contribution” means, with respect to any Partner, the amount of money and the initial Gross Asset Value of any Contributed Property that such Partner contributes to the Partnership or is deemed to contribute pursuant to Article 4 hereof.
“Capital Share” means a share of any class or series of stock of the Special Limited Partner now or hereafter authorized, other than a REIT Share.
“Cash Amount” means an amount of cash equal to the product of (i) the Value of a REIT Share and (ii) the REIT Shares Amount determined as of the applicable Valuation Date.
“Certificate” means the Certificate of Limited Partnership of the Partnership filed in the office of the Secretary of State of the State of Delaware, as amended from time to time in accordance with the terms hereof and the Act.
“Charity” means an entity described in Section 501(c)(3) of the Code, or any trust all the beneficiaries of which are such entities.
“Charter” means the charter of the Special Limited Partner, within the meaning of Section 1-101(e) of the Maryland General Corporation Law.
“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute thereto, as interpreted by the applicable Regulations thereunder. Any reference herein to a specific Section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.
“Consent” means the consent to, approval of, or vote in favor of a proposed action by a Partner given in accordance with Article 14 hereof.
“Consent of the Limited Partners” means the Consent of a Majority in Interest of the Limited Partners, which Consent shall be obtained before the taking of any action for which it is required by this Agreement and, except as otherwise provided in this Agreement, may be given or withheld by Partners in their discretion.

“Consent of the Partners” means the Consent of a Majority in Interest of the Partners, which Consent shall be obtained before the taking of any action for which it is required by this Agreement and, except as otherwise provided in this Agreement, may be given or withheld by Partners in their discretion.
“Contributed Property” means each Property or other asset, in such form as may be permitted by the Act, but excluding cash, contributed or deemed contributed to the Partnership (or deemed contributed by the Partnership to a “new” partnership pursuant to Section 708 of the Code).
“Controlled Entity” means, as to any Person, (a) any corporation more than fifty percent (50%) of the outstanding voting stock of which is owned by such Person or such Person’s Family Members or Affiliates, (b) any trust, whether or not revocable, of which such Person or such Person’s Family Members or Affiliates are the sole beneficiaries, (c) any partnership of which such Person or an Affiliate of such Person is the managing partner and in which such Person or such Person’s Family Members or Affiliates hold partnership interests representing at least twenty-five percent (25%) of such partnership’s capital and profits and (d) any limited liability company of which such Person or an Affiliate of such Person is the manager or managing member and in which such Person or such Person’s Family Members or Affiliates hold membership interests representing at least twenty-five percent (25%) of such limited liability company’s capital and profits.
“Cut-Off Date” means the tenth (10th) Business Day after the General Partner’s receipt of a Notice of Redemption.
“Debt” means, as to any Person, as of any date of determination, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services; (ii) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person’s interest in such property, even though such Person has not assumed or become liable for the payment thereof; and (iv) lease obligations of such Person that, in accordance with generally accepted accounting principles, should be capitalized.
“Declination” has the meaning set forth in Section 15.1.A hereof.
“Depreciation” means, for each Partnership Year or other applicable period, an amount equal to the U.S. federal income tax depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for U.S. federal income tax purposes at the beginning of such year or period, Depreciation shall be in an amount that bears the same ratio to such beginning Gross Asset Value as the U.S. federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the U.S. federal income tax depreciation, amortization or other cost recovery deduction for such year or period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.
“Distributed Right” has the meaning set forth in the definition of “Adjustment Factor.”
“Equity Plan” means any stock or equity purchase plan, restricted stock or equity plan or other similar equity compensation plan now or hereafter adopted by the Partnership, the General Partner or the Special Limited Partner.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.

“Excluded Property” means any asset now or hereafter held directly by the Special Limited Partner or any direct or indirect wholly owned Subsidiary of the Special Limited Partner (other than the equity of any direct or indirect wholly owned Subsidiary of the Special Limited Partner and interests in the Partnership), in each case, to the extent such asset has not theretofore been contributed to the Partnership.
“Family Members” means, as to a Person that is an individual, such Person’s spouse, ancestors, descendants (whether by blood or by adoption), brothers and sisters and inter vivos or testamentary trusts of which only such Person and his spouse, ancestors, descendants (whether by blood or by adoption), brothers and sisters are beneficiaries.
“General Partner” means the Initial General Partner or any other Person that is, from time to time, admitted to the Partnership as a general partner pursuant to the Act and this Agreement, and, in each case, that has not ceased to be a general partner pursuant to the Act and this Agreement, in such Person’s capacity as a general partner of the Partnership.
“Gross Asset Value” means, with respect to any asset, the asset’s adjusted basis for U.S. federal income tax purposes, except as follows:
(i)    The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset as determined by the General Partner using such reasonable method of valuation as it may adopt.
(ii)    The Gross Asset Values of all Partnership assets immediately prior to the occurrence of any event described below may be adjusted to equal their respective gross fair market values, as determined by the General Partner using such reasonable method of valuation as it may adopt, in each case as and when the General Partner determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership or otherwise is advisable:
(1)    the acquisition of an additional interest in the Partnership (other than in connection with the execution of this Agreement but including, without limitation, acquisitions pursuant to Section 4.2 hereof or contributions or deemed contributions by the General Partner pursuant to Section 4.2 hereof) by a new or existing Partner in exchange for more than a de minimis Capital Contribution;
(2)    the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an interest in the Partnership;
(3)    the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g);
(4)    the grant of LTIP Units, or any other interest in the Partnership (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Partnership by an existing Partner acting in a Partner capacity, or by a new Partner acting in a Partner capacity or in anticipation of being a Partner; and
(5)    at such other times as the General Partner shall determine necessary or advisable while complying with applicable law.
(iii)    The Gross Asset Value of any Partnership asset distributed to a Partner shall be the gross fair market value of such asset on the date of distribution as determined by the General Partner using such reasonable method of valuation as it may adopt.

(iv)    The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Section 734(b) of the Code or Section 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subsection (iv) to the extent that the General Partner reasonably determines that an adjustment pursuant to subsection (ii) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection (iv).
(v)    If the Gross Asset Value of a Partnership asset has been determined or adjusted pursuant to subsection (i), subsection (ii) or subsection (iv) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Losses.
“Holder” means either (a) a Partner or (b) an Assignee that owns a Partnership Unit.
“Incapacity” or “Incapacitated” means, (i) as to any Partner who is an individual, death, total physical disability or entry by a court of competent jurisdiction adjudicating such Partner incompetent to manage his or her person or his or her estate; (ii) as to any Partner that is a corporation or limited liability company, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any Partner that is a partnership, the dissolution and commencement of winding up of the partnership; (iv) as to any Partner that is an estate, the distribution by the fiduciary of the estate’s entire interest in the Partnership; (v) as to any trustee of a trust that is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief of or against such Partner under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner, (c) the Partner executes and delivers a general assignment for the benefit of the Partner’s creditors, (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above, (e) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner’s properties, (f) any proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof, (g) the appointment without the Partner’s consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within ninety (90) days of such appointment, or (h) an appointment referred to in clause (g) above is not vacated within ninety (90) days after the expiration of any such stay.
“Indemnitee” means (i) any Person made, or threatened to be made, a party to a proceeding by reason of its status as (A) the General Partner or the Special Limited Partner or (B) a manager, member, officer or employee of the General Partner, a director, officer or employee of the Special Limited Partner or an employee of the Partnership and (ii) such other Persons (including Affiliates, employees or agents of the General Partner, the Special Limited Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability).
“IRS” means the United States Internal Revenue Service.
“Limited Partner” means the Special Limited Partner and any other Person that is, from time to time, admitted to the Partnership as a limited partner pursuant to the Act and this Agreement, and any Substituted Limited Partner or Additional Limited Partner, each shown as such in the books and records of the Partnership, in each case, that has not ceased to be a limited partner of the Partnership pursuant to the Act and this Agreement, in such Person’s capacity as a limited partner of the Partnership.
“Liquidating Event” has the meaning set forth in Section 13.1 hereof.

“Liquidator” has the meaning set forth in Section 13.2.A hereof.
“LTIP Unit” means any Partnership Unit created pursuant to Exhibit C hereto.
“Majority in Interest of the Limited Partners” means Partners (excluding the General Partner, the Special Limited Partner and any Controlled Entity of either of them) entitled to vote on or consent to any matter holding more than fifty percent (50%) of all outstanding Partnership Units held by all Partners (excluding the General Partner, the Special Limited Partner and any Controlled Entity of either of them) entitled to vote on or consent to such matter.
“Majority in Interest of the Partners” means Partners (including the General Partner, the Special Limited Partner and any Controlled Entity of either of them) entitled to vote on or consent to any matter holding more than fifty percent (50%) of all outstanding Partnership Units held by all Partners (including the General Partner, the Special Limited Partner and any Controlled Entity of either of them) entitled to vote on or consent to such matter.
“Net Income” or “Net Loss” means, for each Partnership Year of the Partnership or other applicable period, an amount equal to the Partnership’s taxable income or loss for such year, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:
(i)    any income of the Partnership that is exempt from U.S. federal income tax and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of “Net Income” or “Net Loss” shall be added to (or subtracted from, as the case may be) such taxable income (or loss);
(ii)    any expenditure of the Partnership described in Section 705(a)(2)(B) of the Code or treated as a Section 705(a)(2)(B) of the Code expenditure pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of “Net Income” or “Net Loss,” shall be subtracted from (or added to, as the case may be) such taxable income (or loss);
(iii)    in the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subsection (ii) or subsection (iii) of the definition of “Gross Asset Value,” the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;
(iv)    gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for U.S. federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;
(v)    in lieu of the depreciation, amortization and other cost recovery deductions that would otherwise be taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Partnership Year;
(vi)    to the extent that an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) of the Code or Section 743(b) of the Code is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner’s interest in the Partnership, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and
(vii)    notwithstanding any other provision of this definition of “Net Income” or “Net Loss,” any item that is specially allocated pursuant to Section 6.2 hereof shall not be taken into account in computing Net Income or Net Loss. The amounts of the items of Partnership income, gain, loss or deduction available to be specially allocated pursuant to Section 6.2 hereof shall be determined by applying rules analogous to those set forth in this definition of “Net Income” or “Net Loss.”
“New Securities” means (i) any rights, options, warrants or convertible or exchangeable securities that entitle the holder thereof to subscribe for or purchase, convert such securities into or exchange such securities for, REIT Shares or Capital Shares, excluding REIT Shares or Capital Shares and grants under any Stock Option Plan, or (ii) any Debt issued by the Special Limited Partner that provides any of the rights described in clause (i).
“Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).
“Nonrecourse Liability” has the meaning set forth in Regulations Section 1.752-1(a)(2).
“Notice of Redemption” means a Notice of Redemption substantially in the form of Exhibit B attached to this Agreement.
“Optionee” means a Person to whom a stock option is granted under any Stock Option Plan.
“Ownership Limit” means the restrictions on ownership and transfer of stock of the Special Limited Partner imposed under the Charter.
“Partner” means the General Partner or a Limited Partner, and “Partners” means the General Partner and the Limited Partners.
“Partner Minimum Gain” means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).
“Partner Nonrecourse Debt” has the meaning set forth in Regulations Section 1.704-2(b)(4).
“Partner Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(i)(1), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(1).
“Partnership” means CTR Partnership, L.P., the limited partnership formed and continued under the Act and pursuant to this Agreement, and any successor thereto.
“Partnership Common Unit” means a fractional share of the Partnership Interests of all Partners issued pursuant to Sections 4.1 and 4.2 hereof, including when arising as a result of the conversion of any LTIP Unit, but does not include any Partnership Junior Unit, Partnership Preferred Unit or any other Partnership Unit specified in a Partnership Unit Designation as being other than a Partnership Common Unit.
“Partnership Employee” means an employee of the Partnership or an employee of a Subsidiary of the Partnership, if any.

“Partnership Equivalent Units” means, with respect to any class or series of Capital Shares, Partnership Units with preferences, conversion and other rights (other than voting rights), restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption that are substantially the same as (or correspond to) the preferences, conversion and other rights, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption of such Capital Shares as appropriate to reflect the relative rights and preferences of such Capital Shares as to the REIT Shares and the other classes and series of Capital Shares as such Partnership Equivalent Units would have as to Partnership Common Units and the other classes and series of Partnership Units corresponding to the other classes of Capital Shares, but not as to matters such as voting for members of the Board of Directors that are not applicable to the Partnership. For the avoidance of doubt, the voting rights, redemption rights and rights to Transfer Partnership Equivalent Units need not be similar to the rights of the corresponding class or series of Capital Shares, provided, however, with respect to redemption rights, the terms of Partnership Equivalent Units must be such so that the Partnership complies with Section 4.7.B of this Agreement.
“Partnership Interest” means an ownership interest in the Partnership held by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. There may be one or more classes or series of Partnership Interests; however, notwithstanding that the General Partner, the Special Limited Partner and any other Limited Partner may have different rights and privileges as specified in this Agreement (including differences in rights and privileges with respect to their Partnership Interests), the Partnership Interest held by the General Partner, the Special Limited Partner or any other Partner and designated as being of a particular class or series shall not be deemed to be a separate class or series of Partnership Interest from a Partnership Interest having the same designation as to class and series that is held by any other Partner solely because such Partnership Interest is held by the General Partner, the Special Limited Partner or any other Partner having different rights and privileges as specified under this Agreement. A Partnership Interest may be expressed as a number of Partnership Common Units, Partnership Preferred Units or other Partnership Units.
“Partnership Junior Unit” means a fractional share of the Partnership Interests of a particular class or series that the General Partner has authorized pursuant to Sections 4.1, 4.2 or 4.3 hereof that has distribution rights, or rights upon liquidation, winding up and dissolution, that are junior to the Partnership Common Units.
“Partnership Minimum Gain” has the meaning set forth in Regulations Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).
“Partnership Preferred Unit” means a fractional share of the Partnership Interests of a particular class or series that the General Partner has authorized pursuant to Sections 4.1, 4.2 or 4.3 hereof that has distribution rights, or rights upon liquidation, winding up and dissolution, that are senior to the Partnership Common Units.
“Partnership Record Date” means the record date established by the General Partner for the purpose of determining the Partners entitled to receive any distribution or the allotment of any other rights, or in order to make a determination of Partners for any other proper purpose, which, in the case of a record date fixed for the determination of Partners entitled to receive any distribution, shall, unless otherwise determined by the General Partner, be the same as the record date established by the Special Limited Partner for a distribution to its stockholders of some or all of its portion of such distribution. The General Partner shall be entitled, in its discretion, to establish different record dates for different purposes for different classes of Partnership Units or for Partnership Units issued to Holders at a time other than the beginning of the period to which a record date relates.
“Partnership Representative” has the meaning described in Section 10.3.
“Partnership Unit” means a Partnership Common Unit, a Partnership Preferred Unit, a Partnership Junior Unit, an LTIP Unit or any other fractional share of the Partnership Interests that the General Partner has authorized pursuant to Sections 4.1, 4.2 or 4.3 hereof.

“Partnership Unit Designation” has the meaning set forth in Section 4.2 hereof.
“Partnership Year” means the fiscal year of the Partnership, which shall be the calendar year.
“Percentage Interest” means, with respect to each Partner, as to any class or series of Partnership Interests, the fraction, expressed as a percentage, the numerator of which is the aggregate number of Partnership Units of such class or series held by such Partner and the denominator of which is the total number of Partnership Units of such class or series held by all Partners. If not otherwise specified, “Percentage Interest” shall be deemed to refer to a Partner’s Percetage Interest with respect to Partnership Common Units. Notwithstanding the foregoing, the General Partner shall determine the Percentage Interest attributable to an LTIP Unit (including, as and when applicable, its Percentage Interest of the class of Partnership Common Units), which Percentage Interest may vary as to the same LTIP Unit depending on the purpose and class to which it is being applied, taking into account the entitlement to distributions and conversion under Exhibit C of such LTIP Unit.
“Permitted Lender Transferee” has the meaning set forth in the definition of Permitted Transferee.
“Permitted Transfer” means (i) a Transfer by a Limited Partner of all or part of its Partnership Interest to any Family Member, Controlled Entity or Affiliate of such Partner, or to a Charity, or (ii) a Pledge and any Transfer of a Partnership Interest to a Permitted Transferee pursuant to the exercise of remedies under a Pledge.
“Permitted Transferee” means (i) any lender or lenders secured by a Pledge, or agents acting on their behalf, to whom any Partnership Interest is transferred pursuant to the exercise of remedies under a Pledge and any special purpose entities owned and used by such lenders or agents for the purpose of holding any such Partnership Interest (each a “Permitted Lender Transferee”), and (ii) any Person, including any Third-Party Pledge Transferee designated by any lender or lenders secured by a Pledge, or agents acting on their behalf, to whom a Partnership Interest is transferred pursuant to the exercise of remedies under a Pledge, whether before or after one or more Permitted Lender Transferees take title to such Partnership Interest.
“Person” means an individual or a corporation, partnership, trust, unincorporated organization, association, limited liability company or other entity.
“Pledge” means a pledge by a Limited Partner of all or any portion of its Partnership Interest to one or more banks or lending institutions, or agents acting on their behalf, which are not Affiliates of such Limited Partner, as collateral or security for a bona fide loan or other extension of credit.
“Preferred Share” means a share of stock of the Special Limited Partner now or hereafter authorized, designated or reclassified that has dividend rights, or rights upon liquidation, winding up and dissolution, that are senior to the REIT Shares.
“Properties” means any assets and property of the Partnership such as, but not limited to, interests in real property and personal property, including, without limitation, fee interests, interests in ground leases, easements and rights of way, interests in limited liability companies, joint ventures or partnerships, interests in mortgages, and Debt instruments as the Partnership may hold from time to time and “Property” means any one such asset or property.
“Publicly Traded” means having common equity securities listed or admitted to trading on any U.S. national securities exchange.
“Qualified DRIP” means a dividend reinvestment plan of the Special Limited Partner that permits participants to acquire REIT Shares using the proceeds of dividends paid by the Special Limited Partner; provided, however, if the Special Limited Partner does not qualify as a “publicly offered REIT” for U.S. income tax purposes, if such shares are offered at a discount, such discount must (i) be designed to pass along to the stockholders of the Special Limited Partner the savings enjoyed by the Special Limited Partner in connection with the avoidance of stock issuance costs, and (ii) not exceed 5% of the value of a REIT Share as computed under the terms of such dividend reinvestment plan.
“Qualified Transferee” means an “accredited investor,” as defined in Rule 501 promulgated under the Securities Act.
“Qualifying Party” means (a) a Limited Partner, (b) an Additional Limited Partner, (c) an Assignee who is the transferee of a Limited Partner’s Partnership Interest in a Permitted Transfer, or (d) a Person, including a lending institution as the pledgee of a Pledge, who is the transferee of a Limited Partner’s Partnership Interest in a Permitted Transfer; provided, however, that a Qualifying Party shall not include the General Partner or the Special Limited Partner.
“Redemption” has the meaning set forth in Section 15.1.A hereof.
“Register” has the meaning set forth in Section 4.1 hereof.
“Regulations” means the Treasury regulations promulgated under the Code, whether such regulations are in temporary or final form, and including proposed regulations to the extent determined by the General Partner, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).
“Regulatory Allocations” has the meaning set forth in Section 6.2B(viii) hereof.
“REIT” means a real estate investment trust qualifying under Section 856 of the Code.
“REIT Available Cash” means, as of any date of determination, all amounts which would be available for distribution to the holders of REIT Shares (calculated in a manner substantially similar to the manner in which the Partnership calculates Available Cash and without regard to any distributions from the Partnership to be made, or which have been made, to the General Partner and the Special Limited Partner hereunder and without regard to any restriction on distribution imposed on the General Partner by any third party).
“REIT Partner” means (a) the Special Limited Partner or any Affiliate of the Special Limited Partner to the extent such Person has in place an election to qualify as a REIT and (b) any “qualified REIT subsidiary” (within the meaning of Section 856(i)(2) of the Code) of any such Person.
“REIT Payment” has the meaning set forth in Section 16.11 hereof.
“REIT Requirements” means the requirements for qualifying as a REIT under the Code and Regulations (the “REIT Requirements”).
“REIT Share” means a share of common stock of the Special Limited Partner, par value $0.01 per share (but shall not include any additional series or class of the Special Limited Partner’s common stock created after the date of this Agreement).
“REIT Shares Amount” means a number of REIT Shares equal to the product of (a) the number of Tendered Units and (b) the Adjustment Factor; provided, however, that, in the event that the Special Limited Partner issues to all holders of REIT Shares as of a certain record date rights, options, warrants or convertible or exchangeable securities entitling the Special Limited Partner’s stockholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the “Rights”), with the record date for such Rights issuance falling within the period starting on the date of the Notice of Redemption and ending on the day immediately preceding the Specified Redemption Date, which Rights will not be distributed before the relevant Specified Redemption Date, then the REIT Shares Amount shall also include such Rights that a holder of that number of REIT Shares would be entitled to receive, expressed, where relevant hereunder, as a number of REIT Shares determined by the General Partner.

“Related Party” means, with respect to any Person, any other Person to whom ownership of shares of the Special Limited Partner’s stock would be attributed by the first such Person under Section 544 of the Code (as modified by Section 856(h)(1)(B) of the Code).
“Restricted Period” means, as to any Partnership Interest, a twelve-month period ending on the day before the first (1st) anniversary of a Qualifying Party’s first becoming a Holder of such Partnership Interest; provided, however, that the General Partner may, by written agreement with a Qualifying Party, shorten or lengthen the first Restricted Period to a period that is shorter or longer than twelve (12) months with respect to a Qualifying Party.
“Rights” has the meaning set forth in the definition of “REIT Shares Amount.”
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.
“Special Redemption” has the meaning set forth in Section 15.1.A hereof.
“Specified Partnership Units” means with respect to each Excluded Property, the Partnership Units that would have been issued to the Special Limited Partner, pursuant to Section 4.2 and Section 4.3.B hereof, if the Special Limited Partner had contributed such Excluded Property on the date that such asset was acquired by the Special Limited Partner or a wholly owned Subsidiary of the Special Limited Partner, in exchange for Partnership Units equal in value to the fair market value of such Excluded Property as of such date.
“Specified Redemption Date” means the twentieth (20th) Business Day after the receipt by the General Partner of a Notice of Redemption, or such earlier date as the General Partner determines in its sole discretion; provided, however, that no Specified Redemption Date with respect to any Partnership Common Units shall occur during the Restricted Period applicable to such Partnership Common Units (except pursuant to a Special Redemption).
“Stock Option Plan” means any stock option plan now or hereafter adopted by the Partnership or the Special Limited Partner.
“Subsidiary” means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.
“Substituted Limited Partner” means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4 hereof.
“Successor Shares Amount” has the meaning set forth in Section 11.7 hereof.
“Surviving Partnership” has the meaning set forth in Section 11.7 hereof.
“Tax Items” has the meaning set forth in Section 6.4.A hereof.
“Tendered Units” has the meaning set forth in Section 15.1.A hereof.
“Tendering Party” has the meaning set forth in Section 15.1.A hereof.
“Termination Transaction” means (a) a merger, consolidation or other combination involving the Special Limited Partner, on the one hand, and any other Person, on the other, (b) a sale, lease, exchange or other transfer of all or substantially all of the assets of the Special Limited Partner not in the ordinary course of its business, whether in a single transaction or a series of related transactions, or (c) the adoption of any plan of liquidation or dissolution of the Special Limited Partner, in each case pursuant to which the Special Limited Partner is not the surviving entity and the shareholders of which do not own fifty percent (50%) or more of such entity immediately after such transaction.
“Third-Party Pledge Transferee” means a Qualified Transferee, other than a Permitted Lender Transferee, that acquires a Partnership Interest pursuant to the exercise of remedies by Permitted Lender Transferees under a Pledge and that agrees to be bound by the terms and conditions of this Agreement.
“Transaction Consideration” has the meaning set forth in Section 11.7 hereof.
“Transfer” means any sale, assignment, bequest, conveyance, devise, gift (outright or in trust), Pledge, encumbrance, hypothecation, mortgage, exchange, transfer or other disposition or act of alienation, whether voluntary or involuntary or by operation of law; provided, however, that when the term is used in Article 11 and Section 13.7 hereof, “Transfer” does not include (a) any Redemption of Partnership Common Units by the Partnership, or acquisition of Tendered Units by the Special Limited Partner, pursuant to Section 15.1 hereof, or (b) any redemption of Partnership Units pursuant to any Partnership Unit Designation. The terms “Transferred” and “Transferring” have correlative meanings.
“Valuation Date” means the date of receipt by the General Partner of a Notice of Redemption pursuant to Section 15.1 herein, or such other date as specified herein, or, if such date is not a Business Day, the immediately preceding Business Day.
“Value” means, on any Valuation Date with respect to a REIT Share, the average of the daily Market Prices for ten (10) consecutive trading days immediately preceding the Valuation Date (except that the Market Price for the trading day immediately preceding the date of exercise of a stock option under any Stock Option Plans shall be substituted for such average of daily market prices for purposes of Section 4.4 hereof). The term “Market Price” on any date means, with respect to any class or series of outstanding REIT Shares, the last sale price for such REIT Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such REIT Shares, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on The New York Stock Exchange or, if such REIT Shares are not listed or admitted to trading on The New York Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such REIT Shares are listed or admitted to trading or, if such REIT Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such REIT Shares are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such REIT Shares selected by the General Partner or, in the event that no trading price is available for such REIT Shares, the fair market value of the REIT Shares, as determined in good faith by the General Partner. In the event that the REIT Shares Amount includes Rights (as defined in the definition of “REIT Shares Amount”) that a holder of REIT Shares would be entitled to receive, then the Value of such Rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.
“Vesting Date” has the meaning set forth in Section 4.4 hereof.
Capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed thereto in any applicable Partnership Unit Designation.

ARTICLE 2
ORGANIZATIONAL MATTERS
Section 2.1 Formation. The Partnership is a limited partnership previously formed and continued pursuant to the provisions of the Act and upon the terms and subject to the conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.
Section 2.2 Name. The name of the Partnership is “CTR Partnership, L.P.” The Partnership’s business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words “Limited Partnership,” “L.P.,” “LP,” “Ltd.” or similar words or letters shall be included in the Partnership’s name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner may change the name of the Partnership at any time and from time to time.
Section 2.3 Principal Office and Resident Agent. The address of the principal office of the Partnership in the State of Delaware is located at 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801, and the name and address of the resident agent of the Partnership in the State of Delaware are The Corporation Trust Company, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801, or such other principal office and resident agent as the General Partner may from time to time designate. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner may approve.
Section 2.4 Power of Attorney.
A.Each Limited Partner and Assignee hereby irrevocably constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:
(1)execute, swear to, seal, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments, supplements or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (b) all instruments that the General Partner or any Liquidator deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or the Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all conveyances and other instruments or documents that the General Partner or the Liquidator deems appropriate or necessary to reflect the distribution or exchange of assets of the Partnership pursuant to the terms of this Agreement; (e) all instruments relating to the admission, acceptance, withdrawal, removal or substitution of any Partner pursuant to the terms of this Agreement or the Capital Contribution of any Partner; and (f) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges relating to Partnership Interests; and
(2)execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments the General Partner or any Liquidator determines are necessary or desirable to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Partners hereunder or is consistent with the terms of this Agreement.
B.The foregoing power of attorney is hereby declared to be irrevocable and a special power coupled with an interest, in recognition of the fact that each of the Limited Partners and Assignees will be relying upon the power of the General Partner or the Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the Transfer of all or any portion of such Person’s Partnership Units or Partnership Interest (as the case may be) and shall extend to such Person’s heirs, successors, assigns and personal representatives. Each such Limited Partner and Assignee hereby agrees to be bound by any representation made by the General Partner or the Liquidator, acting in good faith pursuant to such power of attorney; and each such Limited Partner and Assignee hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the General Partner or the Liquidator, taken in good faith under such power of attorney. Each Limited Partner and Assignee shall execute and deliver to the General Partner or the Liquidator, within fifteen (15) days after receipt of the General Partner’s or the Liquidator’s request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator (as the case may be) deems necessary to effectuate this Agreement and the purposes of the Partnership. Notwithstanding anything else set forth in this Section 2.4.B, no Limited Partner shall incur any personal liability for any action of the General Partner or the Liquidator taken under such power of attorney.
Section 2.5 Term. The term of the Partnership commenced on May 8, 2014, the date that the original Certificate was filed with the office of the Secretary of State of the State of Delaware in accordance with the Act, and shall continue indefinitely unless the Partnership is dissolved sooner pursuant to the provisions of Article 13 hereof or as otherwise provided by law.
ARTICLE 3
PURPOSE
Section 3.1 Purpose and Business. The purpose and nature of the Partnership is to conduct any business, enterprise or activity permitted by or under the Act, including, but not limited to, (i) to conduct the business of ownership, construction, reconstruction, development, redevelopment, alteration, improvement, maintenance, operation, sale, leasing, transfer, encumbrance, conveyance and exchange of the Properties, (ii) to acquire and invest in any securities and/or loans relating to the Properties, (iii) to enter into any partnership, joint venture, business trust arrangement, limited liability company or other similar arrangement to engage in any business permitted by or under the Act, or to own interests in any entity engaged in any business permitted by or under the Act, (iv) to conduct the business of providing property and asset management and brokerage services, whether directly or through one or more partnerships, joint ventures, Subsidiaries, business trusts, limited liability companies or similar arrangements, and (v) to do anything necessary or incidental to the foregoing; provided, however, that the purpose and business of the Partnership shall be limited to and conducted in such a manner as to permit the Special Limited Partner at all times to be classified as a REIT for U.S. federal income tax purposes, unless the Special Limited Partner has determined to cease to qualify as a REIT. The Partnership shall have all powers necessary or desirable to accomplish the purposes enumerated. In connection with the foregoing, the Partnership shall have full power and authority to enter into, perform and carry out contracts of any kind, to borrow and lend money and to issue evidence of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien and, directly or indirectly, to acquire and construct additional Properties necessary, useful or desirable in connection with its business.
Section 3.2 Powers. The Partnership shall have the power to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership, including, without limitation, full power and authority, directly or through its ownership interest in other entities, to enter into, perform and carry out contracts of any kind, to borrow and lend money and to issue evidence of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien, to acquire, own, manage, improve and develop real property and lease, sell, transfer and dispose of real property; provided, however, the Partnership shall not take, or refrain from taking, any action which, in the judgment of the General Partner, in its sole and absolute discretion, (i) could adversely affect the ability of the Special Limited Partner to continue to qualify as a REIT, or (ii) could subject the Special Limited Partner to any additional taxes under Section 857 or Section 4981 of the Code or any other related or successor provision of the Code, unless any such action (or inaction) has been specifically consented to by the General Partner in writing.
Section 3.3 Partnership Only for Purposes Specified. The Partnership is a limited partnership formed pursuant to the Act, and this Agreement shall not be deemed to create a company, venture or partnership between or among the Partners or any other Persons with respect to any activities whatsoever other than the activities specified in Section 3.1 hereof. Except as otherwise provided in this Agreement, no Partner shall have any authority to act for, bind, commit or assume any obligation or responsibility on behalf of the Partnership, its properties or any other Partner. No Partner, in its capacity as a Partner under this Agreement, shall be responsible or liable for any indebtedness or obligation of another Partner, nor shall the Partnership be responsible or liable for any indebtedness or obligation of any Partner, incurred either before or after the execution and delivery of this Agreement by such Partner, except as to those responsibilities, liabilities, indebtedness or obligations incurred pursuant to and as limited by the terms of this Agreement and the Act.
Section 3.4 Representations and Warranties by the Partners.
A.Each Partner that is an individual (including, without limitation, each Additional Limited Partner or Substituted Limited Partner as a condition to becoming an Additional Limited Partner or a Substituted Limited Partner) represents and warrants to, and covenants with, each other Partner that (i) the consummation of the transactions contemplated by this Agreement to be performed by such Partner will not result in a breach or violation of, or a default under, any material agreement by which such Partner or any of such Partner’s property is bound, or any statute, regulation, order or other law to which such Partner is subject, (ii) such Partner is neither a “foreign person,” within the meaning of Section 1445(f) of the Code, nor a “foreign partner,” within the meaning of Section 1446(e) of the Code, (iii) such Partner does not, and for so long as it is a Partner will not, own, directly or indirectly, (a) five percent (5%) or more of the total combined voting power of all classes of stock entitled to vote, or five percent (5%) or more of the total number of shares of all classes of stock, of any corporation that is a tenant of either (I) the Special Limited Partner or any of its “qualified REIT subsidiaries” (within the meaning of Section 856(i)(2) of the Code), (II) the Partnership or (III) any partnership, venture or limited liability company of which the Special Limited Partner, any of its “qualified REIT subsidiaries” (within the meaning of Section 856(i)(2) of the Code), or the Partnership is directly or indirectly a member, or (b) an interest of five percent (5%) or more in the assets or net profits of any tenant of either (I) the Special Limited Partner or any of its “qualified REIT subsidiaries” (within the meaning of Section 856(i)(2) of the Code), (II) the Partnership or (III) any partnership, venture, or limited liability company of which the Special Limited Partner, any of its “qualified REIT subsidiaries” (within the meaning of Section 856(i)(2) of the Code) or the Partnership is directly or indirectly a member, and (iv) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms. Notwithstanding the foregoing, a Partner may exceed any of the five percent (5%) limits set forth in clause (iii) of the immediately preceding sentence if such Partner obtains the written consent of the General Partner prior to exceeding any such limits, which consent may be given or withheld in the General Partner’s sole discretion.
B.Each Partner that is not an individual (including, without limitation, each Additional Limited Partner or Substituted Limited Partner as a condition to becoming an Additional Limited Partner or a Substituted Limited Partner) represents and warrants to, and covenants with, each other Partner that (i) all transactions contemplated by this Agreement to be performed by it have been duly authorized by all necessary action, including, without limitation, that of its general partner(s), committee(s), trustee(s), beneficiaries, directors and/or stockholder(s) (as the case may be) as required, (ii) the consummation of such transactions shall not result in a breach or violation of, or a default under, its partnership or operating agreement, trust agreement, charter or bylaws (as the case may be), any material agreement by which such Partner or any of such Partner’s properties or any of its partners, members, beneficiaries, trustees or stockholders (as the case may be) is or are bound, or any statute, regulation, order or other law to which such Partner or any of its partners, members, trustees, beneficiaries or stockholders (as the case may be) is or are subject, (iii) such Partner is neither a “foreign person,” within the meaning of Section 1445(f) of the Code, nor a “foreign partner,” within the meaning of Section 1446(e) of the Code,

(iv) such Partner does not, and for so long as it is a Partner will not, own, directly or indirectly, (a) five percent (5%) or more of the total combined voting power of all classes of stock entitled to vote, or five percent (5%) or more of the total number of shares of all classes of stock, of any corporation that is a tenant of either (I) the Special Limited Partner or any of its “qualified REIT subsidiaries” (within the meaning of Section 856(i)(2) of the Code), (II) the Partnership or (III) any partnership, venture or limited liability company of which the Special Limited Partner, any of its “qualified REIT subsidiaries” (within the meaning of Section 856(i)(2) of the Code), or the Partnership is directly or indirectly a member, or (b) an interest of five percent (5%) or more in the assets or net profits of any tenant of either (I) the Special Limited Partner, or any of its “qualified REIT subsidiaries” (within the meaning of Section 856(i)(2) of the Code), (II) the Partnership or (III) any partnership, venture or limited liability company for which the Special Limited Partner, any of its “qualified REIT subsidiaries” (within the meaning of Section 856(i)(2) of the Code), or the Partnership is directly or indirectly a member, and (v) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms. Notwithstanding the foregoing, a Partner may exceed any of the five percent (5%) limits set forth in clause (iv) of the immediately preceding sentence if such Partner obtains the written consent of the General Partner prior to exceeding any such limits, which consent may be given or withheld in the General Partner’s sole discretion.
C.Each Partner (including, without limitation, each Substituted Limited Partner, as a condition to becoming a Substituted Limited Partner) represents and warrants that it is an “accredited investor,” as defined in Rule 501 promulgated under the Securities Act, and represents, warrants and agrees that it has acquired and continues to hold its interest in the Partnership for its own account for investment purposes only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, and not with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances. Each Partner further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds that it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment. Notwithstanding the foregoing, the representations and warranties contained in the first sentence of this Section 3.4.C shall not apply to any Permitted Lender Transferee, it being understood that a Permitted Lender Transferee may be subject to a legal obligation to sell, distribute or otherwise dispose of any Partnership Interest acquired pursuant to the exercise of remedies under a Pledge; provided, however, that such Permitted Lender Transferee must be a Qualified Transferee.
D.The representations and warranties contained in Sections 3.4.A, 3.4.B and 3.4.C hereof shall survive the execution and delivery of this Agreement by each Partner (and, in the case of an Additional Limited Partner or a Substituted Limited Partner, the admission of such Additional Limited Partner or Substituted Limited Partner as a Limited Partner in the Partnership) and the dissolution, liquidation and termination of the Partnership.
E.Each Partner (including, without limitation, each Substituted Limited Partner as a condition to becoming a Substituted Limited Partner) hereby acknowledges that no representations as to potential profit, cash flows, funds from operations or yield, if any, in respect of the Partnership or the General Partner have been made by any Partner or any employee or representative or Affiliate of any Partner, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, that may have been in any manner submitted to such Partner shall not constitute any representation or warranty of any kind or nature, express or implied.
F.Notwithstanding the foregoing, the General Partner may permit the modification of any of the representations and warranties contained in Sections 3.4.A, 3.4.B and 3.4.C above as applicable to any Partner (including, without limitation any Additional Limited Partner or Substituted Limited Partner or any transferee of either) provided that such representations and warranties, as modified, shall be set forth in either (i) a Partnership Unit Designation applicable to the Partnership Units held by such Partner or (ii) a separate writing executed by such Partner and addressed to the Partnership and the General Partner.

ARTICLE 4
CAPITAL CONTRIBUTIONS
Section 4.1 Capital Contributions of the Partners. The Special Limited Partner has previously made Capital Contributions to the Partnership. Except as otherwise provided by law or in this Agreement, the Partners shall have no obligation or, except with the prior written consent of the General Partner, right to make any Capital Contributions or loans to the Partnership. The General Partner shall cause to be maintained in the principal business office of the Partnership, or such other place as may be determined by the General Partner, the books and records of the Partnership, which shall include, among other things, a register containing the name, address, and number of Partnership Units of each Partner, and such other information as the General Partner may deem necessary or desirable (the “Register”). The Register shall not be deemed part of this Agreement. The General Partner shall from time to time update the Register as necessary to accurately reflect the information therein, including as a result of any sales, exchanges or other Transfers, or any redemptions, issuances or similar events involving Partnership Units. Any reference in this Agreement to the Register shall be deemed a reference to the Register as in effect from time to time. Subject to the terms of this Agreement, the General Partner may take any action authorized hereunder in respect of the Register without any need to obtain the consent of any other Partner. No action of any Limited Partner shall be required to amend or update the Register. Except as required by law, no Limited Partner shall be entitled to receive a copy of the information set forth in the Register relating to any Partner other than itself.
Section 4.2 Issuances of Additional Partnership Interests. Subject to the rights of any Holder of any Partnership Interest set forth in a Partnership Unit Designation:
A.General. The General Partner is hereby authorized to cause the Partnership to issue additional Partnership Interests, in the form of Partnership Units, for any Partnership purpose, at any time or from time to time, to the Partners (including the General Partner and the Special Limited Partner) or to other Persons, and to admit such Persons as Additional Limited Partners, for such consideration and on such terms and conditions as shall be established by the General Partner, all without the approval of any Limited Partner or any other Person. Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units (i) upon the conversion, redemption or exchange of any Debt, Partnership Units or other securities issued by the Partnership, (ii) for less than fair market value, (iii) for no consideration, (iv) in connection with any merger of any other Person into the Partnership, (v) upon the contribution of property or assets to the Partnership or (vi) in connection with the performance of services to or for the benefit of the Partnership. Any additional Partnership Interests may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption (including, without limitation, rights that may be senior or otherwise entitled to preference over existing Partnership Interests) as shall be determined by the General Partner, without the approval of any Limited Partner or any other Person, and set forth in a written document thereafter attached to and made an exhibit to this Agreement, which exhibit shall be an amendment to this Agreement and shall be incorporated herein by this reference (each, a “Partnership Unit Designation”). Without limiting the generality of the foregoing, the General Partner shall have authority to specify the distribution entitlements of and allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests. Except to the extent specifically set forth in any Partnership Unit Designation, a Partnership Interest of any class or series other than a Partnership Common Unit shall not entitle the holder thereof to vote on, or consent to, any matter. Upon the issuance of any additional Partnership Interest, the General Partner shall amend the Register and the books and records of the Partnership as appropriate to reflect such issuance.
B.Reserved.
C.No Preemptive Rights. Except as expressly provided in this Agreement or in any Partnership Unit Designation, no Person, including, without limitation, any Partner or Assignee, shall have any preemptive, preferential, participation or similar right or rights to subscribe for or acquire any Partnership Interest.
D.Classes of Units. On the date hereof, the Partnership shall have established five classes of Partnership Units outstanding, entitled “Partnership Common Units,” “Basic LTIP Units,” “Basic AO LTIP Units,”

“Performance LTIP Units,” and “Performance AO LTIP Units,” and, thereafter, such additional classes of Partnership Units or Partnership Interests as may be created by the General Partner pursuant to Section 4.2.A and this Section 4.2.D. The terms of such classes shall be as set forth in this Agreement and, in the case of LTIP Units, Exhibit C and any applicable LTIP Agreement. Except as otherwise provided in this Agreement, Exhibit C and any applicable LTIP Agreement, prior to its conversion, each LTIP Unit shall be treated as a Partnership Common Unit, with all of the rights, privileges and obligations attendant thereto. Any Partnership Unit that is not specifically designated by the General Partner as being of a particular class shall be deemed to be a Partnership Common Unit.
Section 4.3 Additional Funds and Capital Contributions.
A.General. The General Partner may, at any time and from time to time, determine that the Partnership requires additional funds or other assets (“Additional Funds”) for the acquisition or development of additional Properties, for the redemption of Partnership Units or for such other purposes as the General Partner may determine. Additional Funds may be obtained by the Partnership, at the election of the General Partner, in any manner provided in, and in accordance with, the terms of this Section 4.3 without the approval of any Limited Partner or any other Person.
B.Additional Capital Contributions. The General Partner, on behalf of the Partnership, may obtain any Additional Funds by accepting Capital Contributions from any Partners or other Persons. In connection with any such Capital Contribution (of cash or property), the General Partner is hereby authorized to cause the Partnership from time to time to issue additional Partnership Units (as set forth in Section 4.2 above) in consideration therefor, and the Percentage Interests of the General Partner and the Limited Partners shall be adjusted to reflect the issuance of such additional Partnership Units.
C.Loans by Third Parties. The General Partner, on behalf of the Partnership, may obtain any Additional Funds by causing the Partnership to incur Debt to any Person (including the General Partner or the Special Limited Partner) upon such terms as the General Partner determines appropriate, including making such Debt convertible, redeemable or exchangeable for Partnership Units; provided, however, that the Partnership shall not incur any such Debt if any Partner would be personally liable for the repayment of such Debt (unless such Partner otherwise agrees).
D.Reserved.
E.Issuance of Securities by the Special Limited Partner. The Special Limited Partner shall not issue any additional REIT Shares, Capital Shares or New Securities unless the Special Limited Partner contributes the cash proceeds or other consideration received from the issuance of such additional REIT Shares, Capital Shares or New Securities (as the case may be), and from the exercise of the rights contained in any such additional New Securities, to the Partnership in exchange for (x) in the case of an issuance of REIT Shares, Partnership Common Units, or (y) in the case of an issuance of Capital Shares or New Securities, Partnership Equivalent Units; provided, however, that notwithstanding the foregoing, the Special Limited Partner may issue REIT Shares, Capital Shares or New Securities (a) pursuant to Section 4.4 or Section 15.1.B hereof, (b) pursuant to a dividend or distribution (including any stock split) of REIT Shares, Capital Shares or New Securities to all holders of REIT Shares, Capital Shares or New Securities (as the case may be), (c) upon a conversion, redemption or exchange of Capital Shares, (d) upon a conversion, redemption, exchange or exercise of New Securities, or (e) in connection with an acquisition of Partnership Units or a property or other asset to be owned, directly or indirectly, by the Special Limited Partner. In the event of any issuance of additional REIT Shares, Capital Shares or New Securities by the Special Limited Partner, and the contribution to the Partnership, by the Special Limited Partner, of the cash proceeds or other consideration received from such issuance, if the proceeds actually received and contributed by the Special Limited Partner are less than the gross proceeds of such issuance as a result of any underwriter’s discount, commissions, placement fees or other expenses paid or incurred in connection with such issuance, then the Special Limited Partner shall be deemed to have made a Capital Contribution to the Partnership in the amount equal to the sum of the net proceeds of such issuance plus the amount of such underwriter’s discount, commissions, placement fees or other expenses paid by the Special Limited Partner, and the Partnership shall be deemed simultaneously to have reimbursed such discount, commissions, placement fees and expenses as expenses incurred for the benefit of the Partnership for purposes of Section 7.3(b). In the event that the Special Limited Partner issues any additional REIT Shares, Capital Shares or New Securities and contributes the cash proceeds or other consideration received from the issuance thereof to the Partnership, the Partnership is authorized to issue a number of Partnership Common Units or Partnership Equivalent Units to the Special Limited Partner equal to the number of REIT Shares, Capital Shares or New Securities so issued, divided by the Adjustment Factor then in effect, in accordance with this Section 4.3.E without any further act, approval or vote of any Partner or any other Persons.
Section 4.4 Incentive Equity.
A.Options Granted to Persons other than Partnership Employees. If at any time or from time to time, in connection with any Stock Option Plan, an option to purchase REIT Shares granted to a Person other than a Partnership Employee is duly exercised:
(1)The Special Limited Partner shall, as soon as practicable after such exercise, make a Capital Contribution to the Partnership in an amount equal to the exercise price paid to the Special Limited Partner by such exercising party in connection with the exercise of such stock option (but excluding any payment in respect of payroll taxes or other withholdings).
(2)Notwithstanding the amount of the Capital Contribution actually made pursuant to Section 4.4.A(1) hereof, the Special Limited Partner shall be deemed to have contributed to the Partnership as a Capital Contribution an amount equal to the Value of a REIT Share as of the date of exercise, multiplied by the number of REIT Shares then being issued in connection with the exercise of such stock option. In exchange for such Capital Contribution, the Partnership shall issue a number of Partnership Common Units to the Special Limited Partner equal to the quotient of (a) the number of REIT Shares issued in connection with the exercise of such stock option, divided by (b) the Adjustment Factor then in effect.
provided, however, the General Partner shall be entitled to modify the foregoing treatment of such exercise to the extent the General Partner determines such modification is necessary or appropriate to comply with applicable tax or other law or to reflect the economic arrangement of the parties.
B.Options Granted to Partnership Employees. If at any time or from time to time, in connection with any Stock Option Plan, an option to purchase REIT Shares granted to a Partnership Employee is duly exercised:
(1)The Special Limited Partner shall sell to the Partnership, and the Partnership shall purchase from the Special Limited Partner, the number of REIT Shares as to which such stock option is being exercised. The purchase price per REIT Share for such sale of REIT Shares to the Partnership shall be the Value of a REIT Share as of the date of exercise of such stock option.
(2)The Partnership shall sell to the Optionee (or if the Optionee is an employee of a Partnership Subsidiary, the Partnership shall sell to such Partnership Subsidiary, which in turn shall sell to the Optionee), for a cash price per share equal to the Value of a REIT Share at the time of the exercise, a number of REIT Shares equal to (a) the exercise price paid to the Special Limited Partner by the exercising party in connection with the exercise of such stock option, divided by (b) the Value of a REIT Share at the time of such exercise.
(3)The Partnership shall transfer to the Optionee (or if the Optionee is an employee of a Partnership Subsidiary, the Partnership shall transfer to such Partnership Subsidiary, which in turn shall transfer to the Optionee) at no additional cost, as additional compensation, a number of REIT Shares equal to the number of REIT Shares described in Section 4.4.B(1) hereof, less the number of REIT Shares described in Section 4.4.B(2) hereof.

(4)The Special Limited Partner shall, as soon as practicable after such exercise, make a Capital Contribution to the Partnership of an amount equal to all proceeds received (from whatever source, but excluding any payment in respect of payroll taxes or other withholdings) by the Special Limited Partner in connection with the exercise of such stock option. In exchange for such Capital Contribution, the Partnership shall issue a number of Partnership Common Units to the Special Limited Partner equal to the quotient of (a) the number of REIT Shares issued in connection with the exercise of such stock option, divided by (b) the Adjustment Factor then in effect.
provided, however, the General Partner shall be entitled to modify the foregoing treatment of such exercise to the extent the General Partner determines such modification is necessary or appropriate to comply with applicable tax or other law or to reflect the economic arrangement of the parties.
C.Restricted Stock Granted to Partnership Employees. If at any time or from time to time, in connection with any Equity Plan (other than a Stock Option Plan), any REIT Shares are issued to a Partnership Employee (including any REIT Shares that are subject to forfeiture in the event such Partnership Employee terminates his employment by the Partnership or a Partnership Subsidiary) in consideration for services performed for the Partnership or a Partnership Subsidiary:
(1)the Special Limited Partner shall issue such number of REIT Shares as are to be issued to the Partnership Employee in accordance with the Equity Plan;
(2)the following events will be deemed to have occurred: (a) the Special Limited Partner shall be deemed to have sold such shares to the Partnership (or if the Partnership Employee is an employee or other service provider of a Partnership Subsidiary, to such Partnership Subsidiary) for a purchase price equal to the Value of such shares, (b) the Partnership (or such Partnership Subsidiary) shall be deemed to have delivered the shares to the Partnership Employee, (c) the Special Limited Partner shall be deemed to have contributed the purchase price to the Partnership as a Capital Contribution, and (d) if the Partnership Employee is an employee of a Partnership Subsidiary, the Partnership shall be deemed to have contributed such amount to the capital of the Partnership Subsidiary; and
(3)the Partnership shall issue to the Special Limited Partner a number of Partnership Common Units equal to the number of newly issued REIT Shares, divided by the Adjustment Factor then in effect, in consideration for a deemed Capital Contribution in an amount equal to (x) the number of newly issued Partnership Common Units, multiplied by (y) a fraction the numerator of which is the Value of a REIT Share, and the denominator of which is the Adjustment Factor then in effect.
provided, however, the General Partner shall be entitled to modify the foregoing treatment of such exercise to the extent the General Partner determines such modification is necessary or appropriate to comply with applicable tax or other law or to reflect the economic arrangement of the parties.
D.Restricted Stock Granted to Persons other than Partnership Employees. If at any time or from time to time, in connection with any Equity Plan (other than a Stock Option Plan), any REIT shares are issued to a Person other than a Partnership Employee in consideration for services performed for the Special Limited Partner, the General Partner, the Partnership or a Partnership Subsidiary:
(1)the Special Limited Partner shall issue such number of REIT Shares as are to be issued to such Person in accordance with the Equity Plan; and
(2)the Special Limited Partner shall be deemed to have contributed the Value of such REIT Shares to the Partnership as a Capital Contribution, and the Partnership shall issue to the Special Limited Partner a number of newly issued Partnership Common Units equal to the number of newly issued REIT Shares, divided by the Adjustment Factor then in effect.
provided, however, the General Partner shall be entitled to modify the foregoing treatment of such exercise to the extent the General Partner determines such modification is necessary or appropriate to comply with applicable tax or other law or to reflect the economic arrangement of the parties.
E.LTIP Units. For the avoidance of doubt, the General Partner may, from time to time, for such consideration or no consideration and in such numbers and types as the General Partner may determine appropriate, cause the Partnership to issue LTIP Units or other Partnership Units to Persons who provide services to or for the benefit of the Partnership, the General Partner or the Special Limited Partner and admit such Persons as Limited Partners.
F.Future Stock Incentive Plans. Nothing in this Agreement shall be construed or applied to preclude or restrain the General Partner or the Special Limited Partner from adopting, modifying or terminating stock incentive plans for the benefit of employees, directors or other business associates of the General Partner, the Special Limited Partner, the Partnership or any of their Affiliates. The Partners acknowledge and agree that, in the event that any such plan is adopted, modified or terminated by the General Partner or the Special Limited Partner, amendments to this Section 4.4 may become necessary or advisable and that any approval or Consent to any such amendments requested by the General Partner or the Special Limited Partner shall be deemed granted.
G.Issuance of Partnership Units. The Partnership is expressly authorized to issue Partnership Units in accordance with this Section 4.4 without any further act, approval or vote of any Partner or any other Persons.
Section 4.5 Dividend Reinvestment Plan, Stock Incentive Plan or Other Plan. Except as may otherwise be provided in this Article 4, all amounts received by the Special Limited Partner in respect of any dividend reinvestment plan, stock incentive or other stock or subscription plan or agreement, either (a) shall be utilized by the Special Limited Partner to effect open market purchases of REIT Shares, or (b) if the Special Limited Partner elects instead to issue new REIT Shares with respect to such amounts, shall be contributed by the Special Limited Partner to the Partnership in exchange for additional Partnership Common Units. Upon such contribution, the Partnership will issue to the Special Limited Partner a number of Partnership Common Units equal to the number of newly issued REIT Shares, divided by the Adjustment Factor then in effect.
Section 4.6 No Interest; No Return. No Partner shall be entitled to interest on its Capital Contribution or on such Partner’s Capital Account. Except as provided herein or by law, no Partner shall have any right to demand or receive the return of its Capital Contribution or Capital Account from the Partnership.
Section 4.7 Conversion or Redemption of Capital Shares; Redemption of REIT Shares.
A.Conversion of Capital Shares. If, at any time, any Capital Shares are converted into REIT Shares, in whole or in part, then an equal number of Partnership Equivalent Units held by the Special Limited Partner that correspond to the class or series of Capital Shares so converted shall automatically be converted into a number of Partnership Common Units equal to the quotient of (i) the number of REIT Shares issued upon such conversion, divided by (ii) the Adjustment Factor then in effect.
B.Redemption of Capital Shares. If, at any time, any Capital Shares are redeemed, repurchased or otherwise acquired (whether by exercise of a put or call, automatically or by means of another arrangement) by the Special Limited Partner for cash, then, immediately prior to such redemption of Capital Shares, the Partnership shall redeem an equal number of Partnership Equivalent Units held by the Special Limited Partner that correspond to the class or series of Capital Shares so redeemed, repurchased or acquired upon the same terms and for the same price per Partnership Equivalent Unit, as such Capital Shares are redeemed, repurchased or acquired.

C.Redemption, Repurchase or Forfeiture of REIT Shares. If, at any time, any REIT Shares are redeemed, repurchased or otherwise acquired (whether by exercise of a put or call, upon forfeiture of any award granted under any Equity Plan, automatically or by means of another arrangement) by the Special Limited Partner, then, immediately prior to such redemption, repurchase or acquisition of REIT Shares, the Partnership shall redeem a number of Partnership Common Units held by the Special Limited Partner equal to the quotient of (i) the number of REIT Shares so redeemed, repurchased or acquired, divided by (ii) the Adjustment Factor then in effect, such redemption, repurchase or acquisition to be upon the same terms and for the same price per Partnership Common Unit (after giving effect to application of the Adjustment Factor) as such REIT Shares are redeemed, repurchased or acquired.
Section 4.8 Other Contribution Provisions. Except as otherwise provided herein, a Partner shall have no obligation to restore any deficit in its Capital Account. Notwithstanding the foregoing, with the consent of the General Partner, a Partner (including the Special Limited Partner) may agree to restore, in whole or in part, any such deficit, or enter into a contribution agreement, guarantee arrangement or other arrangement with the Partnership and with respect to any liabilities of the Partnership, and the General Partner shall be entitled to amend this Agreement as and to the extent necessary to give effect to any such arrangement.
Section 4.9 Excluded Properties. The Special Limited Partner shall contribute each Excluded Property (or, if applicable, the net proceeds (after payment of all transfer taxes and other transaction costs) received by the Special Limited Partner from the sale, transfer or other disposition of an Excluded Property to a Person who is not a direct or indirect wholly owned Subsidiary of the Special Limited Partner) to the Partnership upon the earlier of (i) such time as it is commercially practicable to contribute such property to the Partnership without adverse tax or other economic consequence to the Special Limited Partner, and (ii) any sale, transfer or other disposition of an Excluded Property to a Person who is not a direct or indirect wholly owned Subsidiary of the Special Limited Partner. Upon any such contribution of an Excluded Property or the proceeds therefrom, the Special Limited Partner shall receive in exchange for such contribution, notwithstanding the actual value of such Excluded Property or the amount of such proceeds (as the case may be), the Specified Partnership Units applicable to such Excluded Property. The Partnership is expressly authorized to issue the Specified Partnership Units in the numbers specified in this Section 4.9 without any further act, approval or vote of any Partner or any other Persons.
ARTICLE 5
DISTRIBUTIONS
Section 5.1 Requirement and Characterization of Distributions.
A.Subject to the terms of any Partnership Unit Designation that provides for a class or series of Partnership Preferred Units with a preference with respect to the payment of distributions, the General Partner shall cause the Partnership to distribute quarterly all, or such portion as the General Partner may determine, of the Available Cash generated by the Partnership during such quarter to the Holders of Partnership Common Units in accordance with their respective Percentage Interests of Partnership Common Units on the Partnership Record Date established by the General Partner. Unless otherwise determined by the General Partner, distributions payable with respect to any Partnership Units that were not outstanding during the entire quarterly or other applicable period in respect of which any distribution is made (other than any Partnership Units issued to the Special Limited Partner in connection with the issuance of REIT Shares or Capital Shares by the Special Limited Partner) shall be prorated based on the portion of the period that such Partnership Units were outstanding. Notwithstanding the foregoing, the General Partner, in its sole and absolute discretion, may cause the Partnership to distribute Available Cash to the Holders on a more or less frequent basis than quarterly. The General Partner shall make reasonable efforts to cause the Partnership to distribute sufficient amounts to enable the Special Limited Partner, for so long as the Special Limited Partner has determined to qualify as a REIT, to pay stockholder dividends that will (a) satisfy the REIT Requirements, and (b) eliminate any U.S. federal income or excise tax liability of the Special Limited Partner.
B.Notwithstanding the foregoing, if any Excluded Property (or the proceeds therefrom) has not been contributed to the Partnership pursuant to Section 4.9, the distributions provided for above shall be calculated, to the extent possible, based on Adjusted Available Cash as if each Excluded Property had been contributed to the Partnership in exchange for Partnership Common Units pursuant to Section 4.9; provided, however, that if any Excluded Property (or the proceeds therefrom) has not been contributed to the Partnership pursuant to Section 4.9, any distributions to be made with respect to the Special Limited Partner’s Partnership Units shall in the aggregate be reduced to the extent of any REIT Available Cash.
Section 5.2 Distributions in Kind. No Holder may demand to receive property other than cash as provided in this Agreement. The General Partner may cause the Partnership to make a distribution in kind of Partnership assets or Partnership Interests to the Holders, and such assets or Partnership Interests shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with Articles 5, 6 and 10 hereof.
Section 5.3 Amounts Withheld. All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.4 hereof with respect to any allocation, payment or distribution to any Holder shall be treated as amounts paid or distributed to such Holder pursuant to Section 5.1 hereof for all purposes under this Agreement.
Section 5.4 Distributions upon Liquidation. Notwithstanding the other provisions of this Article 5, upon the occurrence of a Liquidating Event, the assets of the Partnership shall be distributed to the Holders in accordance with Section 13.2 hereof.
Section 5.5 Distributions to Reflect Additional Partnership Units. In the event that the Partnership issues additional Partnership Units pursuant to the provisions of Article 4 hereof, subject to the rights of any Holder of any Partnership Interest set forth in a Partnership Unit Designation, the General Partner is hereby authorized to make such revisions to this Article 5 and to Article 6 as it determines are necessary or desirable to reflect the issuance of such additional Partnership Units, including, without limitation, making preferential distributions to certain classes of Partnership Units.
Section 5.6 Restricted Distributions. Notwithstanding any provision to the contrary contained in this Agreement, neither the Partnership nor the General Partner, on behalf of the Partnership, shall make a distribution to any Holder if such distribution would violate the Act or other applicable law.
ARTICLE 6
ALLOCATIONS
Section 6.1 General Allocations.
A.Net Income. After giving effect to the special allocations set forth in Section 6.2 and except as otherwise provided in this Agreement or any Partnership Unit Designation, Net Income of the Partnership for each Partnership Year or other applicable period shall be allocated to the Partners in the following order:
(i)first, to the General Partner to the extent that Net Losses previously allocated to the General Partner pursuant to Section 6.1.B(iv) hereof, on a cumulative basis, exceed Net Income previously allocated to the General Partner pursuant to this Section 6.1.A(i), on a cumulative basis;
(ii)second, to the holders of any Partnership Units that are entitled to any preference upon liquidation until the cumulative Net Income allocated under this Section 6.1.A(ii) equals the cumulative Net Losses allocated to such Partners under Section 6.1.B(iii) hereof;
(iii)third, to the holders of any Partnership Units that are entitled to any preference in distribution in accordance with the rights of any other class of Partnership Units until each such Partnership Unit has been allocated, on a cumulative basis pursuant to this Section 6.1.A(iii), Net Income equal to the amount of distributions payable that are attributable to the preference of such class of Partnership Units whether or not paid (and, within such class, pro rata in proportion to their respective Percentage Interests of such class as of the last day of the period for which such allocation is being made); and
(iv)finally, with respect to Partnership Units that are not entitled to any preference in distribution or with respect to which distributions are not limited to any preference in distribution, pro rata to each such class in accordance with the terms of such class (and, within such class, pro rata in proportion to their respective Percentage Interests of such class as of the last day of the period for which such allocation is being made).
B.Net Loss. After giving effect to the special allocations set forth in Section 6.2 and except as otherwise provided in this Agreement or any Partnership Unit Designation, Net Loss of the Partnership for each Partnership Year or other applicable period shall be allocated to the Partners in the following order:
(i)first, to the holders of Partnership Units, in proportion to, and to the extent that, their share of the Net Income previously allocated pursuant to Section 6.1.A(iv) exceeds, on a cumulative basis, the sum of (1) distributions with respect to such Partnership Units pursuant to Section 5.1 and (2) Net Losses allocated under this Section 6.1.B(i);
(ii)second, with respect to classes of Partnership Units that are not entitled to any preference in distribution upon liquidation, pro rata to each such class in accordance with the terms of such class (and, within such class, pro rata in proportion to their respective Percentage Interests of such class as of the last day of the period for which such allocation is being made); provided, however, that Net Losses shall not be allocated to any Partner pursuant to this Section 6.1.B(ii) to the extent that such allocation would cause such Partner to have an Adjusted Capital Account Deficit (or increase any existing Adjusted Capital Account Deficit) (determined in the case of a Partner who also holds classes of Partnership Units that are entitled to any preferences in distribution upon liquidation, by subtracting from such Partners’ Adjusted Capital Account the amount of such preferred distribution to be made upon liquidation) at the end of such Partnership Year (or portion thereof);
(iii)third, with respect to classes of Partnership Units that are entitled to any preference in distribution upon liquidation, in reverse order of the priorities of each such class (and within each such class, pro rata in proportion to their respective Percentage Interests of such class as of the last day of the period for which such allocation is being made); provided, however, that Net Losses shall not be allocated to any Partner pursuant to this Section 6.1.B(iii) to the extent that such allocation would cause such Partner to have an Adjusted Capital Account Deficit (or increase any existing Adjusted Capital Account Deficit); and
(iv)thereafter, to the General Partner.
In making allocations pursuant to this Section 6.1, the General Partner may allocate constituent items of Net Income or Net Loss to the extent determined advisable by the General Partner in its discretion.
Section 6.2 Additional Allocation Provisions. Notwithstanding the foregoing provisions of this Article 6:
A.Special Allocations Regarding Partnership Preferred Units. If any Partnership Preferred Units are redeemed pursuant to Section 4.7.B hereof, for the Partnership Year that includes such redemption (and, if necessary, for subsequent Partnership Years) (a) gross income and gain (in such relative proportions as the General Partner shall determine) shall be allocated to the holder(s) of such Partnership Preferred Units to the extent that the Redemption amounts paid or payable with respect to the Partnership Preferred Units so redeemed (or treated as redeemed) exceeds the aggregate Capital Account balances (net of liabilities assumed or taken subject to by the Partnership) per Partnership Preferred Unit allocable to the Partnership Preferred Units so redeemed (or treated as redeemed) and (b) deductions and losses (in such relative proportions as the General Partner shall determine) shall be allocated to the holder(s) of such Partnership Preferred Units to the extent that the aggregate Capital Account balances (net of liabilities assumed or taken subject to by the Partnership) per Partnership Preferred Unit allocable to the Partnership Preferred Units so redeemed (or treated as redeemed) exceeds the Redemption amount paid or payable with respect to the Partnership Preferred Units so redeemed (or treated as redeemed).
B.Regulatory Allocations.
(i)Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(f), notwithstanding the provisions of Section 6.1 hereof, or any other provision of this Article 6, if there is a net decrease in Partnership Minimum Gain during any Partnership Year, each Holder shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder’s share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be allocated shall be determined in accordance with Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 6.2.B(i) is intended to qualify as a “minimum gain chargeback” within the meaning of Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.
(ii)Partner Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(i)(4) or in Section 6.2.B(i) hereof, if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership Year, each Holder who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder’s respective share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 6.2.B(ii) is intended to qualify as a “chargeback of partner nonrecourse debt minimum gain,” within the meaning of Regulations Section 1.704-2(i), and shall be interpreted consistently therewith.
(iii)Nonrecourse Deductions and Partner Nonrecourse Deductions. Any Nonrecourse Deductions for any Partnership Year shall be specially allocated to the Holders in any permissible manner determined by the General Partner. Any Partner Nonrecourse Deductions for any Partnership Year shall be specially allocated to the Holder(s) who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Regulations Section 1.704-2(i).
(iv)Qualified Income Offset. If any Holder unexpectedly receives an adjustment, allocation or distribution described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Partnership income and gain shall be allocated, in accordance with Regulations Section 1.704-1(b)(2)(ii)(d), to such Holder in an amount and manner sufficient to eliminate, to the extent required by such Regulations, the Adjusted Capital Account Deficit of such Holder as quickly as possible, provided that an allocation pursuant to this Section 6.2.B(iv) shall be made if and only to the extent that such Holder would have an Adjusted Capital Account Deficit after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.2.B(iv) were not in the Agreement. It is intended that this Section 6.2.B(iv) qualify and be construed as a “qualified income offset,” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(d), and shall be interpreted consistently therewith.

(v)Gross Income Allocation. If any Holder has a deficit Capital Account at the end of any Partnership Year that is in excess of the sum of (1) the amount (if any) that such Holder is obligated to restore to the Partnership upon complete liquidation of such Holder’s Partnership Interest (including the Holder’s interest in outstanding Partnership Preferred Units and other Partnership Units), and (2) the amount that such Holder is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Holder shall be specially allocated items of Partnership income and gain in the amount of such excess to eliminate such deficit as quickly as possible, provided that an allocation pursuant to this Section 6.2.B(v) shall be made if and only to the extent that such Holder would have a deficit Capital Account in excess of such sum after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.2.B(v) and Section 6.2.B(iv) hereof were not in the Agreement.
(vi)Limitation on Allocation of Net Loss. To the extent that any allocation of Net Loss would cause or increase an Adjusted Capital Account Deficit as to any Holder, such allocation of Net Loss shall be reallocated (x) first, among the other Holders of Partnership Common Units in accordance with their respective Percentage Interests, and (y) thereafter, among the Holders of other Partnership Units, as determined by the General Partner, subject to the limitations of this Section 6.2.B(vi).
(vii)Section 754 Adjustment. To the extent that an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) of the Code or Section 743(b) of the Code is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution to a Holder of Partnership Common Units in complete liquidation of its interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Holders of Partnership Common Units in accordance with their respective Percentage Interests in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Holder(s) to whom such distribution was made in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.
(viii)Curative Allocations. The allocations set forth in Sections 6.2.B(i), (ii), (iii), (iv), (v), (vi) and (vii) hereof (the “Regulatory Allocations”) are intended to comply with certain regulatory requirements, including the requirements of Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding the provisions of Section 6.1 hereof, the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Holders of Partnership Units so that, to the extent possible without violating the requirements giving rise to the Regulatory Allocations, the net amount of such allocations of other items and the Regulatory Allocations to each Holder of a Partnership Unit shall be equal to the net amount that would have been allocated to each such Holder if the Regulatory Allocations had not occurred.
C.Special Allocations Upon Liquidation. Notwithstanding any provision in this Article 6 to the contrary, if the Partnership disposes of all or substantially all of its assets in a transaction that will lead to a liquidation of the Partnership pursuant to Article 13 hereof, then any Net Income or Net Loss (and, as and to the extent determined advisable by the General Partner, constituent items of income, gain, loss and deduction) realized in connection with such transaction and thereafter shall be specially allocated for such Partnership Year (and to the extent permitted by Section 761(c) of the Code, for the immediately preceding Partnership Year) among the Holders as required so as to cause liquidating distributions pursuant to Section 13.2.A(4) hereof to be made in the same amounts and proportions as would have resulted had such distributions instead been made pursuant to Article 5 hereof.

D.Allocation of Excess Nonrecourse Liabilities. The General Partner shall determine, in its discretion, each Holder’s share of “excess nonrecourse liabilities” of the Partnership within the meaning of Regulations Section 1.752-3(a)(3), using any method permissible under the Regulations.
Section 6.3 Tax Allocations.
A.In General. Except as otherwise provided in this Section 6.3, for U.S. income tax purposes under the Code and the Regulations, each Partnership item of income, gain, loss and deduction (collectively, “Tax Items”) shall be allocated among the Holders in the same manner as its correlative item of “book” income, gain, loss or deduction is allocated pursuant to Sections 6.1 and 6.2 hereof.
B.Section 704(c) Allocations. Notwithstanding Section 6.3.A hereof, Tax Items with respect to Property that is contributed to the Partnership with a Gross Asset Value that varies from its basis in the hands of the contributing Partner immediately preceding the date of contribution shall be allocated among the Holders for income tax purposes pursuant to Regulations promulgated under Section 704(c) of the Code so as to take into account such variation. The Partnership shall account for such variation under any method approved under Section 704(c) of the Code and the applicable Regulations as chosen by the General Partner. If the Gross Asset Value of any partnership asset is adjusted pursuant to subsection (b) of the definition of “Gross Asset Value,” subsequent allocations of Tax Items with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in the same manner as under Section 704(c) of the Code and the applicable Regulations and using the method chosen by the General Partner.
ARTICLE 7
MANAGEMENT AND OPERATIONS OF BUSINESS
Section 7.1 Management.
A.Except as otherwise expressly provided in this Agreement, including any Partnership Unit Designation, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. No General Partner may be removed by the Partners, with or without cause, except with the consent of the General Partner. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or that are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to the other provisions hereof, including the terms of any Partnership Unit Designation, shall have full and exclusive power and authority, without the consent of any Limited Partner, to conduct or authorize the conduct of the business of the Partnership, to exercise or direct the exercise of all powers of the Partnership and the General Partner under the Act and this Agreement and to effectuate the purposes of the Partnership, including, without limitation, to cause the Partnership to enter into agreements or engage in transactions with affiliates of the Partnership or the General Partner, issue additional Partnership Interests, make distributions, sell, pledge, lease, mortgage or otherwise dispose of its assets, form and conduct all or any portion of its business and affairs through subsidiaries or joint ventures of any form, incur or guarantee debt for any purpose and obtain and maintain casualty, liability and other insurance on the Properties and liability insurance for the Indemnitees hereunder.
B.Except as otherwise provided in this Agreement and subject to the rights of any Holder of any Partnership Interest set forth in a Partnership Unit Designation, the General Partner is authorized to execute and deliver any affidavit, agreement, certificate, consent, instrument, notice, power of attorney, waiver or other writing or document in the name and on behalf of the Partnership and to otherwise exercise any power of the General Partner under this Agreement and the Act without any further act, approval or vote of the Partners or any other Persons and, in the absence of any specific action on the part of the General Partner to the contrary, the taking of any action or the execution of any such document or writing by a manager, member, director or officer of the General Partner, in the name and on behalf of the General Partner, in its capacity as the general partner of the Partnership, shall conclusively evidence (1) the approval thereof by the General Partner, in its capacity as the general partner of the Partnership, (2) the General Partner’s determination that such action, document or writing is necessary or desirable to conduct the business and affairs of the Partnership, exercise the powers of the Partnership under the Act and this Agreement or effectuate the purposes of the Partnership, or any other determination by the General Partner required by this Agreement in connection with the taking of such action or execution of such document or writing, and (3) the authority of such manager, member, director or officer with respect thereto.
C.The determination as to any of the following matters, made by or at the direction of the General Partner consistent with the Act and this Agreement, shall be final and conclusive and shall be binding upon the Partnership and every Limited Partner: the amount of assets at any time available for distribution or the redemption of Common Units or Preferred Units; the amount and timing of any distribution; any determination to redeem Tendered Units; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Partnership; any matter relating to the acquisition, holding and disposition of any assets by the Partnership; or any other matter relating to the business and affairs of the Partnership or required or permitted by applicable law, this Agreement or otherwise to be determined by the General Partner.
D.At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain working capital and other reserves in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.
E.Notwithstanding any other provision of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Special Limited Partner to continue to qualify as a REIT, (ii) for the Special Limited Partner otherwise to satisfy the REIT Requirements, (iii) for the Special Limited Partner to avoid incurring any taxes under Section 857 of the Code or Section 4981 of the Code, or (iv) for any wholly owned Subsidiary of the Special Limited Partner to continue to qualify as a “qualified REIT subsidiary” (within the meaning of Section 856(i)(2) of the Code), is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.
Section 7.2 Certificate of Limited Partnership. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, the District of Columbia or any other jurisdiction, in which the Partnership may elect to do business or own property. Subject to the terms of Section 8.5.A hereof, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the State of Delaware and any other state, or the District of Columbia or other jurisdiction, in which the Partnership may elect to do business or own property.
Section 7.3 Reimbursement of the General Partner and the Special Limited Partner.
A.The General Partner shall not be compensated for its services as general partner of the Partnership except as provided in this Agreement (including the provisions of Articles 5 and 6 hereof regarding distributions, payments and allocations to which it may be entitled in its capacity as the General Partner).
B.Subject to Section 16.11, the Partnership shall be liable for, and shall reimburse the General Partner and the Special Limited Partner, as applicable, on a monthly basis, or such other basis as the General Partner may determine, for all sums expended in connection with the Partnership’s business, including, without limitation, (i) expenses relating to the ownership of interests in and management and operation of, or for the benefit of, the Partnership, (ii) compensation of officers and employees, including, without limitation, payments under future compensation plans of the Special Limited Partner, the General Partner, or the Partnership that may provide for stock units, or phantom stock, pursuant to which employees of the Special Limited Partner, the General Partner or the Partnership will receive payments based upon dividends on or the value of REIT Shares, (iii) director fees and expenses, and (iv) all costs and expenses of the Special Limited Partner being a public company, including costs of filings with the SEC, reports and other distributions to its stockholders; provided, however, that the amount of any reimbursement shall be reduced by any interest earned by the General Partner or the Special Limited Partner with respect to bank accounts or other instruments or accounts held by it on behalf of the Partnership as permitted pursuant to Section 7.4. Such reimbursements shall be in addition to any reimbursement of the General Partner and the Special Limited Partner as a result of indemnification pursuant to Section 7.6 hereof.
Section 7.4 Outside Activities of the General Partner and the Special Limited Partner. Neither the General Partner nor the Special Limited Partner shall directly or indirectly enter into or conduct any business, other than in connection with (a) as to the General Partner, the ownership, acquisition and disposition of Partnership Interests, (b) as to the General Partner, the management of the business of the Partnership, (c) as to the Special Limited Partner, its operations as a REIT, including the employment of employees, directors and independent contractors providing services to or for the benefit of the Special Limited Partner, the General Partner and the Partnership, (d) as to the Special Limited Partner, the offering, sale, syndication, private placement or public offering of stock, bonds, securities or other interests, (e) financing or refinancing of any type related to the Partnership or its assets or activities, and (f) such activities as are incidental thereto; provided, however, that each of the General Partner and the Special Limited Partner may from time to time hold or acquire assets in its own name or otherwise other than through the Partnership so long as each of the General Partner and the Special Limited Partner takes commercially reasonable measures to ensure that the economic benefits and burdens of such Property are otherwise vested in the Partnership, whether by electing to treat such asset as an “Excluded Property” hereunder, through assignment, mortgage loan or otherwise or, if it is not commercially reasonable to vest such economic interests in the Partnership, the Partners shall negotiate in good faith to amend this Agreement, including, without limitation, the definition of “Adjustment Factor,” to reflect such activities and the direct ownership of assets by the General Partner or the Special Limited Partner, as applicable. Nothing contained herein shall be deemed to prohibit the General Partner or Special Limited Partner from executing guarantees of Partnership debt. Except as otherwise provided herein, the General Partner, the Special Limited Partner and all “qualified REIT subsidiaries” (within the meaning of Section 856(i)(2) of the Code), taken as a group, shall not own any assets or take title to assets (other than temporarily in connection with an acquisition prior to contributing such assets to the Partnership) other than (i) Excluded Properties, (ii) interests in “qualified REIT subsidiaries” (within the meaning of Section 856(i)(2) of the Code), (iii) Partnership Interests as the General Partner or Special Limited Partner (including indirectly through one or more subsidiary entities), (iv) assets necessary or appropriate to undertake the activities described in clause (c) or (d) above, and (v) such cash and cash equivalents, bank accounts or similar instruments or accounts as such group deems reasonably necessary, taking into account Section 7.1.D hereof and the requirements necessary for the Special Limited Partner to qualify as a REIT and for the General Partner and the Special Limited Partner to carry out their respective responsibilities contemplated under this Agreement and the Charter. The General Partner and any Affiliates of the General Partner may acquire Partnership Interests and shall be entitled to exercise all rights of a Limited Partner relating to such Partnership Interests.
Section 7.5 Transactions with Affiliates.
A.The Partnership may lend or contribute funds or other assets to the Special Limited Partner and its Subsidiaries or other Persons in which the Special Limited Partner has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions no less favorable to the Partnership in the aggregate than would be available from unaffiliated third parties, as determined by the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person. It is expressly acknowledged and agreed by each Partner that the Special Limited Partner may (i) borrow funds from the Partnership in order to redeem, at any time or from time to time, options or warrants previously or hereafter issued by the Special Limited Partner, (ii) put to the Partnership, for cash, any rights, options, warrants or convertible or exchangeable securities that the Special Limited Partner may desire or be required to purchase or redeem, or (iii) borrow funds from the Partnership to acquire assets that become Excluded Properties or will be contributed to the Partnership for Partnership Units. If the Special Limited Partner acquires a corporation in which the Partnership does not hold an interest, in whole or in part, with the proceeds (whether comprised of cash or other assets) of a loan from the Partnership to the Special Limited Partner, the Partnership shall issue to such corporation an interest in the Partnership that (i) entitles the holder thereof to receive distributions in amounts and at the same times as interest payments on such loan (with appropriate reductions in such distributions if any portion of the loan is repaid), (ii) entitles the holder thereof to receive, if and to the extent that any portion of such loan is repaid, a number of Partnership Units equal to the quotient obtained by dividing the principal amount of the loan repaid by the Value of REIT Shares at the date of repayment (it being understood and agreed that if the loan is repaid with funds contributed to such corporation by the Special Limited Partner from the proceeds of a sale of REIT Shares, the Value of REIT Shares at the date of repayment shall be deemed to be the net price per share at which such shares were sold), and (iii) is automatically redeemed for no consideration upon the repayment in full of such loan.
B.Except as provided in 7.4 hereof and subject to Section 3.1 hereof, the Partnership may transfer assets to joint ventures, limited liability companies, partnerships, corporations, business trusts or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law.
C.The General Partner, the Special Limited Partner and their respective Affiliates may sell, transfer or convey any property to the Partnership, directly or indirectly, on terms and conditions no less favorable to the Partnership, in the aggregate, than would be available from unaffiliated third parties, as determined by the General Partner.
D.The General Partner or the Special Limited Partner, without the approval of the Partners or any of them or any other Persons, may propose and adopt, on behalf of the Partnership, employee benefit plans funded by the Partnership for the benefit of employees of the General Partner, the Partnership, the Special Limited Partner, Subsidiaries of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the General Partner, the Special Limited Partner, the Partnership or any of the Partnership’s Subsidiaries.
Section 7.6 Indemnification.
A.To the fullest extent permitted by applicable law, the Partnership shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, attorney’s fees and other legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership (“Actions”), as set forth in this Agreement, in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise; provided, however, that the Partnership shall not indemnify an Indemnitee (i) for any Action if it is established by a final judgment of a court of competent jurisdiction that the actions or omissions of the Indemnitee were material to the matter giving rise to the Action and were committed in bad faith, constituted fraud or were the result of active and deliberate dishonesty on the part of the Indemnitee, (ii) the Indemnitee actually received an improper personal benefit in money, property or services; (iii) for an Action initiated by the Indemnitee (other than an Action to enforce such Indemnitee’s rights to indemnification or advance of expenses under this Section 7.6), or (iv) for a criminal proceeding if the Indemnitee had reasonable cause to believe that the Indemnitee’s act or omission was unlawful. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.6 in favor of any Indemnitee having or potentially having liability for any such indebtedness. It is the intention of this Section 7.6.A that the Partnership indemnify each Indemnitee to the fullest extent permitted by law. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.6.A. The termination of any proceeding by conviction of an Indemnitee or upon a plea of nolo contendere or its equivalent by an Indemnitee, or an entry of an order of probation against an Indemnitee prior to judgment, does not create a presumption that such Indemnitee acted in a manner contrary to that specified in this Section 7.6.A with respect to the subject matter of such proceeding. Any indemnification pursuant to this Section 7.6 shall be made only out of the assets of the Partnership, and neither the General Partner nor any other Holder (including the Special Limited Partner) shall have any obligation to contribute to the capital of the Partnership or otherwise provide funds to enable the Partnership to fund its obligations under this Section 7.7.
B.To the fullest extent permitted by law, expenses incurred by an Indemnitee who is a party to a proceeding or otherwise subject to or the focus of or is involved in any Action shall be paid or reimbursed by the Partnership as incurred by the Indemnitee in advance of the final disposition of the Action upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Partnership, as authorized in Section 7.6.A, has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met, provided that such undertaking need not be secured and shall be without reference to the financial ability for repayment.
C.The indemnification provided by this Section 7.6 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee unless otherwise provided in a written agreement with such Indemnitee or in the writing pursuant to which such Indemnitee is indemnified.
D.The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of any of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership’s activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.
E.Any liabilities which an Indemnitee incurs as a result of acting on behalf of the Partnership, the General Partner or the Special Limited Partner (whether as a fiduciary or otherwise) in connection with the operation, administration or maintenance of an employee benefit plan or any related trust or funding mechanism (whether such liabilities are in the form of excise taxes assessed by the IRS, penalties assessed by the Department of Labor, restitutions to such a plan or trust or other funding mechanism or to a participant or beneficiary of such plan, trust or other funding mechanism, or otherwise) shall be treated as liabilities or judgments or fines under this Section 7.6, unless such liabilities arise as a result of fraud, intentional harm or gross negligence on the part of the Indemnitee.
F.In no event may an Indemnitee subject any of the Holders to personal liability by reason of the indemnification provisions set forth in this Agreement.
G.An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.6 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.
H.The provisions of this Section 7.6 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.6 or any provision hereof shall be prospective only and shall not in any way affect the Partnership’s liability to any Indemnitee under this Section 7.6 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.
Section 7.7 Liability of the General Partner.

A.To the maximum extent permitted under the Act, the only duties that the General Partner owes to the Partnership, any Partner or any other Person (including any creditor of any Partner or assignee of any Partnership Interest), fiduciary or otherwise, are to perform its contractual obligations as expressly set forth in this Agreement consistently with the implied contractual covenant of good faith and fair dealing. The General Partner, in its capacity as such, shall have no other duty, fiduciary or otherwise, to the Partnership, any Partner or any other Person (including any creditor of any Partner or any assignee of Partnership Interest). The provisions of this Agreement shall create contractual obligations of the General Partner only, and no such provisions shall be interpreted to create any fiduciary duties of the General Partner.
B.The Limited Partners agree that: (i) the General Partner is acting for the benefit of the Partnership, the Limited Partners and the Special Limited Partner’s stockholders, collectively; and (ii) in the event of a conflict between the interests of the Partnership or any Partner, on the one hand, and the separate interests of the Special Limited Partner or its stockholders, on the other hand, the General Partner may give priority to the separate interests of the Special Limited Partner and its stockholders (including, without limitation, with respect to the tax consequences to Limited Partners, Assignees or the Special Limited Partner’s stockholders) and, in the event of such a conflict, any action or failure to act on the part of the General Partner that gives priority to the separate interests of the Special Limited Partner or its stockholders that does not result in a violation of the contract rights of the Limited Partners under this Agreement does not violate any duty owed by the General Partner to the Partnership or the Partners.
C.In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner of any action taken (or not taken) by it. Except as otherwise agreed by the Partnership, the General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of any income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner or the Partnership pursuant to the General Partner’s authority under this Agreement.
D.Subject to its obligations and duties as General Partner set forth in this Agreement and applicable law, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its employees or agents. The General Partner shall not be responsible to the Partnership or any Partner for any misconduct or negligence on the part of any such employee or agent appointed by it in good faith.
E.In performing its duties under this Agreement and the Act, the General Partner shall be entitled to rely on the provisions of this Agreement and on any information, opinion, report or statement, including any financial statement or other financial data or the records or books of account of the Partnership or any subsidiary of the Partnership, prepared or presented by an officer, employee or agent of the General Partner or any agent of the Partnership or any such subsidiary, or by a lawyer, certified public accountant, appraiser or other person engaged by the Partnership as to any matter within such person’s professional or expert competence, and any act taken or omitted to be taken in reliance upon any such information, opinion, report or statement as to matters that the General Partner reasonably believes to be within such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion. The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.
F.Notwithstanding any other provision of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Special Limited Partner to continue to qualify as a REIT, (ii) for the Special Limited Partner otherwise to satisfy the REIT Requirements, (iii) to avoid the Special Limited Partner incurring any taxes under Section 857 of the Code or Section 4981 of the Code, or (iv) for any wholly owned Subsidiary of the Special Limited Partner to continue to qualify as a “qualified REIT subsidiary” (within the meaning of Section 856(i)(2) of the Code), is expressly authorized under this Agreement, is deemed approved by all of the Limited Partners and does not violate any duty of the General Partner to the Partnership or any other Partner.
G.Notwithstanding anything herein to the contrary, except for fraud, willful misconduct or gross negligence, or pursuant to any express indemnities given to the Partnership by the General Partner pursuant to any other written instrument, the General Partner shall not have any personal liability whatsoever, to the Partnership or to the other Partners, for any action or omission taken in its capacity as the General Partner or for the debts or liabilities of the Partnership or the Partnership’s obligations hereunder except pursuant to Section 15.1 hereof. Without limitation of the foregoing, and except for fraud, willful misconduct or gross negligence, or pursuant Section 15.1 hereof or any such express indemnity, no property or assets of the General Partner, other than its interest in the Partnership, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) in favor of any other Partner(s) and arising out of, or in connection with, this Agreement.
H.No manager, member, officer or agent of the General Partner, and no director, officer or agent of the Special Limited Partner shall have any duties directly to the Partnership or any Partner. No manager, member, officer or agent of the General Partner or any director, officer, or agent of the Special Limited Partner shall be directly liable to the Partnership for money damages by reason of their service as such.
I.Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability of the General Partner, or its managers, members, directors, officers or agents, to the Partnership and the Limited Partners under this Section 7.8, as in effect immediately prior to such amendment, modification or repeal, with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.
Section 7.8 Title to Partnership Assets. Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively with other Partners or Persons, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.
Section 7.9 Reliance by Third Parties. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without the consent or approval of any other Partner, or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership’s sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expediency of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership, and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

Article 8
RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS
Section 8.1 Limitation of Liability. No Limited Partner, in its capacity as such, shall have any duties or liability under this Agreement except as expressly provided in this Agreement (including, without limitation, Section 10.4 hereof) or under the Act. To the maximum extent permitted by law, no Limited Partner, including the Special Limited Partner, in its capacity as such, shall have any personal liability whatsoever, to the Partnership or to the other Partners, for any action or omission taken in its capacity as a limited partner or for the debts or liabilities of the Partnership or the Partnership’s obligations hereunder except pursuant to any express indemnities given to the Partnership by such Limited Partner pursuant to any other written instrument and except for liabilities of the Special Limited Partner pursuant to Section 15.1 hereof. Without limitation of the foregoing, and except pursuant to any such express indemnity (and, in the case of the Special Limited Partner, pursuant to Section 15.1 hereof), no property or assets of a Limited Partner, other than its interest in the Partnership, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) in favor of any other Partner(s) and arising out of, or in connection with, this Agreement.
Section 8.2 Management of Business. No Limited Partner or Assignee (other than in its separate capacity as the General Partner, any of its Affiliates or any officer, director, manager, member, employee, partner, agent, representative or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operations, management or control (within the meaning of the Act) of the Partnership’s business, transact any business in the Partnership’s name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, manager, member, employee, partner, agent, representative or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.
Section 8.3 Outside Activities of Limited Partners. Subject to any agreements entered into pursuant to Section 7.5 hereof and any other agreements entered into by a Limited Partner or any of its Affiliates with the General Partner, the Partnership or a Subsidiary (including, without limitation, any employment agreement), any Limited Partner and any Assignee, officer, director, employee, agent, representative, trustee, Affiliate, manager, member or stockholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct or indirect competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partner shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee. Subject to such agreements, none of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person (other than the General Partner or the Special Limited Partner, to the extent expressly provided herein), and such Person shall have no obligation pursuant to this Agreement, subject to Section 7.5 hereof and any other agreements entered into by a Limited Partner or its Affiliates with the General Partner, the Partnership or a Subsidiary, to offer any interest in any such business ventures to the Partnership, any Limited Partner, or any such other Person, even if such opportunity is of a character that, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person.
Section 8.4 Return of Capital. Except pursuant to the rights of Redemption set forth in Section 15.1 hereof or in any Partnership Unit Designation, no Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon dissolution of the Partnership as provided herein. Except to the extent provided in Article 5 or Article 6 hereof or otherwise expressly provided in this Agreement or in any Partnership Unit Designation, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions.
Section 8.5 Rights of Limited Partners Relating to the Partnership.

A.In addition to other rights provided by this Agreement or by the Act, and subject to Section 8.5.C, the General Partner shall deliver to each Limited Partner a copy of any information mailed to all of the common stockholders of the Special Limited Partner as soon as practicable after such mailing.
B.The Partnership shall notify any Limited Partner that is a Qualifying Party, on request, of the then current Adjustment Factor or any change made to the Adjustment Factor.
C.Notwithstanding any other provision of this Section 8.5, the General Partner may keep confidential from the Limited Partners (or any of them), for such period of time as the General Partner determines to be reasonable, any information that (i) the General Partner believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or the Special Limited Partner or (ii) the Partnership or the General Partner is required by law or by agreement to keep confidential.
Section 8.6 Partnership Right to Call Partnership Interests. Notwithstanding any other provision of this Agreement, as soon as the aggregate Percentage Interests of the Limited Partners (other than the Special Limited Partner) equal or exceed one percent (1%), on and after the date on which the aggregate Percentage Interests of the Limited Partners (other than the Special Limited Partner) fall below one percent (1%) the Partnership shall have the right, but not the obligation, from time to time and at any time to redeem any and all outstanding Partnership Common Units (other than Partnership Common Units held by the General Partner or the Special Limited Partner or Partnership Common Units that were Partnership LTIP Units) by treating any Limited Partner as a Tendering Party who has delivered a Notice of Redemption pursuant to Section 15.1 hereof for the amount of Partnership Common Units to be specified by the General Partner by notice to such Limited Partner that the Partnership has elected to exercise its rights under this Section 8.6. Such notice given by the General Partner to a Limited Partner pursuant to this Section 8.6 shall be treated as if it were a Notice of Redemption delivered to the General Partner by such Limited Partner. For purposes of this Section 8.6, (a) any Limited Partner (whether or not otherwise a Qualifying Party) may be treated as a Qualifying Party that is a Tendering Party and (b) the provisions of Sections 15.1.D(1), 15.1.F(1) and 15.1.F(2) hereof shall not apply, but the remainder of Section 15.1 hereof shall apply, mutatis mutandis.
Section 8.7 No Rights as Objecting Partner. No Limited Partner and no Holder of a Partnership Interest shall be entitled to exercise any appraisal rights in connection with a merger, consolidation or conversion of the Partnership.
Section 8.8 No Right to Certificate Evidencing Units; Article 8 Securities. Partnership Units shall not be certificated. No Limited Partner shall be entitled to a certificate evidencing the Partnership Units held by such Limited Partner. Any certificate evidencing Partnership Units issued prior to the date hereof shall no longer evidence Partnership Units. The Partnership shall not elect to treat any Partnership Unit as a “security” governed by (x) Article 8 of the Delaware Uniform Commercial Code or (y) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction.
ARTICLE 9
BOOKS, RECORDS, ACCOUNTING AND REPORTS
Section 9.1 Records and Accounting.
A.The General Partner shall keep or cause to be kept at the principal business office of the Partnership those records and documents, if any, required to be maintained by the Act and other books and records deemed by the General Partner to be appropriate with respect to the Partnership’s business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 8.5.A, Section 9.3 or Article 13 hereof. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on any information storage device, provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time.

B.The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles, or on such other basis as the General Partner determines to be necessary or appropriate. To the extent permitted by sound accounting practices and principles, the Partnership and the General Partner may operate with integrated or consolidated accounting records, operations and principles.
Section 9.2 Partnership Year. The Partnership Year of the Partnership shall be the calendar year.
ARTICLE 10
TAX MATTERS
Section 10.1 Preparation of Tax Returns. The General Partner shall arrange for the preparation and timely filing of all returns with respect to Partnership income, gains, deductions, losses and other items required of the Partnership for U.S. federal and state income tax purposes and shall furnish the tax information reasonably required by Limited Partners and for U.S. federal and state income tax and any other tax reporting purposes. The Limited Partners shall promptly provide the General Partner with such information relating to any Contributed Properties contributed by such Limited Partners, including tax basis and other relevant information, as may be reasonably requested by the General Partner from time to time.
Section 10.2 Tax Elections. Except as otherwise provided herein, the General Partner shall determine whether to make any available election pursuant to the Code, including, but not limited to, the election under Section 754 of the Code and the election to use the “recurring item” method of accounting provided under Section 461(h) of the Code with respect to property taxes imposed on the Partnership’s Properties. The General Partner shall have the right to seek to revoke any such election (including, without limitation, any election under Sections 461(h) and 754 of the Code).
Section 10.3 Partnership Representative.
A.The General Partner shall act as or appoint the “partnership representative” (the “Partnership Representative”) within the meaning of Section 6223(a) of the Code (as amended by the Bipartisan Budget Act of 2015) and in any similar capacity under provisions of any state, local or non-U.S. tax law. As the Partnership Representative, the General Partner (or its appointee) shall have full discretion to represent and bind the Partnership in each audit conducted by any taxing authority, including without limitation the power and authority (1) to make an election under Section 6226 of the Code and any Regulations promulgated in accordance therewith and (2) to take, and to cause the Partnership to take, all actions necessary or convenient to give effect to such an election. Each Partner agrees to take all actions that the Partnership Representative informs it are reasonably necessary to effect a decision of the Partnership Representative in its capacity as such, including without limitation (w) providing any information reasonably requested in connection with any tax audit or related proceeding (which information may be freely disclosed to the IRS or other relevant taxing authorities), (x) paying all liabilities attributable to such Partner as the result of an election under Section 6226 of the Code, (y) filing any amended returns that the Partnership Representative determines to be necessary or appropriate to reduce an imputed underpayment under Section 6225(c) of the Code and/or (z) paying all liabilities associated with such an amended return. The General Partner (or its appointee) shall have the right to retain professional assistance in respect of any audit of the Partnership by the IRS and all out-of-pocket expenses and fees incurred by the General Partner (or its appointee) on behalf of the Partnership as the Partnership Representative shall constitute Partnership expenses.
B.With respect to any tax audit or other proceeding not conducted under the BBA Rules, the Partnership Representative and each Partner shall, to the extent permissible under applicable law, have rights, powers, privileges and obligations analogous to those described above.
C.If any tax audit under the BBA Rules or similar foreign, state, or local laws or regulations results in the imposition of a tax liability on the Partnership (including indirectly through such an imposition on one or more subsidiaries of the Partnership) and the General Partner determines, in its sole discretion, that any portion of such liability is attributable to a Partner then, at the General Partner’s election, such amount shall, without duplication, (1) be deemed an amount withheld pursuant to Section 10.4, or (2) be contributed by such Partner to the Partnership. Any amount contributed under the preceding sentence shall be taken into account for purposes of maintaining Capital Account balances to the extent required by applicable Regulations, but shall not be treated as a Capital Contribution or otherwise increase the contributing Partner’s rights to any Partnership Units, distributions or other amounts from the Partnership.
D.Each Partner and its successor-in-interest shall indemnify and hold harmless each Indemnitee with respect to all liabilities attributed to such Partner under this Section 10.3.
E.Each Partner promptly shall notify the General Partner upon becoming aware of the commencement of any tax audit or similar proceeding with respect to such Partner or its affiliates if such audit or proceeding relates (or reasonably could be expected to relate) to the Partnership or any income, gain, loss, or deduction derived from a Partnership Interest.
F.Notwithstanding any provision of this Agreement to the contrary, each Partner agrees that its obligations to comply with the Partnership Representative’s decisions and to make payments under, and to otherwise comply with, this Section 10.3 shall survive any transfer of its Partnership Interest and the termination of the Partnership.
G.No Partnership Representative (or “designated individual”) shall be liable, in damages or otherwise, to the Partnership, any Partner, or any other Person for any loss that arises out of any act performed or omitted to be performed by the Partnership Representative or designated individual with respect to which the Partnership Representative would be entitled to indemnification hereunder. The Partnership Representative and any designated individual shall be entitled to rely on the advice or services of any such professionals in discharging its duties as a Partnership Representative and designated individual and in doing so shall not be liable for any damages, loss, cost or expense, or diminution in value to any person as a result of such reliance; provided, that such reliance is not finally determined by a court of competent jurisdiction to have constituted gross negligence, fraud, bad faith or willful misconduct.
H.The Partnership Representative (and any designated individual) shall receive no compensation for its services. All third-party costs and expenses incurred by the foregoing in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership Representative, the General Partner or the Partnership from engaging an accounting firm, law firm or other advisor to assist the Partnership Representative in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.
Section 10.4 Withholding. Each Limited Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner any amount of U.S. federal, state, local or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Section 1441 of the Code, Section 1442 of the Code, Section 1445 of the Code or Section 1446 of the Code. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within fifteen (15) days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution that would otherwise be made to the Limited Partner or (ii) the General Partner determines that such payment may be satisfied out of the Available Cash of the Partnership that would, but for such payment, be distributed to the Limited Partner. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner’s Partnership Interest to secure such Limited Partner’s obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.4. In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.4 when due, the General Partner may elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner (including, without limitation, the right to receive distributions). Any amounts payable by a Limited

Partner hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal, plus four (4) percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.
Section 10.5 Organizational Expenses. The General Partner may cause the Partnership to elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a 180-month period as provided in Section 709 of the Code.
ARTICLE 11
PARTNER TRANSFERS AND WITHDRAWALS
Section 11.1 Transfer.
A.No part of the interest of a Partner shall be subject to the claims of any creditor, to any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement.
B.No Partnership Interest shall be Transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article 11. Any Transfer or purported Transfer of a Partnership Interest not made in accordance with this Article 11 shall be null and void ab initio.
Section 11.2 Transfer of General Partner’s Partnership Interest.
A.Except as provided in Section 11.2.B, and subject to the rights of any Holder of any Partnership Interest set forth in a Partnership Unit Designation, the General Partner may not Transfer all or any portion of its Partnership Interest without the Consent of the Partners.
B.Subject to compliance with the other provisions of this Article 11, the General Partner may Transfer all or part of its Partnership Interest at any time to the Special Limited Partner or any Person that is, at the time of such Transfer, a direct or indirect wholly owned Subsidiary of the Special Limited Partner, including any “qualified REIT subsidiary” (within the meaning of Section 856(i)(2) of the Code), without the Consent of any Partner, and may designate the transferee to become a new General Partner under Section 12.1.
C.The General Partner may not voluntarily withdraw as a general partner of the Partnership without the Consent of the Limited Partners, except in connection with a Transfer of the General Partner’s entire Partnership Interest permitted in this Article 11 and the admission of the Transferee as a successor General Partner of the Partnership pursuant to the Act and this Agreement.
D.It is a condition to any Transfer of the entire Partnership Interest of a sole General Partner otherwise permitted hereunder that (i) concurrently with or prior to such Transfer, the transferee is admitted as a General Partner pursuant to the Act and this Agreement; (ii) the transferee assumes by operation of law or express agreement all of the obligations of the transferor General Partner under this Agreement with respect to such Transferred Partnership Interest; and (iii) the transferee has executed such instruments are may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement applicable to the General Partner and the admission of such transferee as a General Partner.
Section 11.3 Limited Partners’ Rights to Transfer.
A.General. Except to the extent expressly permitted in Sections 11.3.B and 11.3.C or in connection with the exercise of a Redemption Right pursuant to Section 8.6 , a Limited Partner may not transfer all or a portion of its Partnership Interest, or any of such Limited Partner’s rights as a Limited Partner, without the prior written consent of the General Partner, which consent may be withheld in the General Partner’s sole and absolute discretion. Any Transfer otherwise permitted under Sections 11.3.B and 11.3.C shall be subject to the conditions set forth in Section 11.3.D and 11.3.E , and all permitted transfers shall be subject to Section 11.4, Section 11.5 and Section 11.6.
B.Incapacity. If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner’s estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate, and such power as the Incapacitated Limited Partner possessed to Transfer all or any part of its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.
C.Permitted Transfers. A Limited Partner may transfer, with or without the consent of the General Partner, all or a portion of its Partnership Interest (i) in the case of a Limited Partner who is an individual, to a member of his or her Immediate Family, any trust formed for the benefit of himself or herself and/or members of his or her Immediate Family, or any partnership, limited liability company, joint venture, corporation or other business entity the ownership interests in which are held only by himself or herself and/or members of his or her Immediate Family and entities the ownership interests in which are owned by or for the benefit of himself or herself and/or members of his or her Immediate Family, (ii) in the case of a Limited Partner which is a trust, to the beneficiaries of such trust, (iii) in the case of a Limited Partner which is a partnership, limited liability company, joint venture, corporation or other business entity to which Units were transferred pursuant to clause (i) above, to its partners, owners or stockholders, as the case may be, who are members of the Immediate Family of or are actually the Person(s) who transferred Partnership Units to it pursuant to clause (i) above, (iv) in the case of a Limited Partner which is a partnership, limited liability company, joint venture, corporation or other business entity other than any of the foregoing described in clause (iii), in accordance with the terms of any agreement between such Limited Partner and the Partnership pursuant to which such Partnership Interest was issued, (v) pursuant to a gift or other transfer without consideration, (vi) pursuant to applicable laws of descent or distribution, (vii) to another Limited Partner and (viii) pursuant to a grant of security interest or other encumbrance effectuated in a bona fide transaction or as a result of the exercise of remedies related thereto, subject to the provisions of Section 11.3.E hereof. A trust or other entity will be considered formed “for the benefit” of a Partner’s Immediate Family even though some other Person has a remainder interest under or with respect to such trust or other entity.
D.No Transfers Violating Securities Laws. The General Partner may prohibit any transfer of Partnership Units by a Limited Partner unless it receives a written opinion of legal counsel (which opinion and counsel shall be reasonably satisfactory to the Partnership) to such Limited Partner to the effect that such transfer would not require filing of a registration statement under the Securities Act or would not otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Unit or, at the option of the Partnership, an opinion of legal counsel to the Partnership to the same effect.
E.No Transfers to Holders of Nonrecourse Liabilities. No pledge or transfer of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan otherwise constitutes a Nonrecourse Liability unless (i) the General Partner is provided prior written notice thereof and (ii) the lender enters into an arrangement with the Partnership and the General Partner to exchange or redeem for the Redemption Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.
Section 11.4 Substituted Limited Partners.
A.A transferee of the interest of a Limited Partner may be admitted as a Substituted Limited Partner only with the consent of the General Partner; provided, however, that a Permitted Transferee may be admitted as a Substituted Limited Partner pursuant to a Permitted Transfer without the consent of the General Partner. The failure or refusal by the General Partner to permit a transferee of any such interests to become a

Substituted Limited Partner shall not give rise to any cause of action against the Partnership or the General Partner. Subject to the foregoing, an Assignee shall not be admitted as a Substituted Limited Partner until and unless it furnishes to the General Partner (i) evidence of acceptance, in form and substance satisfactory to the General Partner, of all the terms, conditions and applicable obligations of this Agreement, (ii) a counterpart signature page to this Agreement executed by such Assignee and (iii) such other documents and instruments as the General Partner may require to effect such Assignee’s admission as a Substituted Limited Partner.
B.Concurrently with, and as evidence of, the admission of a Substituted Limited Partner, the General Partner shall amend the Register and the books and records of the Partnership to reflect the name, address and number of Partnership Units of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and number of Partnership Units of the predecessor of such Substituted Limited Partner.
C.A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.
Section 11.5 Assignees. If the General Partner’s consent is required for the admission of any permitted transferee under Section 11.3 hereof as a Substituted Limited Partner, as described in Section 11.4 hereof, and the General Partner withholds such consent, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to receive distributions from the Partnership and the share of Net Income, Net Losses and other items of income, gain, loss, deduction and credit of the Partnership attributable to the Partnership Units assigned to such transferee and the rights to Transfer the Partnership Units provided in this Article 11, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement (other than as expressly provided in Section 15.1 hereof with respect to a Qualifying Party that becomes a Tendering Party), and shall not be entitled to effect a Consent or vote with respect to such Partnership Units on any matter presented to the Limited Partners for approval (such right to Consent or vote, to the extent provided in this Agreement or under the Act, fully remaining with the transferor Limited Partner). In the event that any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units. For the avoidance of doubt, any other purported Transfer of a Partnership Interest to which the General Partner does not consent or that otherwise is prohibited hereunder shall be void ab initio.
Section 11.6 General Provisions.
A.No Limited Partner may withdraw from the Partnership other than: (i) as a result of a permitted Transfer of all of such Limited Partner’s Partnership Interest in accordance with this Article 11 with respect to which the transferee becomes a Substituted Limited Partner; (ii) pursuant to a redemption (or acquisition by the General Partner or the Special Limited Partner) of all of its Partnership Interest pursuant to a Redemption under Section 15.1 hereof and/or pursuant to any Partnership Unit Designation; or (iii) as a result of the acquisition by the General Partner or the Special Limited Partner of all of such Limited Partner’s Partnership Interest, whether or not pursuant to Section 15.1.B hereof.
B.Any Limited Partner who shall Transfer all of its Partnership Units in a Transfer (i) permitted pursuant to this Article 11 where such transferee was admitted as a Substituted Limited Partner, (ii) pursuant to the exercise of its rights to effect a redemption of all of its Partnership Units pursuant to a Redemption under Section 15.1 hereof and/or pursuant to any Partnership Unit Designation, or (iii) to the General Partner or Special Limited Partner, whether or not pursuant to Section 15.1.B hereof, shall cease to be a Limited Partner.
C.If any Partnership Unit is Transferred in compliance with the provisions of this Article 11, or is redeemed by the Partnership, or acquired by the Special Limited Partner pursuant to Section 15.1 hereof, on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit attributable to such Partnership Unit for such Partnership Year shall be allocated to the transferor Partner or the Tendering Party (as the case may be) and, in the case of a Transfer or assignment other than a Redemption, to the transferee Partner, by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using the “interim closing of the books” method or another permissible method selected by the General Partner. Solely for purposes of making such allocations, each of such items for the calendar month in which a Transfer occurs shall be allocated to the transferee Partner and none of such items for the calendar month in which a Transfer or a Redemption occurs shall be allocated to the transferor Partner, or the Tendering Party (as the case may be) if such Transfer occurs on or before the fifteenth (15th) day of the month, otherwise such items shall be allocated to the transferor. All distributions of Available Cash attributable to such Partnership Unit with respect to which the Partnership Record Date is before the date of such Transfer, assignment or Redemption shall be made to the transferor Partner or the Tendering Party (as the case may be) and, in the case of a Transfer other than a Redemption, all distributions of Available Cash thereafter attributable to such Partnership Unit shall be made to the transferee Partner.
D.In addition to any other restrictions on Transfer herein contained, in no event may any Transfer or assignment of a Partnership Interest by any Partner (including any Redemption, any acquisition of Partnership Units by the Special Limited Partner or any other acquisition of Partnership Units by the Partnership) be made (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of applicable law; (iii) of any component portion of a Partnership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Partnership Interest; (iv) in the event that such Transfer would cause either the Special Limited Partner to cease to comply with the REIT Requirements or any wholly owned Subsidiary of the Special Limited Partner to cease to qualify as a “qualified REIT subsidiary” (within the meaning of Section 856(i)(2) of the Code); (v) if such Transfer would cause a material risk that the Partnership fail to be classified as a partnership for U.S. federal income tax purposes (except as a result of the Redemption (or acquisition by the Special Limited Partner) of all Partnership Units held by all Limited Partners (other than the Special Limited Partner)); (vii) if such Transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a “party-in-interest” (as defined in ERISA Section 3(14)) or a “disqualified person” (as defined in Section 4975(c) of the Code); (viii) if such Transfer would, in the opinion of legal counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101; (ix) if such Transfer requires the registration of the transfer of such Partnership Interest pursuant to any applicable U.S. federal or state securities laws; (x) if such Transfer would create a material risk that the Partnership would become a “publicly traded partnership,” as such term is defined in Section 469(k)(2) of the Code or Section 7704(b) of the Code; (xi) if such Transfer would cause the Partnership to have more than one hundred (100) partners for tax purposes (including as partners those persons indirectly owning an interest in the Partnership through a partnership, limited liability company, subchapter S corporation or grantor trust); (xii) if such Transfer causes the Partnership to become a reporting company under the Exchange Act; or (xiii) if such Transfer subjects the Partnership to regulation under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or ERISA, each as amended.
E.No Transfer by a Limited Partner of its Partnership Interests (including any Redemption, any acquisition of Partnership Units by the General Partner or Special Limited Partner or any other acquisition of Partnership Units by the Partnership and including any Permitted Transfer) may be made to or by any Person if the General Partner determines, in its discretion, (i) such Transfer would create a material risk of the Partnership being treated as an association taxable as a corporation for U.S. federal income tax purposes, (ii) there would be a material risk such Transfer would result in the Partnership having more than one hundred (100) partners for tax purposes (including as partners those persons indirectly owning an interest in the Partnership through a partnership, limited liability company, subchapter S corporation or grantor trust), (iii) there would be a material risk that such Transfer would be treated as effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof),” within the meaning of Section 7704 of the Code or (iv) there would be a material risk that such Transfer otherwise could cause the Partnership to be treated as a “publicly traded partnership” under Section 7704 of the Code. The General Partner shall be entitled to impose conditions or limits on the ability of the Partners to Transfer their Partnership Interests if the General Partners determines, in its reasonable discretion, such conditions or limits are necessary or advisable to protect against the risks described in the preceding sentence.

F.Transfers pursuant to this Article 11, other than a Permitted Transfer to a Permitted Transferee pursuant to the exercise of remedies under a Pledge, may only be made on the first day of a fiscal quarter of the Partnership, unless the General Partner otherwise agrees.
Section 11.7 Restrictions on Termination Transactions. Neither the Special Limited Partner nor the General Partner shall engage in, or cause or permit, a Termination Transaction, unless:
A.the Consent of the Limited Partners is obtained;
B.in connection with any such Termination Transaction, each holder of Partnership Common Units (other than the Special Limited Partner and its wholly owned Subsidiaries) will receive, or will have the right to elect to receive, for each Partnership Common Unit, an amount of cash, securities or other property equal to the product of the Adjustment Factor and the greatest amount of cash, securities or other property paid to a holder of one REIT Share in consideration of one REIT Share pursuant to the terms of such Termination Transaction; provided, that if, in connection with such Termination Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of a majority of the outstanding REIT Shares, each holder of Partnership Common Units (other than the Special Limited Partner and its wholly owned subsidiaries) will receive, or will have the right to elect to receive, the greatest amount of cash, securities or other property which such holder of Partnership Common Units would have received had it exercised its right to Redemption pursuant to Article 15 hereof and received REIT Shares in exchange for its Partnership Common Units immediately prior to the expiration of such purchase, tender or exchange offer and had thereupon accepted such purchase, tender or exchange offer and then such Termination Transaction shall have been consummated (the fair market value, at the time of the Termination Transaction, of the amount specified herein with respect to each Partnership Common Unit is referred to as the “Transaction Consideration”); or
C.all of the following conditions are met: (i) substantially all of the assets directly or indirectly owned by the Partnership prior to the Termination Transaction are, immediately after the Termination Transaction, owned directly or indirectly by the Partnership or another limited partnership or limited liability company which is the survivor of a merger, consolidation or combination of assets with the Partnership (in each case, the “Surviving Partnership”); (ii) the Surviving Partnership is classified as a partnership for U.S. federal income tax purposes; (iii) the Limited Partners (other than the Special Limited Partner) that held Partnership Common Units immediately prior to the consummation of such Termination Transaction own a percentage interest of the Surviving Partnership based on the relative fair market value of the net assets of the Partnership and the other net assets of the Surviving Partnership immediately prior to the consummation of such transaction; and (iv) the rights of such Limited Partners with respect to the Surviving Partnership include: (x) if the Special Limited Partner or its successor is a REIT with a class of Publicly Traded common equity securities, the right to redeem their interests in the Surviving Partnership, subject to commercially reasonable restrictions, for either: (1) a number of such REIT’s Publicly Traded common equity securities with a fair market value, as of the date of consummation of such Termination Transaction, equal to the Transaction Consideration, subject to antidilution adjustments comparable to those set forth in the definition of “Adjustment Factor” herein (the “Successor Shares Amount”); or (2) cash in an amount equal to the fair market value of the Successor Shares Amount at the time of such redemption, determined in a manner consistent with the definition of “Value” herein; or (y) if the Special Limited Partner or its successor is not a REIT with a single class of Publicly Traded common equity securities, the right to redeem their interests in the Surviving Partnership, subject to commercially reasonable restrictions, for cash in an amount equal to the Transaction Consideration.
ARTICLE 12
ADMISSION OF PARTNERS
Section 12.1 Admission of Successor General Partner. A successor to all or a portion of the General Partner’s Partnership Interest pursuant to Section 11.2.B hereof who the General Partner has designated to become a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately upon the Transfer of such Partnership Interest to it. Upon any such Transfer and the admission of any such transferee as a successor General Partner in accordance with this Section 12.1, the transferor General Partner shall be relieved of its obligations under this Agreement and shall cease to be a general partner of the Partnership without any separate Consent of the Partners or the Consent or approval of any Partner. Any such successor shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the event that the General Partner withdraws from the Partnership, or transfers its entire Partnership Interest, in violation of this Agreement, or otherwise dissolves or terminates or ceases to be the general partner of the Partnership, a Majority in Interest of the Partners may elect to continue the Partnership by selecting a successor General Partner in accordance with Section 13.1.A hereof.
Section 12.2 Admission of Additional Limited Partners.
A.A Person (other than an existing Partner) who makes a Capital Contribution to the Partnership in exchange for Partnership Units and in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance, in form and substance satisfactory to the General Partner, of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof, (ii) a counterpart signature page to this Agreement executed by such Person, and (iii) such other documents or instruments as may be required by the General Partner in order to effect such Person’s admission as an Additional Limited Partner. Concurrently with, and as evidence of, the admission of an Additional Limited Partner, the General Partner shall amend the Register and the books and records of the Partnership to reflect the name, address, number and type of Partnership Units of such Additional Limited Partner.
B.Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission and the satisfaction of all the conditions set forth in Section 12.2.A.
C.If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit allocable among Holders for such Partnership Year shall be allocated among such Additional Limited Partner and all other Holders by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using the “interim closing of the books” method or another permissible method selected by the General Partner. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Additional Limited Partner occurs shall be allocated among all the Holders including such Additional Limited Partner, in accordance with the principles described in Section 11.6.C hereof.
Section 12.3 Amendment of Agreement and Certificate of Limited Partnership. For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the Register and the books and records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Section 2.4 hereof.
Section 12.4 Limit on Number of Partners. Unless otherwise permitted by the General Partner, no Person shall be admitted to the Partnership as an Additional Limited Partner if the effect of such admission would be to cause the Partnership to have a number of Partners (including as Partners for this purpose those Persons indirectly owning an interest in the Partnership through another partnership, a limited liability company, a subchapter S corporation or a grantor trust) that would cause the Partnership to become a reporting company under the Exchange Act.

Section 12.5 Admission. A Person shall be admitted to the Partnership as a limited partner of the Partnership or a general partner of the Partnership only upon strict compliance, and not upon substantial compliance, with the requirements set forth in this Agreement for admission to the Partnership as a Limited Partner or a General Partner.
ARTICLE 13
DISSOLUTION, LIQUIDATION AND TERMINATION
Section 13.1 Dissolution. The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners, or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership without dissolution. However, the Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following (each a “Liquidating Event”):
A.an event of withdrawal, as defined in the Act, with respect to a General Partner, unless (i) at the time of the occurrence of such event, there is at least one remaining General Partner of the Partnership who is authorized to and shall carry on the business of the Partnership, or (ii) within ninety (90) days after the withdrawal, a Majority in Interest of the Partners agree in writing to continue the Partnership and to the appointment, effective as of the date of withdrawal, of a successor General Partner;
B.an election to dissolve the Partnership made by the General Partner, with or without the Consent of the Partners; or
C.entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act.
Section 13.2 Winding Up.
A.Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors and the Holders. After the occurrence of a Liquidating Event, no Holder shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership’s business and affairs. The General Partner (or, in the event that there is no remaining General Partner or the General Partner has dissolved, become bankrupt or ceased to operate, any Person elected by a Majority in Interest of the Partners (the General Partner or such other Person being referred to herein as the “Liquidator”)) shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership’s liabilities and property, and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of stock in the Special Limited Partner) shall be applied and distributed in the following order:
(1)First, to the satisfaction of all of the Partnership’s debts and liabilities to creditors other than the Holders (whether by payment or the making of reasonable provision for payment thereof);
(2)Second, to the satisfaction of all of the Partnership’s debts and liabilities to the General Partner and the Special Limited Partner (whether by payment or the making of reasonable provision for payment thereof), including, but not limited to, amounts due as reimbursements under Section 7.4 hereof;
(3)Third, to the satisfaction of all of the Partnership’s debts and liabilities to the other Holders (whether by payment or the making of reasonable provision for payment thereof); and

(4)Subject to the terms of any Partnership Unit Designation, the balance, if any, to the Holders in accordance with and in proportion to their positive Capital Account balances, after giving effect to all contributions, distributions and allocations for all periods.
The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 13.
B.Notwithstanding the provisions of Section 13.2.A hereof that require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership, the Liquidator determines that an immediate sale of part or all of the Partnership’s assets would be impractical or would cause undue loss to the Holders, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Holders as creditors) and/or distribute to the Holders, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2.A hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Holders, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.
C.In the event that the Partnership is “liquidated,” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article 13 to the Holders that have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2) to the extent of, and in proportion to, positive Capital Account balances. If any Holder has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), unless previously agreed to by such Holder and the General Partner, such Holder shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever. In the sole and absolute discretion of the General Partner or the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Holders pursuant to this Article 13 may be:
(1)distributed to a trust established for the benefit of the General Partner and the Holders for the purpose of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership and/or Partnership activities. The assets of any such trust shall be distributed to the Holders, from time to time, in the reasonable discretion of the General Partner, in the same proportions and amounts as would otherwise have been distributed to the Holders pursuant to this Agreement; or
(2)withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld or escrowed amounts shall be distributed to the Holders in the manner and order of priority set forth in Section 13.2.A hereof as soon as practicable.
Section 13.3 Deemed Contribution and Distribution. Notwithstanding any other provision of this Article 13, in the event that the Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), but no Liquidating Event has occurred, the Partnership’s Property shall not be liquidated, the Partnership’s liabilities shall not be paid or discharged and the Partnership’s affairs shall not be wound up. Instead, for U.S. federal income tax purposes the Partnership shall be deemed to have contributed all of its assets and liabilities to a new partnership in exchange for an interest in the new partnership; and immediately thereafter, distributed Partnership Units to the Partners in the new partnership in accordance with their respective Capital Accounts in liquidation of the Partnership, and the new partnership is deemed to continue the business of the

Partnership. Nothing in this Section 13.3 shall be deemed to have constituted any Assignee as a Substituted Limited Partner without compliance with the provisions of Section 11.4 hereof.
Section 13.4 Rights of Holders. Except as otherwise provided in this Agreement and subject to the rights of any Holder of any Partnership Interest set forth in a Partnership Unit Designation, (a) each Holder shall look solely to the assets of the Partnership for the return of its Capital Contribution, (b) no Holder shall have the right or power to demand or receive property other than cash from the Partnership, and (c) no Holder shall have priority over any other Holder as to the return of its Capital Contributions, distributions or allocations.
Section 13.5 Notice of Dissolution. In the event that a Liquidating Event occurs or an event occurs that would, but for an election or objection by one or more Partners pursuant to Section 13.1 hereof, result in a dissolution of the Partnership, the General Partner or Liquidator shall, within thirty (30) days thereafter, provide written notice thereof to each of the Holders and, in the sole and absolute discretion of the General Partner or the Liquidator, or as required by the Act, to all other parties with whom the Partnership regularly conducts business (as determined in the sole and absolute discretion of the General Partner or Liquidator), and the General Partner or Liquidator may, or, if required by the Act, shall, publish notice thereof in a newspaper of general circulation in each place in which the Partnership regularly conducts business (as determined in the sole and absolute discretion of the General Partner or Liquidator).
Section 13.6 Cancellation of Certificate of Limited Partnership. Upon the completion of the liquidation of the Partnership cash and property as provided in Section 13.2 hereof, the Partnership shall be terminated, a certificate of cancellation shall be filed with the State of Delaware, all qualifications of the Partnership as a foreign limited partnership or association in jurisdictions other than the State of Delaware shall be cancelled, and such other actions as may be necessary to terminate the Partnership shall be taken.
Section 13.7 Reasonable Time for Winding-Up. A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between and among the Partners during the period of liquidation.
ARTICLE 14
PROCEDURES FOR ACTIONS AND CONSENTS
OF PARTNERS; AMENDMENTS; MEETINGS
Section 14.1 Actions and Consents of Partners. The actions requiring Consent of any Partner pursuant to this Agreement, or otherwise pursuant to applicable law, are subject to the procedures set forth in this Article 14.
Section 14.2 Amendments. The General Partner’s consent shall be required for any amendment to this Agreement. The General Partner, without the consent of the Limited Partners, may amend this Agreement in any respect; provided, however, unless otherwise provided in this Agreement or a Partnership Unit Designation, the following amendments shall require the consent of a Majority in Interest of the Limited Partners affected thereby:
A.    Any amendment affecting the operation of the Adjustment Factor or any Partnership Common Unit’s Redemption right (except as otherwise provided herein) in a manner that disproportionately and adversely affects the Limited Partners in a material respect;
B.    Any amendment that would disproportionately and adversely affect the rights of the Limited Partners to receive the distributions payable to them under Section 5.1 in a material respect, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.2 hereof;
C.    Any amendment that would impose on the Limited Partners any obligation to make additional Capital Contributions to the Partnership; or

D.    Any amendment to this Article 14.
Section 14.3 Procedures for Meetings and Actions of the Partners.
A.Meetings of the Partners may be called only by the General Partner. The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners entitled to act at the meeting not less than ten (10) days nor more than ninety (90) days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Unless approval by a different number or proportion of the Partners is required by this Agreement, or any Partnership Unit Designation, the affirmative vote of a Majority in Interest of the Partners shall be sufficient to approve such proposal at a meeting of the Partners. Whenever the Consent of any Partners is permitted or required under this Agreement, such Consent may be given at a meeting of Partners or in accordance with the procedure prescribed in Section 14.3.B hereof.
B.Each Partner entitled to act at a meeting of Partners may authorize any Person or Persons to act for it by proxy on all matters in which a Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Each proxy must be signed by the Partner or its attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy (or there is receipt of a proxy authorizing a later date). Every proxy shall be revocable at the pleasure of the Partner executing it, such revocation to be effective upon the Partnership’s receipt of written notice of such revocation from the Partner executing such proxy, unless such proxy states that it is irrevocable and is coupled with an interest.
C.The General Partner may set, in advance, a record date for the purpose of determining the Partners (i) entitled to Consent to any action, (ii) entitled to receive notice of or vote at any meeting of the Partners or (iii) in order to make a determination of Partners for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than ninety (90) days and, in the case of a meeting of the Partners, not less than ten (10) days, before the date on which the meeting is to be held. If no record date is fixed, the record date for the determination of Partners entitled to notice of or to vote at a meeting of the Partners shall be at the close of business on the day on which the notice of the meeting is sent, and the record date for any other determination of Partners shall be the effective date of such Partner action, distribution or other event. When a determination of the Partners entitled to vote at any meeting of the Partners has been made as provided in this section, such determination shall apply to any adjournment thereof.
D.Each meeting of Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate in its sole and absolute discretion. Without limitation, meetings of Partners may be conducted in the same manner as meetings of the Special Limited Partner’s stockholders and may be held at the same time as, and as part of, the meetings of the Special Limited Partner’s stockholders.
E.Notwithstanding the foregoing, none of the Partnership or the General Partner shall be required to call or hold any meeting of the Partners. Any action requiring the Consent of any Partner or a group of Partners pursuant to this Agreement, or that is required or permitted to be taken at a meeting of the Partners, may be taken without a meeting if a Consent in writing or by electronic transmission setting forth the action so taken or consented to is given by Partners whose affirmative vote would be sufficient to approve such action or provide such Consent at a meeting of the Partners. Such Consent may be in one instrument or in several instruments, and shall have the same force and effect as the affirmative vote of such Partners at a meeting of the Partners. Such Consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so filed. For purposes of obtaining a Consent in writing or by electronic transmission, the General Partner may require a response within a reasonable specified time, and failure to respond in such time period shall constitute a Consent that is consistent with the General Partner’s recommendation with respect to the proposal; provided, however, that an action shall become effective at such time as requisite Consents are received even if prior to such specified time.

ARTICLE 15
REDEMPTIONS
Section 15.1 Redemption Rights of Qualifying Parties.
A.After the Restricted Period applicable to such Partnership Common Units, a Qualifying Party shall have the right (subject to the terms and conditions set forth herein) to require the Partnership to redeem all or a portion of the Partnership Common Units held by such Tendering Party (Partnership Common Units that have in fact been tendered for redemption being hereafter referred to as “Tendered Units”) in exchange (a “Redemption”) for the Cash Amount payable on the Specified Redemption Date. The Partnership may, in the General Partner’s sole and absolute discretion, redeem Tendered Units at the request of the Holder thereof prior to the end of the applicable Restricted Period (subject to the terms and conditions set forth herein and such other terms and conditions required by the General Partner) (a “Special Redemption”). Any Redemption shall be exercised pursuant to a Notice of Redemption delivered to the General Partner by the Qualifying Party when exercising the Redemption right (the “Tendering Party”). The Partnership’s obligation to effect a Redemption, however, shall not arise or be binding against the Partnership (i) until and unless the Special Limited Partner declines or fails to exercise its purchase rights pursuant to Section 15.1.B hereof following receipt of a Notice of Redemption (a “Declination”) and (ii) until the Business Day following the Cut-Off Date. In the event of a Redemption, the Cash Amount shall be delivered as a certified or bank check payable to the Tendering Party or, in the General Partner’s sole and absolute discretion, in immediately available funds on or before the Specified Redemption Date.
B.Notwithstanding the provisions of Section 15.1.A hereof, on or before the close of business on the Cut-Off Date, the Special Limited Partner may, in its sole and absolute discretion, elect to acquire some or all (such percentage being referred to as the “Applicable Percentage”) of the Tendered Units from the Tendering Party in exchange for the REIT Shares Amount calculated based on the portion of Tendered Units it elects to acquire in exchange for REIT Shares. If the Special Limited Partner so elects, on the Specified Redemption Date the Tendering Party shall sell such number of the Tendered Units to the Special Limited Partner in exchange for a number of REIT Shares equal to the product of the REIT Shares Amount and the Applicable Percentage. The Tendering Party shall submit (i) such information, certification or affidavit as the Special Limited Partner may reasonably require in connection with the application of the Ownership Limit to any such acquisition and (ii) such written representations, investment letters, legal opinions or other instruments necessary, in the Special Limited Partner’s view, to effect compliance with the Securities Act. In the event of a purchase of the Tendered Units by the Special Limited Partner pursuant to this Section 15.1.B, the Tendering Party shall no longer have the right to cause the Partnership to effect a Redemption of such Tendered Units, and, upon notice to the Tendering Party by the Special Limited Partner, given on or before the close of business on the Cut-Off Date, that the Special Limited Partner has elected to acquire some or all of the Tendered Units pursuant to this Section 15.1.B, the obligation of the Partnership to effect a Redemption of the Tendered Units as to which the Special Limited Partner’s notice relates shall not accrue or arise. A number of REIT Shares equal to the product of the Applicable Percentage and the REIT Shares Amount, if applicable, shall be delivered by the Special Limited Partner as duly authorized, validly issued, fully paid and non-assessable REIT Shares and, if applicable, Rights, free of any pledge, lien, encumbrance or restriction, other than the Ownership Limit and other restrictions provided in the Charter, the Securities Act and relevant state securities or “blue sky” laws. Neither any Tendering Party whose Tendered Units are acquired by the Special Limited Partner pursuant to this Section 15.1.B, any Partner, any Assignee nor any other interested Person shall have any right to require or cause the Special Limited Partner to register, qualify or list any REIT Shares owned or held by such Person, whether or not such REIT Shares are issued pursuant to this Section 15.1.B, with the SEC, with any state securities commissioner, department or agency, under the Securities Act or the Exchange Act or with any stock exchange; provided, however, that this limitation shall not be in derogation of any registration or similar rights granted pursuant to any other written agreement between the Special Limited Partner and any such Person. REIT Shares issued upon an acquisition of the Tendered Units by the Special Limited Partner pursuant to this Section 15.1.B may contain such legends regarding restrictions under the Securities Act and applicable state securities laws as the Special Limited Partner in good faith determines to be necessary or advisable in order to ensure compliance with such laws.

C.Notwithstanding the provisions of Sections 15.1.A and 15.1.B hereof, (i) no Person shall be entitled to effect a Redemption for cash or an exchange for REIT Shares to the extent the ownership or right to acquire REIT Shares pursuant to such exchange on the Specified Redemption Date could cause such Person (or any other Person) to violate the restrictions on ownership and transfer of REIT Shares set forth in the Charter, after giving effect to any waivers or modifications of such restrictions by the Board of Directors, and (ii) no Person shall have any rights under this Agreement to acquire REIT Shares which would otherwise be prohibited under the Charter, after giving effect to any waivers or modifications of such restrictions by the Board of Directors. To the extent that any attempted Redemption or acquisition of the Tendered Units by the Special Limited Partner pursuant to Section 15.1.B hereof would be in violation of this Section 15.1.C, it shall be null and void ab initio, and the Tendering Party shall not acquire any rights or economic interests in the Cash Amount otherwise payable upon such Redemption or the REIT Shares otherwise issuable by the Special Limited Partner under Section 15.1.B hereof.
D.In the event of a Declination:
(1)The Special Limited Partner shall give notice of such Declination to the Tendering Party on or before the close of business on the Cut-Off Date. The failure of the Special Limited Partner to give notice of such Declination by the close of business on the Cut-Off Date shall be deemed to be an election by the Special Limited Partner to acquire the Tendered Units in exchange for REIT Shares.
(2)The Partnership may elect to raise funds for the payment of the Cash Amount from any source available to the Partnership, including, but not limited to (a) the contribution by the Special Limited Partner to the Partnership of funds from the proceeds of a registered public offering by the Special Limited Partner of REIT Shares sufficient to purchase the Tendered Units, (b) the sale of any Property and (c) the incurrence of additional Debt.
(3)If the Cash Amount is not paid on or before the Specified Redemption Date, interest shall accrue with respect to the Cash Amount from the day after the Specified Redemption Date to and including the date on which the Cash Amount is paid at a rate equal to the Applicable Federal Short-Term Rate as published monthly by the IRS.
E.Notwithstanding the provisions of Section 15.1.B hereof, if the Special Limited Partner’s acquisition of Tendered Units in exchange for the REIT Shares Amount would be prohibited under the Charter, then (i) the Special Limited Partner shall not elect to acquire such Tendered Units, and (ii) the Partnership shall not be obligated to effect a Redemption of such Tendered Units.
F.Notwithstanding anything herein to the contrary (but subject to Section 15.1.C hereof), with respect to any Redemption (or any tender of Partnership Common Units for Redemption if the Tendered Units are acquired by the Special Limited Partner pursuant to Section 15.1.B hereof) pursuant to this Section 15.1:
(1)Without the consent of the General Partner, no Tendering Party may effect a Redemption for less than two thousand (2,000) Partnership Common Units or, if such Tendering Party holds less than two thousand (2,000) Partnership Common Units, all of the Partnership Common Units held by such Tendering Party, and no Tendering Party may tender Partnership Common Units for Redemption more than once per calendar quarter.
(2)If (i) a Tendering Party surrenders Tendered Units during the period after the Partnership Record Date with respect to a distribution payable to Holders of Partnership Common Units, and before the record date established by the Special Limited Partner for a dividend to its stockholders of some or all of its portion of such Partnership distribution, and (ii) the Special Limited Partner elects to acquire any of such Tendered Units in exchange for REIT Shares pursuant to Section 15.1.B, then such Tendering Party shall pay to the Special Limited Partner on the Specified Redemption Date an amount in cash equal to the Partnership distribution paid or payable in respect of such Tendered Units.

(3)The consummation of such Redemption (or an acquisition of Tendered Units by the Special Limited Partner pursuant to Section 15.1.B hereof, as the case may be) shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
(4)The Tendering Party shall continue to own (subject, in the case of an Assignee, to the provisions of Section 11.5 hereof) all Partnership Common Units subject to any Redemption, and be treated as a Limited Partner or an Assignee, as applicable, with respect to such Partnership Common Units for all purposes of this Agreement, until the Specified Redemption Date and until such Tendered Units are either paid for by the Partnership pursuant to Section 15.1.A hereof or transferred to the Special Limited Partner and paid for, by the issuance of REIT Shares, pursuant to Section 15.1.B. Until a Specified Redemption Date and an acquisition of the Tendered Units by the Special Limited Partner pursuant to Section 15.1.B hereof, the Tendering Party shall have no rights as a stockholder of the Special Limited Partner with respect to the REIT Shares issuable in connection with such acquisition.
G.In connection with an exercise of Redemption rights pursuant to this Section 15.1, unless waived by the Special Limited Partner, the Tendering Party shall submit the following to the Special Limited Partner, in addition to the Notice of Redemption:
(1)A written affidavit, dated the same date as the Notice of Redemption, (a) disclosing the actual and constructive ownership, as determined for purposes of Sections 856(a)(6) and 856(h) of the Code, of REIT Shares by (i) such Tendering Party and (ii) to the best of such Tendering Party’s knowledge, any Related Party, and (b) representing that, after giving effect to an acquisition of the Tendered Units by the Special Limited Partner pursuant to Section 15.1.B hereof, neither the Tendering Party nor, to the best of such Tendering Party’s knowledge, any Related Party, will own REIT Shares in excess of the Ownership Limit;
(2)A written representation that neither the Tendering Party nor, to the best of such Tendering Party’s knowledge, any Related Party, has any intention to acquire any additional REIT Shares prior to the Specified Redemption Date; and
(3)An undertaking to certify, at and as a condition to the closing of (i) the Redemption or (ii) the acquisition of the Tendered Units by the Special Limited Partner pursuant to Section 15.1.B hereof on the Specified Redemption Date, that either (a) the actual and constructive ownership of REIT Shares by the Tendering Party and, to the best of such Tendering Party’s knowledge, any Related Party, remain unchanged from that disclosed in the affidavit required by Section 15.1.G(1), or (b) after giving effect to the Redemption or an acquisition of the Tendered Units by the Special Limited Partner pursuant to Section 15.1.B hereof, neither the Tendering Party nor, to the best of such Tendering Party’s knowledge, any Related Party, shall own REIT Shares in violation of the Ownership Limit.
(4)In connection with any Special Redemption, the Special Limited Partner shall have the right to receive an opinion of counsel reasonably satisfactory to it to the effect that the proposed Special Redemption will not cause the Partnership, the General Partner or the Special Limited Partner to violate any U.S. federal or state securities laws or regulations applicable to the Special Redemption or the issuance and sale of REIT Shares to the Tendering Party pursuant to Section 15.1.B of this Agreement.
ARTICLE 16
GENERAL PROVISIONS
Section 16.1 Addresses and Notice. Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written or electronic communication (including by telecopy, facsimile, electronic mail or commercial courier service) to the Partner, or Assignee at the address for such Partner set forth in the Register, or such other address of which the Partner shall notify the General Partner in accordance with this Section 16.1.
Section 16.2 Titles and Captions. All article or Section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to “Articles” or “Sections” are to Articles and Sections of this Agreement.
Section 16.3 Pronouns and Plurals. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.
Section 16.4 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.
Section 16.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.
Section 16.6 Waiver.
A.No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.
B.The restrictions, conditions and other limitations on the rights and benefits of the Limited Partners contained in this Agreement, and the duties, covenants and other requirements of performance or notice by the Limited Partners, are for the benefit of the Partnership and, except for an obligation to pay money to the Partnership, may be waived or relinquished by the General Partner, in its sole and absolute discretion, on behalf of the Partnership in one or more instances from time to time and at any time; provided, however, that any such waiver or relinquishment may not be made if it would have the effect of (i) creating liability for any other Limited Partner, (ii) causing the Partnership to cease to qualify as a limited partnership, (iii) reducing the amount of cash otherwise distributable to the Limited Partners (other than any such reduction that affects all of the Limited Partners holding the same class or series of Partnership Units on a uniform or pro rata basis, if approved by a Majority in Interest of the Limited Partners holding such class or series of Partnership Units), (iv) resulting in the classification of the Partnership as an association or publicly traded partnership taxable as a corporation or (v) violating the Securities Act, the Exchange Act or any state “blue sky” or other securities laws; provided, further, that any waiver relating to compliance with the Ownership Limit or other restrictions in the Charter shall be made and shall be effective only as provided in the Charter.
Section 16.7 Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.
Section 16.8 Applicable Law; Consent to Jurisdiction; Jury Trial.
A.This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law. In the event of a conflict between any provision of this Agreement and any non-mandatory provision of the Act, the provisions of this Agreement shall control and take precedence.

B.Each Partner hereby (i) submits to the non-exclusive jurisdiction of any state or federal court sitting in the State of Delaware (collectively, the “Delaware Courts”), with respect to any dispute arising out of this Agreement or any transaction contemplated hereby to the extent such courts would have subject matter jurisdiction with respect to such dispute, (ii) irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of any of the Delaware Courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, or that the venue of the action is improper, (iii) agrees that notice or the service of process in any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be properly served or delivered if delivered to such Partner at such Partner’s last known address as set forth in the Partnership’s books and records, and (iv) IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 16.9 Entire Agreement. This Agreement contains all of the understandings and agreements between and among the Partners with respect to the subject matter of this Agreement and the rights, interests and obligations of the Partners with respect to the Partnership. Notwithstanding any provision in this Agreement or any Partnership Unit Designation to the contrary, including any provisions relating to amending this Agreement, the Partners hereby acknowledge and agree that the General Partner, without the approval of any Limited Partner, may enter into side letters or similar written agreements with Limited Partners that are not Affiliates of the General Partner or the Special Limited Partner, executed contemporaneously with the admission of such Limited Partner to the Partnership, which may have the effect of establishing rights under, or altering or supplementing the terms of, this Agreement or any Partnership Unit Designation, as negotiated with such Limited Partner and which the General Partner in its sole discretion deems necessary, desirable or appropriate. The parties hereto agree that any terms, conditions or provisions contained in such side letters or similar written agreements with a Limited Partner shall govern with respect to such Limited Partner notwithstanding the provisions of this Agreement.
Section 16.10 Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.
Section 16.11 Limitation to Preserve REIT Status. Notwithstanding anything else in this Agreement, with respect to any period in which the Special Limited Partner has elected to be treated as a REIT for U.S. federal income tax purposes, to the extent that the amount paid, credited, distributed or reimbursed by the Partnership to any REIT Partner or its officers, directors, employees or agents, whether as a reimbursement, fee, expense or indemnity (a “REIT Payment”), would constitute gross income to the REIT Partner for purposes of Section 856(c)(2) of the Code or Section 856(c)(3) of the Code, then, notwithstanding any other provision of this Agreement, the amount of such REIT Payments, as selected by the General Partner in its discretion from among items of potential distribution, reimbursement, fees, expenses and indemnities, shall be reduced for any Partnership Year so that the REIT Payments, as so reduced, for or with respect to such REIT Partner shall not exceed the lesser of:
(i)an amount equal to the excess, if any, of (a) four and nine-tenths percent (4.9%) of the REIT Partner’s total gross income (but excluding the amount of any REIT Payments) for the Partnership Year that is described in subsections (A) through (I) of Section 856(c)(2) of the Code over (b) the amount of gross income (within the meaning of Section 856(c)(2) of the Code) derived by the REIT Partner from sources other than those described in subsections (A) through (I) of Section 856(c)(2) of the Code (but not including the amount of any REIT Payments); or
(ii)an amount equal to the excess, if any, of (a) twenty-four percent (24%) of the REIT Partner’s total gross income (but excluding the amount of any REIT Payments) for the Partnership Year that is described in subsections (A) through (I) of Section 856(c)(3) of the Code over (b) the amount of gross income (within the meaning of Section 856(c)(3) of the Code)

derived by the REIT Partner from sources other than those described in subsections (A) through (I) of Section 856(c)(3) of the Code (but not including the amount of any REIT Payments);
provided, however, that REIT Payments in excess of the amounts set forth in clauses (i) and (ii) above may be made if the General Partner, as a condition precedent, obtains an opinion of tax counsel that the receipt of such excess amounts should not adversely affect the REIT Partner’s ability to qualify as a REIT. To the extent that REIT Payments may not be made in a Partnership Year as a consequence of the limitations set forth in this Section 16.11, such REIT Payments shall carry over and shall be treated as arising in the following Partnership Year if such carry over does not adversely affect the REIT Partner’s ability to qualify as a REIT. The purpose of the limitations contained in this Section 16.11 is to prevent any REIT Partner from failing to qualify as a REIT under the Code by reason of such REIT Partner’s share of items, including distributions, reimbursements, fees, expenses or indemnities, receivable directly or indirectly from the Partnership, and this Section 16.11 shall be interpreted and applied to effectuate such purpose.
Section 16.12 No Partition. No Partner nor any successor-in-interest to a Partner shall have the right while this Agreement remains in effect to have any property of the Partnership partitioned, or to file a complaint or institute any proceeding at law or in equity to have such property of the Partnership partitioned, and each Partner, on behalf of itself and its successors and assigns hereby waives any such right. It is the intention of the Partners that the rights of the parties hereto and their successors-in-interest to Partnership property, as among themselves, shall be governed by the terms of this Agreement, and that the rights of the Partners and their respective successors-in-interest shall be subject to the limitations and restrictions as set forth in this Agreement.
Section 16.13 No Third-Party Rights Created Hereby. The provisions of this Agreement are solely for the purpose of defining the interests of the Holders, inter se; and no other person, firm or entity (i.e., a party who is not a signatory hereto or a permitted successor to such signatory hereto) shall have any right, power, title or interest by way of subrogation or otherwise, in and to the rights, powers, title and provisions of this Agreement. No creditor or other third party having dealings with the Partnership (other than as expressly set forth herein with respect to Indemnitees) shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans to the Partnership or to pursue any other right or remedy hereunder or at law or in equity. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may any such rights or obligations be sold, Transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or any of the Partners.
Section 16.14 No Rights as Stockholders. Nothing contained in this Agreement shall be construed as conferring upon the Holders of Partnership Units any rights whatsoever as stockholders of the Special Limited Partner, including without limitation any right to receive dividends or other distributions made to stockholders of the Special Limited Partner or to vote or to consent or receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Special Limited Partner or any other matter.

IN WITNESS WHEREOF, the undersigned Partners have duly executed this Agreement as of the day and year first above written.

GENERAL PARTNER

CARETRUST GP, LLC

By:    CareTrust REIT, Inc.
    Sole Member

By:     /s/ David M. Sedgwick
    Name:    David M. Sedgwick
    Title:    President and
        Chief Executive Officer

LIMITED PARTNER

CARETRUST REIT, LLC

By:     /s/ David M. Sedgwick
    Name:    David M. Sedgwick
    Title:    President and
            Chief Executive Officer

EXHIBIT A: EXAMPLES REGARDING ADJUSTMENT FACTOR
For purposes of the following examples, it is assumed that (a) the Adjustment Factor in effect on December 31, 2014 is 1.0 and (b) on January 1, 2015 (the “Partnership Record Date” for purposes of these examples), prior to the events described in the examples, there are 100 REIT Shares issued and outstanding.
Example 1
On the Partnership Record Date, the Special Limited Partner declares a dividend on its outstanding REIT Shares in REIT Shares. The amount of the dividend is one REIT Share paid in respect of each REIT Share owned. Pursuant to Paragraph (i) of the definition of “Adjustment Factor,” the Adjustment Factor shall be adjusted on the Partnership Record Date, effective immediately after the stock dividend is declared, as follows:
1.0 * 200/100 = 2.0
Accordingly, the Adjustment Factor after the stock dividend is declared is 2.0.
Example 2
On the Partnership Record Date, the Special Limited Partner distributes options to purchase REIT Shares to all holders of its REIT Shares. The amount of the distribution is one option to acquire one REIT Share in respect of each REIT Share owned. The strike price is $4.00 a share. The Value of a REIT Share on the Partnership Record Date is $5.00 per share. Pursuant to Paragraph (ii) of the definition of “Adjustment Factor,” the Adjustment Factor shall be adjusted on the Partnership Record Date, effective immediately after the options are distributed, as follows:
1.0 * (100 + 100)/(100 + [100 * $4.00/$5.00]) = 1.1111
Accordingly, the Adjustment Factor after the options are distributed is 1.1111. If the options expire or become no longer exercisable, then the retroactive adjustment specified in Paragraph (ii) of the definition of “Adjustment Factor” shall apply.
Example 3
On the Partnership Record Date, the Special Limited Partner distributes assets to all holders of its REIT Shares. The amount of the distribution is one asset with a fair market value (as determined by the General Partner) of $1.00 in respect of each REIT Share owned. It is also assumed that the assets do not relate to assets received by the General Partner pursuant to a pro rata distribution by the Partnership. The Value of a REIT Share on the Partnership Record Date is $5.00 a share. Pursuant to Paragraph (iii) of the definition of “Adjustment Factor,” the Adjustment Factor shall be adjusted on the Partnership Record Date, effective immediately after the assets are distributed, as follows:
1.0 * $5.00/($5.00 - $1.00) = 1.25
Accordingly, the Adjustment Factor after the assets are distributed is 1.25.

EXHIBIT B: NOTICE OF REDEMPTION
CareTrust GP, LLC
24901 Dana Point Harbor Drive
Dana Point, California 92629
The undersigned Limited Partner or Assignee hereby irrevocably tenders for Redemption Partnership Common Units in CTR Partnership, L.P. in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of CTR Partnership, L.P., dated as of November __, 2025, as amended (the “Agreement”), and the Redemption rights referred to therein. All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement. The undersigned Limited Partner or Assignee:
(a) undertakes (i) to surrender such Partnership Common Units at the closing of the Redemption and (ii) to furnish to the Special Limited Partner, prior to the Specified Redemption Date, the documentation, instruments and information required under Section 15.1.G of the Agreement;
(b) directs that the certified check representing the Cash Amount, or the REIT Shares Amount, as applicable, deliverable upon the closing of such Redemption be delivered to the address specified below;
(c) represents, warrants, certifies and agrees that: (i) the undersigned Limited Partner or Assignee is a Qualifying Party; (ii) the undersigned Limited Partner or Assignee has, and at the closing of the Redemption will have, good, marketable and unencumbered title to such Partnership Common Units, free and clear of the rights or interests of any other person or entity; (iii) the undersigned Limited Partner or Assignee has, and at the closing of the Redemption will have, the full right, power and authority to tender and surrender such Common Units as provided herein; (iv) the undersigned Limited Partner or Assignee, and the tender and surrender of such Common Units for Redemption as provided herein complies with all conditions and requirements for redemption of Partnership Common Units set forth in the Agreement; and (v) the undersigned Limited Partner or Assignee has obtained the consent or approval of all persons and entities, if any, having the right to consent to or approve such tender and surrender; and
(d) acknowledges that the undersigned will continue to own such Partnership Common Units unless and until either (1) such Partnership Common Units are acquired by the Special Limited Partner pursuant to Section 15.1.B of the Agreement or (2) such redemption transaction closes.
Dated: _____________________
________________________________________
Name of Limited Partner or Assignee:
________________________________________
Signature of Limited Partner or Assignee
________________________________________
Street Address
________________________________________
City, State and Zip Code
________________________________________
Social security or identifying number
Signature Medallion Guaranteed by:
________________________________________
Issue Check Payable to (or shares in the name of):
________________________________________

EXHIBIT C
PARTNERSHIP UNIT DESIGNATION
OF THE
LTIP UNITS
OF
SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CTR PARTNERSHIP, L.P.
1.Defined Terms.
The following defined terms used in this Exhibit C shall have the meaning specified below. Capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Second Amended and Restated Agreement of Limited Partnership of CTR Partnership, L.P., as amended (the “Agreement”). References to the “Agreement”, “herein” and similar such references shall be deemed to include the Agreement as supplemented by this Exhibit C and any other Exhibit or other schedule or supplement to the Agreement, as the context requires.
“Adjustment Event” has the meaning set forth in Section 6.
“AO LTIP Unit” has the meaning provided in Section 2.
“AO LTIP Unit Conversion Notice” has the meaning provided in Section 12(c) hereof.
“AO LTIP Unit Conversion Right” has the meaning provided in Section 12(a) hereof.
“AO LTIP Unit Value” means, for any AO LTIP Unit as of any date, the excess of the REIT Share Value on such date over the Issue Price for such AO LTIP Unit.
“Auto Conversion” has the meaning set forth in Section 11(a) hereof.
“Auto Conversion Notice” has the meaning set forth in Section 11(d) hereof.
“Basic LTIP Units” has the meaning set forth in Section 2 hereof.
“Basic AO LTIP Units” has the meaning set forth in Section 2 hereof.
“Capital Account Limitation” has the meaning set forth in Section 11(a) hereof.
“Capital Transaction” means a liquidation of the Partnership, a sale of all or substantially all the assets of the Partnership, or a similar transaction.
“Constituent Person” has the meaning set forth in Section 11(g) hereof.
“Conversion Date” means, as applicable, (i) with respect to Basic LTIP Units or Performance LTIP Units, the date of an Auto Conversion or the date set forth in a Forced Conversion Notice, and (ii) with respect to AO LTIP Units, the date set forth in an AO LTIP Unit Conversion Notice or a Forced AO LTIP Unit Conversion Notice or the date of an Expiration Conversion.
“Economic Capital Account Balance” means, with respect to a holder of LTIP Units, its Capital Account balance, plus the amount of its share of any Partner Minimum Gain or Partnership Minimum Gain, in either case to the extent attributable to its ownership of LTIP Units.
“Expiration Conversion” has the meaning set forth in Section 12(g) hereof.

“Expiration Conversion Notice” has the meaning set forth in Section 12(g) hereof.
“Expiration Date” means, for any Performance LTIP Unit, the date specified in the LTIP Agreement or other documentation pursuant to which such Performance LTIP Unit is granted.
“Forced AO LTIP Unit Conversion” has the meaning set forth in Section 12(e) hereof.
“Forced AO LTIP Unit Conversion Notice” has the meaning set forth in Section 12(e) hereof.
“Forced Conversion” has the meaning set forth in Section 11(c) hereof.
“Forced Conversion Notice” has the meaning set forth in Section 11(c) hereof.
“Foregone Distributions” mean, with respect to a Performance LTIP Unit, the amount of distributions that have not been distributed on such Performance LTIP as a result of the application of Section 7(b).
“Full Distribution Participation Date” means, (i) for any Performance LTIP Unit, the date specified in the LTIP Agreement pursuant to which such Performance LTIP Unit (or AO LTIP Units that converted into such Performance LTIP Unit) was granted, and (ii) for any AO LTIP Unit, the date upon which such AO LTIP Unit is converted into Basic LTIP Units pursuant to Section 12 hereof or such other date as may be specified in the LTIP Agreement or other documentation pursuant to which such AO LTIP Unit is granted.
“Initial Sharing Percentage” means, (i) for any Performance LTIP Unit, ten percent (10%) or such other percentage specified in the LTIP Agreement pursuant to which such Performance LTIP Unit is granted, and (ii) for any AO LTIP Unit, two percent (2%) or such other percentage specified in the LTIP Agreement pursuant to which such AO LTIP Unit is granted.
“Issue Price” means, for any AO LTIP Unit, the amount specified in the LTIP Agreement or other documentation pursuant to which such AO LTIP Unit is granted.
“Liquidating Gains” means any net gain realized in connection with the actual or hypothetical sale of all or substantially all of the assets of the Partnership (including upon liquidation of the Partnership), including but not limited to net gain realized in connection with a revaluation of the Partnership’s property pursuant to Section 6.1 of the Agreement. The General Partner shall be entitled, in its discretion, to modify the determination of Liquidating Gains (and determine and separately allocate Liquidating Gains with respect to a specific asset or assets) to give effect to the economic intent of the Agreement and to preserve the treatment of any LTIP Units as “profits interests” for U.S. income tax purposes.
“Liquidating Losses” means any net loss realized in connection with the actual or hypothetical sale of all or substantially all of the assets of the Partnership (including upon liquidation of the Partnership), including but not limited to net loss realized in connection with a revaluation of the Partnership’s property pursuant to Section 6.1 of the Agreement. The General Partner shall be entitled, in its discretion, to modify the determination of Liquidating Losses (and determine and separately allocate Liquidating Losses with respect to a specific asset or assets) to give effect to the economic intent of the Agreement and to preserve the treatment of any LTIP Units as “profits interests” for U.S. income tax purposes.
“LTIP Agreement” has the meaning set forth in Section 5(a) hereof.
“LTIP Unit Distribution Payment Date” has the meaning set forth in Section 7(c) hereof.
“LTIP Unit Redemption Threshold” means a threshold that will be met with respect to one or more LTIP Units if, when and to the extent, such LTIP Units have satisfied the Capital Account Limitation. For the avoidance of doubt, AO LTIP Units cannot meet the LTIP Unit Redemption Threshold prior to their conversion into Basic LTIP Units.
2

“LTIP Units” means the Partnership Units designated as such having the rights, powers, privileges, restrictions, qualifications and limitations set forth herein, in any applicable Equity Plan and in an applicable LTIP Agreement. LTIP Units may be issued in one or more classes, or one or more series of any such classes bearing such relationship to one another as to allocations, distributions, and other rights as the General Partner shall determine in its sole and absolute discretion subject to Delaware law and the Agreement. For the avoidance of doubt, the AO LTIP Units are LTIP Units.
“LTIP Unitholder” means a Limited Partner that holds LTIP Units, including any Substituted Limited Partner or Additional Limited Partner with respect to such LTIP Units, in such Person’s capacity as an LTIP Unitholder in the Partnership.
“Performance AO LTIP Units” has the meaning set forth in Section 2 hereof.
“Performance LTIP Units” has the meaning set forth in Section 2 hereof.
“Post-Conversion Period AO LTIP Unit” means an AO LTIP Unit that was not converted on or prior to its Expiration Date pursuant to Section 12 hereof.
“Proposed Section 83 Safe Harbor Regulation” has the meaning set forth in Section 14 hereof.
“REIT Share Value” means, as of the date of valuation, the fair market value of a REIT Share, determined as follows: (i) if the REIT Share is listed or admitted to trading on any securities exchange or The New York Stock Exchange, the closing price, regular way, of a REIT Share on such day or, if no sale takes place on such day, the average of the closing bid and asked prices of a REIT Share on such day, (ii) if the REIT Share is not listed or admitted to trading on any securities exchange or The New York Stock Exchange but is regularly quoted by a recognized quotation source, the last reported sale price of a REIT Share on such day or, if no sale takes place on such day, the average of the closing bid and asked prices of a REIT Share on such day, as reported by a recognized quotation source designated by the Partnership, or (iii) if the REIT Share is not listed or admitted to trading on any securities exchange or The New York Stock Exchange but is regularly quoted by a recognized quotation source and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices of a REIT Share on such day, as reported by a recognized quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, of a REIT Share on the most recent day (not more than twenty (20) days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported during the twenty (20) days prior to the date in question, the value of a REIT Share shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event that a REIT Share includes any additional rights the value of which is not included within such price, then the value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate, and included in determining the “REIT Share Value” of such REIT Share.
“Section 83 Safe Harbor” has the meaning set forth in Section 14 hereof.
“Target Economic Capital Account Balance” means, as of any date and with respect to any LTIP Unit, the Capital Account balance attributable to a Partnership Common Unit and computed on a hypothetical basis after taking into account all allocations through the date on which any allocation is being made, but prior to the realization of any Liquidating Gains. The General Partner shall be entitled, in its discretion, to adjust the Target Economic Capital Account Balance to give effect to the economic intent of the Agreement.
“Transaction” has the meaning set forth in Section 11(g) hereof.
“Unvested LTIP Units” has the meaning set forth in Section 5(a) hereof.
“Vested LTIP Units” has the meaning set forth in Section 5(a) hereof.
3

2.    Designation. Pursuant to the Agreement, a general class of Partnership Units in the Partnership designated as the “LTIP Units” is hereby established. The number of LTIP Units that may be issued is not limited by the Agreement. Four specific classes of LTIP Units in the Partnership are hereby designated as the Basic LTIP Units, the Basic AO LTIP Units, the Performance LTIP Units, and the Performance AO LTIP Units (each Basic AO LTIP Unit and Performance AO LTIP Unit, also an “AO LTIP Unit”). The numbers of Basic LTIP Units, Basic AO LTIP Units, Performance LTIP Units, and Performance AO LTIP Units shall be determined from time to time by the General Partner in accordance with the terms of any applicable Equity Plan.
3.    Issuances of LTIP Units. From time to time, the General Partner is hereby authorized to issue LTIP Units, including Basic LTIP Units, Basic AO LTIP Units, Performance LTIP Units, and Performance AO LTIP Units, to Persons providing services to or for the benefit of the Partnership for such consideration or for no consideration as the General Partner may determine to be appropriate and on such terms and conditions as shall be established by the General Partner, and admit such Persons as Limited Partners. Except to the extent that a Capital Contribution is made with respect to an LTIP Unit, each LTIP Unit is intended to qualify as a “profits interest” in the Partnership within the meaning of the Code, the Regulations, and any published guidance by the Internal Revenue Service with respect thereto. Except as may be provided from time to time by the General Partner with respect to one or more classes or series of LTIP Units, and except as provided in an applicable LTIP Agreement, LTIP Units shall have the terms set forth in this Exhibit C. Pursuant to the terms of the Agreement or an applicable LTIP Agreement, an LTIP Unit may be convertible, exchangeable or otherwise transmutable, in substance, into another type of LTIP Unit or other type of Unit.
4.    Admission to Partnership. A Person (other than an existing Partner) who is issued LTIP Units in accordance with the terms hereof shall be admitted to the Partnership as an additional Limited Partner only upon the satisfactory completion of the requirements an assignee is required to complete pursuant to the Agreement.
5.    Vesting.
(a)    Vesting, Generally. LTIP Units may, in the sole discretion of the General Partner, be issued subject to vesting, forfeiture and additional restrictions on Transfer pursuant to the terms of an award, vesting or other similar agreement, any applicable Equity Plan or any other applicable compensatory arrangement or incentive program pursuant to which such LTIP Units are issued (an “LTIP Agreement”). The terms of any LTIP Agreement may be modified by the General Partner from time to time in its sole discretion, subject to any restrictions on amendment imposed by the relevant LTIP Agreement. LTIP Units that were fully vested when issued or that have vested and are no longer subject to forfeiture under the terms of an LTIP Agreement are referred to as “Vested LTIP Units”; all other LTIP Units shall be treated as “Unvested LTIP Units”.
(b)    Forfeiture. Unless otherwise specified in an applicable LTIP Agreement, upon the occurrence of any event specified in such LTIP Agreement that results in either the right of the Partnership or the General Partner to repurchase LTIP Units at a specified purchase price or any other forfeiture of any LTIP Units, if the Partnership, the General Partner or any affiliate or designee thereof exercises such right to repurchase or upon the occurrence of the event causing forfeiture in accordance with the applicable LTIP Agreement, the relevant LTIP Units shall immediately, and without any further action, be treated as cancelled and no longer outstanding for any purpose. Unless otherwise specified in the applicable LTIP Agreement, no consideration or other payment shall be due with respect to any LTIP Units that have been forfeited, other than any distributions declared with respect to a Partnership Record Date and with respect to such LTIP Units prior to the effective date of the forfeiture.
6.    Correspondence with Partnership Common Units; Adjustments.
(a)    The Partnership shall maintain at all times a one-to-one correspondence between LTIP Units (excluding AO LTIP Units before their conversion) and Partnership Common Units for conversion, distributions, allocations and other purposes, including without limitation complying with the following procedures;
4

provided, that the foregoing is not intended to alter the express differences between distributions and allocations with respect to LTIP Units and Partnership Common Units set forth herein.
(b)    If an Adjustment Event (as defined below) occurs, then the General Partner shall take any action reasonably necessary, including any amendment to the Agreement or update to the books and records of the Partnership, adjusting the number of outstanding LTIP Units or subdividing or combining outstanding LTIP Units, to maintain a one-for-one conversion and economic equivalence ratio between Partnership Common Units and LTIP Units (excluding AO LTIP Units before their conversion and taking into account express differences in distributions and allocations hereunder). The following shall be “Adjustment Events”: (i) the Partnership makes a distribution on all outstanding Partnership Common Units in Partnership Units; (ii) the Partnership subdivides the outstanding Partnership Common Units into a greater number of Partnership Units or combines the outstanding Partnership Common Units into a smaller number of Partnership Units; or (iii) the Partnership issues any Partnership Units in exchange for its outstanding Partnership Common Units by way of a reclassification or recapitalization of its Partnership Common Units. If more than one Adjustment Event occurs, any adjustment to the LTIP Units need be made only once using a single formula that takes into account each and every Adjustment Event as if all Adjustment Events occurred simultaneously. For the avoidance of doubt, the following shall not be Adjustment Events: (x) the issuance of Partnership Units in a financing, reorganization, acquisition or other similar business transaction; (y) the issuance of Partnership Units pursuant to any applicable Equity Plan, any other employee benefit or compensation plan or a distribution reinvestment plan; or (z) the issuance of any Partnership Units to the General Partner or Special Limited Partner in respect of a Capital Contribution to the Partnership.
(c)    If the Partnership takes an action affecting the Partnership Common Units other than actions specifically described above as Adjustment Events and in the opinion of the General Partner such action would require an action to maintain the one-to-one correspondence described above, the General Partner shall have the right to take such action, to the extent permitted by law or any applicable LTIP Agreement, in such manner and at such time as the General Partner, in its sole discretion, may determine reasonably appropriate under the circumstances.
(d)    Notwithstanding the foregoing, if any Adjustment Event or any other action described in the preceding clause occurs, the General Partner may independently adjust the number of AO LTIP Units outstanding or held by a particular holder of AO LTIP Units, the Issue Price of any AO LTIP Unit, or the number of Basic LTIP Units or Performance LTIP Units (as applicable) into which any AO LTIP Unit may be converted, or may undertake any combination of the foregoing, in such manner as the General Partner determines in good faith to be equitable.
(e)    Any adjustment to the number of outstanding LTIP Units pursuant to this Section 6 shall be binding on the Partnership and every Limited Partner.
7.Distributions.
(a)    Distributions Generally. Except as otherwise provided herein, any applicable LTIP Agreement or by the General Partner with respect to any particular class or series of LTIP Units, each holder of LTIP Units shall be entitled to receive, if, when and as authorized by the General Partner out of funds or other property legally available for the payment of distributions, regular, special, extraordinary or other distributions, which may be made from time to time, in an amount per LTIP Unit equal to the amount of any such distributions that would have been payable to such holder if its LTIP Units had been Partnership Common Units of the same number. Notwithstanding the foregoing, the General Partner shall be entitled to adjust distributions payable with respect to an LTIP Unit that was not outstanding during the entire quarterly or other applicable period in respect of which a distribution is made, including by assuming, in the alternative, such LTIP Unit was held for the entire period to which such distribution relates or by pro rating such distribution with respect to such LTIP Unit, in any event in a manner intended to preserve the economic intent of the parties and the treatment of such LTIP Unit as a “profits interest” for U.S. income tax purposes.
5

(b)    Distributions with respect to Performance and AO LTIP Units. Notwithstanding Section 7(a) and Section 5.1 of the Agreement, prior to the occurrence of the applicable Full Distribution Participation Date, a holder of a Performance LTIP Unit or AO LTIP Unit shall be entitled to receive an amount equal to the product of the Initial Sharing Percentage for such LTIP Unit and the amount otherwise distributable with respect to such LTIP Unit pursuant to Section 7(a).
(c)    Foregone Distributions with respect to Performance LTIP Units. Notwithstanding Sections 7(a) and (b) or Section 5.1 of the Agreement, the General Partner shall be entitled, in its discretion, to enter into such arrangements as the General Partner determines appropriate with respect to the amount of Foregone Distributions that otherwise would have been distributed on a Performance LTIP Unit that becomes a Vested Performance LTIP. Such arrangements may include, without limitation, causing the issuance by the Partnership of additional LTIP Units to the holder of such Vested Performance LTIP Unit, the payment of additional distributions by the Partnership to the holder of such Vested Performance LTIP Unit, or a combination of the foregoing. In the event the General Partner determines to cause the Partnership to pay additional distributions pursuant to the foregoing, upon any Unvested Performance LTIP Unit becoming a Vested Performance LTIP Unit, the Partnership shall pay to the holder of such Vested Performance LTIP Unit one or more special distributions out of Available Cash with respect to such Vested Performance LTIP Unit up to the amount of Foregone Distributions on such Vested Performance LTIP Unit; provided, however, the General Partner may (i) reduce the amount of distributions payable to a holder pursuant to the preceding clause by up to the amount of distributions made on any Unvested Performance LTP Units that have been forfeited by such holder pursuant to the terms of an applicable LTIP Agreement, and (ii) determine a given Performance LTIP Unit shall be entitled to an amount less than the full amount of Foregone Distributions on such Performance LTIP Unit (the amount so payable, “Make-Whole Distributions”). Any such distribution or distributions otherwise shall be subject to the Agreement, Section 7(e), the terms of an applicable LTIP Agreement and any applicable legal or contractual restrictions (including with respect to restrictions on the payment of distributions under loan covenants or the terms of Units ranking senior to the Performance LTIP Units). Subject to the provisions herein, the General Partner may pay such distribution or distributions in preference to distributions otherwise payable to the Partners hereunder. The provisions of this Section 7(c) shall continue to apply to any Partnership Common Units into which Vested Performance LTIP Units have converted if such Vested Performance LTIP Units have not received the full amount of Make-Whole Distributions to which they became entitled prior to such conversion.
(d)    Limitations on Distributions. Notwithstanding any provision herein to the contrary, in the General Partner’s sole and absolute discretion, distributions on an LTIP Unit may be adjusted (including deferred or permanently reduced) as necessary to (i) ensure the amount apportioned to each such LTIP Unit does not exceed the amount attributable to Partnership net income or gain allocated with respect to such LTIP Unit and realized after the date such LTIP Unit was issued by the Partnership and (ii) otherwise preserve the treatment of such LTIP Unit as a “profits interest” for U.S. federal income tax purposes. The intent of this Section 7(e) is to ensure that any such LTIP Units qualify as “profits interests” for U.S. federal income tax purposes, and this Agreement shall be interpreted and applied consistently therewith. The General Partner at its sole and absolute discretion may amend this Section 7(e) to ensure that any such LTIP Units qualify as “profits interests” under any existing and any future U.S. federal income tax laws and IRS guidance.
(e)    Distributions Generally. Distributions on the LTIP Units, if authorized, shall be payable on such dates and in such manner as may be authorized by the General Partner (any such date, an “LTIP Unit Distribution Payment Date”). Absent a contrary determination by the General Partner, the LTIP Unit Distribution Payment Date shall be the same as the corresponding date relating to the corresponding distribution on the Partnership Common Units, and the record date for determining which holders of LTIP Units are entitled to receive distributions shall be the Partnership Record Date. A holder of LTIP Units will be entitled to distributions with respect to an LTIP Unit only as set forth in this Exhibit C and, in making distributions pursuant to Section 5.1 of the Agreement, the General Partner of the Partnership shall take into account the provisions of this Section 7.
(f)    Discretionary Tax Distributions. Notwithstanding the other provisions of this Section 7, the General Partner shall be entitled, but not obligated, to make additional distributions on the LTIP Units of a holder up to the excess of (i) an estimate, as determined in the sole discretion of the General Partner, of the net U.S. federal and applicable state and local income tax liability incurred by such holder on the amounts of net taxable
6

income or gain allocated with respect to their LTIP Units (including LTIP Units that have been forfeited) as a result of the allocations pursuant to Section 8 hereof, over (ii) the amount of distributions paid or payable with respect to their LTIP Units (including LTIP Units that have been forfeited) under the other provisions of this Section 7. Any such distributions shall reduce any subsequent distributions to which such holder otherwise.
8.Allocations.
(a)General. Section 6.1 and Section 6.2 of the Agreement shall not apply, and the subsequent subsections of this Section 8 shall apply in lieu thereof, to holders of LTIP Units with respect to such LTIP Units prior to their conversion into Partnership Common Units. In addition, the General Partner may apply, in whole or in part, the provisions of this Section 8 to Partnership Common Units into which Vested LTIP Units have converted, (A) to take into account a conversion that occurs after the beginning but before the end of a period during which allocations are being made, (B) to take into account distributions pursuant to Section 7 (including, in particular, distributions that occur during such period or distributions that occur after such period pursuant to Section 7(c)), and (C) to apply Sections 8(d) and (e). Net Income, Net Loss and any other items of income, gain, loss, deduction and credit of the Partnership allocable under Section 6.1 of the Agreement shall be recomputed after taking into account the allocations made pursuant to this Section 8 (other than Section 8(b)).
(b)Regular Allocations. Except as otherwise provided herein, any applicable LTIP Agreement or by the General Partner with respect to any particular class or series of LTIP Units, each holder of an LTIP Unit shall be allocated Net Income and Net Loss (or constituent items thereof, as applicable) pursuant to Section 6.1 and Section 6.2 of the Agreement as though such LTIP Unit was a Partnership Common Unit; provided, however, prior to the occurrence of the applicable Full Distribution Participation Date, a Performance LTIP Unit or AO LTIP Unit shall be treated as a fraction of a Partnership Common Unit equal to its Initial Sharing Percentage of such Partnership Common Unit.
(c)Allocations of Liquidating Gains and Losses.
(i)After giving effect to the special allocations set forth in Section 6.2 of the Agreement and Section 8(e) hereof, Liquidating Gains first shall be allocated to the holders of LTIP Units until the Economic Capital Account Balances of such holders, to the extent attributable to their ownership of LTIP Units, are equal to (A) the Target Economic Capital Account Balance (with respect to LTIP Units other than AO LTIP Units prior to their conversion) or AO LTIP Unit Value (with respect to AO LTIP Units prior to their conversion), multiplied by (B) the corresponding number of their LTIP Units. In addition, if any Capital Account balance attributable to an AO LTIP Unit exceeds its applicable AO LTIP Unit Value, then Liquidating Losses (or, to the extent determined appropriate by the General Partner, items of expense or loss) shall be allocated to each holder of such an AO LTIP Unit until each such holder’s Capital Account, to the extent attributable to such holder’s AO LTIP Units, is equal (on a per-Unit basis) to the applicable AO LTIP Unit Value.
(ii)Notwithstanding the foregoing, (A) the special allocations of Liquidating Gains and Liquidating Losses pursuant to the preceding provisions of this Section 8(c) shall cease to apply to any LTIP Unit (other than an AO LTIP Unit prior to its conversion) once such LTIP Unit has met the LTIP Unit Redemption Threshold and any Post-Conversion Period AO LTIP Unit once it becomes a Post-Conversion Period AO LTIP Unit, and (B) the General Partner may adjust future allocations with respect to any holder of a Post-Conversion Period AO LTIP Unit in any manner it determines in its sole discretion necessary or convenient to cause the Capital Account balance of such holder to (I) equal the balance that would have obtained had no allocations of Liquidating Gains or Liquidating Losses been made with respect to such Post-Conversion Period AO LTIP Unit pursuant to the preceding provisions of this Section 8(c), and (II) otherwise equitably reflect the intended economic entitlements of such holder.
(iii)For purposes of the foregoing allocations of this Section 8(c), unless and to the extent otherwise determined by the General Partner, (A) calculations shall be made separately with respect to the applicable LTIP Units, including LTIP Units that are AO LTIP Units with different AO LTIP Unit Values, and (B) as and to the extent relevant, allocations shall be made with respect to LTIP Units in the order in which such LTIP Units were granted and, with respect to LTIP Units granted at the same time, in proportion to the amounts to which such LTIP Units are entitled under this Section 8(c), such that, for example, in the event there are insufficient Liquidating Gains to allocate to holders of LTIP Units (that are Basic or Performance LTIP Units) to cause the Economic Capital Account Balances attributable to such LTIP Units to equal their Target Economic Capital Account Balances, such Liquidating Gains shall be allocated first to the first-granted LTIP Units until their Economic Capital Account Balances equal their Target Economic Capital Account Balances.
(d)Additional Special Allocations.
7

(i)Notwithstanding and prior to any allocations pursuant to Section 8(b) and Section 8(c), Net Income (and, as and to the extent determined by the General Partner, constituent items thereof) for any period in which a holder of Partnership Units receives a Make-Whole Distribution pursuant to Section 7(c) shall be allocated to such holder in an amount equal to such Make-Whole Distribution.
(ii)For any period in which distributions are actually made to holders of LTIP Units, the General Partner, in its sole and absolute discretion, may allocate appropriate items of income or gain accrued and realized following the issuance of the relevant LTIP Units to the holders of such LTIP Units to avoid causing the Capital Accounts relating to such LTIP Units to become negative as a result of such distribution (after taking into account all other allocations tentatively made pursuant to this Agreement) and otherwise to preserve the treatment of such LTIP Units as “profits interests.” To the extent such a holder receives a distribution with respect to any such LTIP Units in excess of the portion of its Capital Account attributable to such LTIP Units, such excess may be treated by the Partnership, in the sole and absolute discretion of the General Partner, as a “guaranteed payment” within the meaning of Section 707(c) of the Code.
(iii)Notwithstanding any provision herein to the contrary, allocations of Liquidating Gains, Net Income and Net Loss and other items of income, gain, loss, deduction and credit with respect to LTIP Units may be restricted or otherwise adjusted by the General Partner to ensure such allocations consist only of income and gain arising after the issuance of such LTIP Units and otherwise to the extent the General Partner determines, in its sole and absolute discretion, necessary or appropriate to preserve the treatment of such LTIP Units as “profits interests” for U.S. federal income tax purposes and to comply with any applicable IRS guidance (including “safe harbor” guidance). Pursuant to and without limiting the foregoing, the General Partner shall be entitled, but not obligated, to limit allocations of Liquidating Gains to an LTIP Unit (other than an AO LTIP Unit) pursuant to Section 8(c)(i) to the extent, since the date of issuance of such LTIP Unit, such Liquidating Gain when aggregated with other Liquidating Gains realized since the date of issuance of such LTIP Unit exceeds Liquidating Losses realized since the date of issuance of such LTIP Unit.
(e)Capital Account Adjustments and Allocations upon Forfeiture. Except as otherwise provided in the Agreement or any applicable LTIP Agreement, in connection with any repurchase or forfeiture of LTIP Units pursuant to Section 5(b) hereof, the balance of the portion of the Capital Account of the holder of such LTIP Units that is attributable to all of their LTIP Units shall be reduced, to the greatest extent possible, by the amount, if any, by which it exceeds the target balance contemplated by Section 8(c) hereof, calculated with respect to such holder’s remaining LTIP Units, if any. Such reduction shall be accomplished in such manner as the General Partner determines, in its sole and absolute discretion, including a reduction with or without a reallocation of such amount among other Partners, special allocations of items of income, gain, loss or deduction (including pursuant to finalized Treasury Regulations), a “book down” in the value of Partnership assets in the amount of such reduction, or a combination of the foregoing.
9.Transfers.
(a)Subject to the terms of any LTIP Agreement, a holder of LTIP Units shall be entitled to transfer their LTIP Units to the same extent, and subject to the same restrictions, as holders of Partnership Common Units are entitled to Transfer their Partnership Common Units pursuant to Article 11 of the Agreement; provided, however, a holder of an LTIP Unit may not Transfer such LTIP Unit (and any Partnership Unit into which such LTIP Unit converts) prior to the second anniversary of the grant of such LTIP Unit without the prior consent of the General Partner.
(b)Neither a conversion of an LTIP Unit into Partnership Common Units, a conversion of an AO LTIP Unit pursuant to Section 12 hereof, nor a conversion or other transmutation of an LTIP Unit into another type, in substance, of Unit, pursuant to the terms of this Agreement or an applicable LTIP Agreement, is a “Transfer” for purposes of Section 9(a) and the Agreement.
10.Legend. Any certificate evidencing an LTIP Unit shall bear an appropriate legend indicating that additional terms, conditions and restrictions on transfer, including without limitation any LTIP Agreement, apply to the LTIP Unit.
11.Conversion of Basic LTIP Units and Performance LTIP Units into Partnership Common Units.
8

(a)Except as otherwise provided in an applicable LTIP Agreement, immediately after each such time that either (i) LTIP Units become Vested LTIP Units or (ii) the assets of the Partnership are revalued pursuant to the Agreement, all Vested LTIP Units not previously converted into Partnership Common Units automatically shall be converted (an “Auto Conversion”) into an equal number of Partnership Common Units, giving effect to all adjustments (if any) made pursuant to Section 6 hereof; provided, however, unless otherwise determined by the General Partner, the number of Vested LTIP Units of a holder that converts pursuant to an Auto Conversion shall not exceed (i) the Economic Capital Account Balance of such Limited Partner, to the extent attributable to their ownership of Vested LTIP Units, divided by (ii) the Target Economic Capital Account Balance applicable to such Vested LTIP Units, in each case as determined as of a date on which satisfaction of the LTIP Unit Redemption Threshold is being determined (in either case, the “Capital Account Limitation”). Notwithstanding the foregoing, after one or more LTIP Units have satisfied the LTIP Unit Redemption Threshold, such Units shall forever have satisfied such threshold and the Capital Account Limitation shall thereafter apply only to any LTIP Units that have not previously satisfied such threshold with the result that, for the avoidance of doubt but subject to the following sentence, Unvested LTIP Units that previously have satisfied the LTIP Unit Redemption Threshold automatically shall convert into Partnership Common Units upon vesting. Notwithstanding the foregoing, only Vested LTIP Units that are free and clear of all liens shall be converted pursuant to an Auto Conversion.
(b)Following an Auto Conversion, the Partnership shall deliver a notice (an “Auto Conversion Notice”) in the form attached hereto as Annex I to the applicable holder of LTIP Units as soon as reasonably possible following the Conversion Date (provided that the failure to deliver an Auto Conversion Notice will not affect the Auto Conversion or subject the General Partner or the Partnership to any liability).
(c)The Partnership, at any time at the election of the General Partner, may cause any number of Vested LTIP Units to be converted (a “Forced Conversion”) into an equal number of Partnership Common Units, giving effect to all adjustments (if any) made pursuant to Section 6 hereof; provided, however, unless otherwise determined by the General Partner, that the Partnership may not cause a Forced Conversion of any LTIP Units that would not at the time be eligible for conversion pursuant to Section 11(a) hereof. In order to exercise its right of Forced Conversion, the Partnership shall deliver a notice (a “Forced Conversion Notice”) in the form attached hereto as Annex II to the applicable holder of LTIP Units not less than ten (10) nor more than sixty (60) days prior to the Conversion Date specified in such Forced Conversion Notice. A Forced Conversion Notice shall be provided in the manner provided in Section 16.1 of the Agreement.
(d)A conversion of Vested LTIP Units shall occur automatically after the close of business on the applicable Conversion Date without any action on the part of such holder of LTIP Units, other than the surrender of any certificate or certificates evidencing such Vested LTIP Units, as of which time such holder of LTIP Units shall be credited on the books and records of the Partnership as of the opening of business on the next day with the number of Partnership Common Units into which such LTIP Units were converted. After the conversion of LTIP Units as aforesaid, the Partnership shall deliver to such holder of LTIP Units, upon their written request, a certificate of the General Partner certifying the number of Partnership Common Units and remaining LTIP Units, if any, held by such person immediately after such conversion. The assignee of any Limited Partner pursuant to Article 11 of the Agreement may exercise the rights of such Limited Partner pursuant to this Section 11 and such Limited Partner shall be bound by the exercise of such rights by the assignee.
(e)For purposes of making future allocations under Section 8(c) hereof and applying the Capital Account Limitation, the portion of the Economic Capital Account Balance of the applicable holder of LTIP Units that is treated as attributable to their LTIP Units shall be reduced, as of the date of conversion, by the product of the number of LTIP Units converted and the Target Economic Capital Account Balance determined for each such LTIP Unit as of the date on which satisfaction of the LTIP Unit Redemption Threshold for such LTIP Unit was determined.
(f)If the Partnership or the General Partner shall be a party to any transaction (including without limitation a merger, consolidation, unit exchange, self-tender offer for all or substantially all Partnership Common Units or other business combination or reorganization, or sale of all or substantially all of the Partnership’s assets, but excluding any transaction which constitutes an Adjustment Event) in each case as a result of which
9

Partnership Common Units shall be exchanged for or converted into the right, or the holders shall otherwise be entitled, to receive cash, securities or other property or any combination thereof (each of the foregoing being referred to herein as a “Transaction”), then the General Partner shall, immediately prior to the Transaction, exercise its right to cause a Forced Conversion with respect to the maximum number of LTIP Units then eligible for conversion (or that will become eligible for conversion as a result of a contemporaneous or prior Forced AO LTIP Unit Conversion), taking into account any allocations that occur in connection with the Transaction or that would occur in connection with the Transaction if the assets of the Partnership were sold at the Transaction price or the portion thereof attributable to the Partnership as determined by the General Partner in good faith, or if applicable, at a value for the Partnership assets determined by the General Partner in good faith using the value attributed to the Partnership Common Units in the context of the Transaction (in which case the Conversion Date shall be the effective date of the Transaction and the conversion shall occur immediately prior to the effectiveness of the Transaction). In anticipation of such Forced Conversion and the consummation of the Transaction, the Partnership shall use commercially reasonable efforts to cause each holder of LTIP Units to be afforded the right to receive in connection with such Transaction in consideration for the Partnership Common Units into which their LTIP Units will be converted the same kind and amount of cash, securities and other property (or any combination thereof) receivable upon the consummation of such Transaction by a holder of the same number of Partnership Common Units, assuming such holder is not a Person with which the Partnership consolidated or into which the Partnership merged or which merged into the Partnership or to which such sale or transfer was made, as the case may be (a “Constituent Person”), or an affiliate of a Constituent Person. In the event that holders of Partnership Common Units have the opportunity to elect the form or type of consideration to be received upon consummation of the Transaction, prior to such Transaction the General Partner shall give prompt written notice to each holder of LTIP Units of such opportunity, and shall use commercially reasonable efforts to afford the holder of LTIP Units the right to elect, by written notice to the General Partner, the form or type of consideration to be received upon conversion of each LTIP Unit held by such holder into Partnership Common Units in connection with such Transaction. If a holder of LTIP Units fails to make such an election, such holder (and any of its transferees) shall receive upon conversion of each LTIP Unit held by him or her (or by any of their transferees) the same kind and amount of consideration that a holder of Partnership Common Units would receive if such holder of Partnership Common Units failed to make such an election. Subject to the rights of the Partnership and the General Partner under any LTIP Agreement and the relevant terms of any applicable Equity Plan or any other applicable equity plan, the Partnership shall use commercially reasonable effort to cause the terms of any Transaction to be consistent with the provisions of this Section 11(f) and to enter into an agreement with the successor or purchasing entity, as the case may be, for the benefit of any holder of LTIP Units whose LTIP Units will not be converted into Partnership Common Units in connection with the Transaction that will (i) contain provisions enabling the LTIP Unitholders that remain outstanding after such Transaction to convert their LTIP Units into securities as comparable as reasonably possible under the circumstances to the Partnership Common Units and (ii) preserve as far as reasonably possible under the circumstances the distribution, special allocation, conversion, and other rights set forth in the Agreement, including this Exhibit C, for the benefit of the holder of LTIP Units.
(g)No conversion of LTIP Units into Partnership Common Units, or Partnership Units that are not LTIP Units, may be made by a Person if, based on the advice of the Partnership’s counsel or accounting firm, the Partnership believes there is a material risk that such conversion could (i) result in the Partnership’s being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) adversely affect the ability of the Special Limited Partner to continue to qualify as a REIT or subject the Special Limited Partner to any additional taxes under Section 857 or Section 4981 of the Code, or (iii) be effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code or cause the Partnership to fail to qualify for a safe harbor from such treatment which the Partnership desires to preserve.
(h)Notwithstanding the foregoing, nothing in this Section 11 shall apply to an AO LTIP Unit (including, for the avoidance of doubt, the Capital Account balance attributable to such AO LTIP Unit), other than with respect to Vested LTIP Units into which an AO LTIP Unit has been converted pursuant to Section 12 hereof.
12.Conversion of AO LTIP Units to Basic LTIP Units or Performance LTIP Units.
10

(a)The holder of a Basic AO LTIP Unit or a Performance AO LTIP Unit may convert such Unit into a Basic LTIP Unit at any time (i) on or after such AO LTIP Unit becomes a Vested LTIP Unit, and (ii) before the Expiration Date of such AO LTIP Unit (the “AO LTIP Unit Conversion Right”); provided, however, that an AO LTIP Unit holder may not exercise an AO LTIP Unit Conversion Right with respect to the lesser of (i) one thousand (1,000) AO LTIP Units and (ii) 100% of the AO LTIP Units held by such person that are Vested LTIP Units. If an AO LTIP Unit holder is notified of the expected occurrence of an event that will cause their Unvested LTIP Units to become Vested LTIP Units, such holder may give the Partnership an AO LTIP Unit Conversion Notice conditioned upon and effective as of the time of vesting and such AO LTIP Unit Conversion Notice, unless subsequently revoked by such person, shall be accepted by the Partnership subject to such condition. In all cases, the conversion of any AO LTIP Units into a Basic LTIP Unit shall be subject to the conditions and procedures set forth in this Section 12.
(b)Any AO LTIP Units being converted pursuant to an AO LTIP Unit Conversion Notice, a Forced AO LTIP Unit Conversion, or an Expiration Conversion will convert to a number of Basic LTIP Units equal to (i) the applicable AO LTIP Unit Value, multiplied by (ii) the number of AO LTIP Units being converted, and divided by (iii) the REIT Share Value on the Conversion Date. For the avoidance of doubt, the foregoing calculation shall be adjusted as necessary to take into account any differences in the AO LTIP Unit Values of the AO LTIP Units being converted. A conversion of AO LTIP Units under this Section 12 shall occur automatically after the close of business on the applicable Conversion Date without any action on the part of such holder of AO LTIP Units, other than the surrender of any certificate or certificates evidencing such AO LTIP Units, as of which time such holder of AO LTIP Units shall be credited on the books and records of the Partnership as of the opening of business on the next day with the number of Basic LTIP Units into which such LTIP Units were converted. After the conversion of AO LTIP Units as aforesaid, the Partnership shall deliver to such holder of LTIP Units, upon their written request, a certificate of the General Partner certifying the number of Basic LTIP Units and remaining AO LTIP Units, if any, held by such person immediately after such conversion. Notwithstanding the preceding two sentences, if (x) an AO LTIP Unit is converted under this Section 12, (y) the corresponding Basic LTIP Units are converted into Partnership Common Units pursuant to Section 11 hereof as of the same Conversion Date, and (z) such Partnership Common Units are not redeemed as of the same date, the relevant holder shall be reflected as a holder of Partnership Common Units (rather than as a holder of LTIP Units) as of the opening of the business day following such conversions and may be provided a certificate certifying the number of Partnership Common Units (rather than LTIP Units) owned by such holder based on such conversions. The assignee of any Limited Partner pursuant to Article 11 of the Agreement may exercise the rights of such Limited Partner pursuant to this Section 12 and such Limited Partner shall be bound by the exercise of such rights by the assignee.
(c)To exercise their AO LTIP Unit Conversion Right, an AO LTIP Unit holder shall deliver a notice (an “AO LTIP Unit Conversion Notice”) in the form attached hereto as Annex III to the Partnership (with a copy to the General Partner) not less than three (3) nor more than ten (10) days prior to the Conversion Date specified in such AO LTIP Unit Conversion Notice; provided, however, that if the General Partner has not given to the holder notice of a proposed or upcoming Transaction (as defined above) at least thirty (30) days prior to the effective date of such Transaction, then the holder shall have the right to deliver an AO LTIP Unit Conversion Notice until the earlier of (x) the tenth (10th) day after such notice from the General Partner of a Transaction or (y) the third Business Day immediately preceding the effective date of such Transaction. Each LTIP Unitholder seeking to convert AO LTIP Units covenants and agrees with the Partnership that all Units to be converted pursuant to this Section 12 shall be free and clear of all liens.
(d)Notwithstanding anything herein to the contrary, if the AO LTIP Units have been held for at least two years, subject to any restrictions set forth herein or in an applicable LTIP Agreement, an LTIP Unitholder may deliver a Notice of Redemption pursuant to Section 15.1 of the Agreement relating to the Partnership Common Units into which the Basic LTIP Units receivable on conversion of such AO LTIP Units ultimately are convertible in advance of the Conversion Date; provided, however, that the redemption of such Partnership Common Units by the Partnership shall in no event take place until on or after the Conversion Date. For clarity, it is noted that the objective of this paragraph is to put an AO LTIP Unit holder in a position where, if the AO LTIP Unit holder so wishes, (i) the Basic LTIP Units into which their AO LTIP Units convert can be converted into Partnership Common Units simultaneously by the Partnership, and (ii) the Partnership Common Units into
11

which such Basic LTIP Units convert can be redeemed by the Partnership pursuant to Section 15.1 of the Agreement simultaneously, with the further consequence that, if the General Partner elects to assume the Partnership’s redemption obligation with respect to such Partnership Common Units under Section 15.1 of the Agreement by delivering to such AO LTIP Unit holder REIT Shares rather than cash, then such holder can have such REIT Shares issued to him or her simultaneously with the conversion of their AO LTIP Units into Basic LTIP Units and corresponding conversion of such LTIP Units into Partnership Common Units, in all events subject to any restrictions on conversion or redemption set forth herein or in an applicable LTIP Agreement. The General Partner shall cooperate with a holder of AO LTIP Units to coordinate the timing of the different events described in the foregoing sentence.
(e)No conversion of AO LTIP Units may be made by a Person if, based on the advice of the Partnership’s counsel or accounting firm, the Partnership believes there is a material risk that such conversion could (i) result in the Partnership’s being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) adversely affect the ability of the Special Limited Partner to continue to qualify as a REIT or subject the Special Limited Partner to any additional taxes under Section 857 or Section 4981 of the Code, or (iii) be effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code or cause the Partnership to fail to qualify for a safe harbor from such treatment which the Partnership desires to preserve.
(f)If the Partnership or the General Partner shall be a party to any Transaction, then the General Partner shall, immediately before the Transaction, be entitled to cause a conversion of AO LTIP Units (a “Forced AO LTIP Unit Conversion”) with respect to the maximum number of AO LTIP Units then eligible for conversion under this Section 12, taking into account any allocations that occur in connection with the Transaction or that would occur in connection with the Transaction if the assets of the Partnership were sold at the Transaction price or the portion thereof attributable to the Partnership as determined by the General Partner in good faith, or if applicable, at a value for the Partnership assets determined by the General Partner in good faith using the value attributed to the Partnership Common Units in the context of the Transaction (in which case the Conversion Date shall be the effective date of the Transaction and the conversion shall occur immediately prior to the effectiveness of the Transaction). In anticipation of such Forced AO LTIP Unit Conversion and the consummation of the Transaction, the Partnership shall use commercially reasonable efforts to cause each holder of AO LTIP Units to be afforded the right to receive in connection with such Transaction in consideration for the Partnership Common Units into which their AO LTIP Units ultimately will be converted (based on the conversion ratios set forth herein) the same kind and amount of cash, securities and other property (or any combination thereof) receivable upon the consummation of such Transaction by a holder of the same number of Partnership Common Units, assuming such holder is not a Constituent Person or an affiliate of a Constituent Person. In the event that holders of Partnership Common Units have the opportunity to elect the form or type of consideration to be received upon consummation of the Transaction, prior to such Transaction the General Partner shall give prompt written notice to each holder of AO LTIP Units of such opportunity, and shall use commercially reasonable efforts to afford the holder of AO LTIP Units the right to elect, by written notice to the General Partner, the form or type of consideration to be received upon conversion of each AO LTIP Unit held by such holder into Basic LTIP Units and corresponding conversion of such LTIP Units into Partnership Common Units in connection with such Transaction. If a holder of LTIP Units fails to make such an election, such holder (and any of its transferees) shall receive the same kind and amount of consideration (determined after taking into account the conversion ratios herein) that a holder of Partnership Common Units would receive if such holder of Partnership Common Units failed to make such an election. Subject to the rights of the Partnership and the General Partner under any LTIP Agreement and the relevant terms of any applicable Equity Plan or any other applicable incentive equity plan, the Partnership shall use commercially reasonable effort to cause the terms of any Transaction to be consistent with the provisions of this Section 12(f) and to enter into an agreement with the successor or purchasing entity, as the case may be, for the benefit of any holder of LTIP Units whose LTIP Units will not be converted into Partnership Common Units in connection with the Transaction that will (i) contain provisions enabling the holders of AO LTIP Units that remain outstanding after such Transaction to convert their AO LTIP Units into securities as comparable as reasonably possible under the circumstances to the Partnership Common Units (taking into account the conversion ratio derived from Section 12(b) hereof) and (ii) preserve as far as reasonably possible under the circumstances the distribution, special allocation, conversion, and other rights set forth in the Agreement, including this Exhibit C, for the benefit of the
12

holders of AO LTIP Units with respect to the AO LTIP Units under this Section 12(f). To exercise its right of Forced AO LTIP Unit Conversion, the Partnership shall deliver a notice (a “Forced AO LTIP Unit Conversion Notice”) in the form attached hereto as Annex IV to the applicable holder of AO LTIP Units not less than ten (10) nor more than sixty (60) days prior to the Conversion Date specified in such Forced AO LTIP Unit Conversion Notice.
(g)Except as otherwise provided in an applicable LTIP Agreement, and subject to the express limitations and restrictions of this Section 12, any AO LTIP Unit that would have an AO LTIP Unit Value greater than zero upon becoming a Post-Conversion Period AO LTIP Unit, instead of becoming a Post-Conversion Period AO LTIP Unit, automatically and without any action of any party shall be converted into a number of Basic LTIP Units calculated in accordance with Section 12(b) hereof. Each such conversion (each, an “Expiration Conversion”) shall be effective immediately upon the close of business on the applicable Expiration Date and all calculations under Section 12(b) hereof shall be made based on the relevant AO LTIP Unit Value as of such time. Following an Expiration Conversion, the Partnership shall deliver a notice (an “Expiration Conversion Notice”) in the form attached hereto as Annex V to the applicable holder of LTIP Units as soon as reasonably practical (provided that the failure to deliver an Expiration Conversion Notice will not affect the Expiration Conversion or subject the General Partner or the Partnership to any liability).
(h)For the avoidance of doubt, any Basic LTIP Unit resulting from a conversion under this Section 12, (i) is not an AO LTIP Unit and (ii) is a Vested LTIP Unit that may be converted (including, if applicable, simultaneously with the conversion of the applicable AO LTIP Unit) into a Partnership Common Unit under (and subject to the limitations of) Section 11 hereof. Upon conversion into Basic LTIP Units under this Section 12, an AO LTIP Unit shall cease to be treated as outstanding.
13.Redemption of LTIP Units. Holders of LTIP Units shall not be entitled to the Redemption provided for in Section 15.1 of the Agreement unless, until and to the extent such LTIP Units have been converted into Partnership Common Units in accordance with their terms and prior to the second anniversary of the grant of such LTIP Units. For purposes of Article 15 of the Agreement, a Partnership Common Unit issued upon conversion of an LTIP Unit shall be deemed to have been issued when the LTIP Unit originally was issued. The General Partner shall cooperate with an LTIP Unitholder to coordinate the timing of a conversion of LTIP Units into Partnership Common Units, or the conversion of AO LTIP Units into Basic LTIP Units that are then converted into Partnership Common Units, in order to put an LTIP Unitholder in a position where, if the LTIP Unitholder so wishes, the Partnership Common Units into which their Vested LTIP Units will be converted can be redeemed by the Partnership pursuant to Section 15.1 of the Agreement as promptly as possible following such conversion, with the further consequence that, if the General Partner elects to assume the Partnership’s redemption obligation with respect to such Partnership Common Units under Section 15.1 of the Agreement by delivering to such LTIP Unitholder REIT Shares rather than cash, then such LTIP Unitholder can have such REIT Shares issued to them as promptly as possible following the conversion of their Vested LTIP Units into Partnership Common Units.
14.Voting. Each LTIP Unit shall convey the same consent or other voting rights as a Partnership Common Unit.
15.Section 83 Safe Harbor. Each Partner authorizes the General Partner to elect to apply the safe harbor (the “Section 83 Safe Harbor”) set forth in proposed Regulations Section 1.83-3(l) and proposed Internal Revenue Service Revenue Procedure published in Notice 2005- 43 (together, the “Proposed Section 83 Safe Harbor Regulation”) (under which the fair market value of a Partnership Interest that is Transferred in connection with the performance of services is treated as being equal to the liquidation value of the interest), or in similar Regulations or guidance, if such Proposed Section 83 Safe Harbor Regulation or similar Regulations are promulgated as final or temporary Regulations. If the General Partner determines that the Partnership should make such election, the General Partner is hereby authorized to amend the Agreement without the consent of any other Partner to provide that (i) the Partnership is authorized and directed to elect the Section 83 Safe Harbor, (ii) the Partnership and each of its Partners (including any Person to whom a Partnership Interest, including an LTIP Unit, is Transferred in connection with the performance of services) will comply with all requirements of the Section 83 Safe Harbor with respect to all Partnership Interests Transferred in connection with the performance of services while such election
13

remains in effect and (iii) the Partnership and each of its Partners will take all actions necessary, including providing the Partnership with any required information, to permit the Partnership to comply with the requirements set forth or referred to in the applicable Regulations for such election to be effective until such time (if any) as the General Partner determines, in its sole discretion, that the Partnership should terminate such election. The General Partner is further authorized to amend the Agreement to modify Section 6.1 of the Agreement to the extent the General Partner determines in its discretion that such modification is necessary or desirable as a result of the issuance of any applicable law, Regulations, notice or ruling relating to the tax treatment of the transfer of a Partnership Interests in connection with the performance of services. Notwithstanding anything to the contrary in the Agreement, each Partner expressly confirms that it will be legally bound by any such amendment.
16.Amendment. Notwithstanding any provision herein or in the Agreement to the contrary, the General Partner shall be entitled, but not obligated, to amend this Exhibit C and the Agreement to (i) enable the grantees of LTIP Units to receive and hold, directly or indirectly, such LTIP Units through one or more entities established by the General Partner, its Affiliates or such grantees, and (ii) resolve ambiguities, correct scrivener’s errors and otherwise conform the terms of this Exhibit C and the Agreement to the intentions of the Partnership, the General Partner and the Partners with respect to the matters addressed herein.

14

ANNEX I
NOTICE OF AUTOMATIC CONVERSION
OF LTIP UNITS INTO PARTNERSHIP COMMON UNITS
CTR Partnership, L.P. (the “Partnership”) hereby gives you notice that the number of LTIP Units held by the LTIP Unit holder set forth below have been converted into Partnership Common Units in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, effective as of the Conversion Date set forth below.
Name of LTIP Unit Holder:
    Name as Registered with Partnership

Number of LTIP Units to be Converted:

Conversion Date:

15

ANNEX II
NOTICE OF ELECTION BY PARTNERSHIP TO FORCE CONVERSION
OF LTIP UNITS INTO PARTNERSHIP COMMON UNITS
CTR Partnership, L.P. (the “Partnership”) hereby irrevocably elects to cause as of the Conversion Date set forth below the number of LTIP Units held by the LTIP Unit holder set forth below to be converted into Partnership Common Units in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended.
Name of LTIP Unit Holder:
    Name as Registered with Partnership

Number of LTIP Units to be Converted:

Conversion Date:

ANNEX III
AO LTIP UNIT CONVERSION NOTICE
The undersigned holder of AO LTIP Units hereby irrevocably elects to convert as of the Conversion Date set forth below the number of AO LTIP Units in CTR Partnership, L.P. (the “Partnership”) set forth below into Basic LTIP Units or Performance LTIP Units (as applicable) in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has title to such AO LTIP Units, free and clear of the rights or interests of any other person or entity other than the Partnership; (b) has the full right, power, and authority to cause the conversion of such AO LTIP Units as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consent or approve such conversion.
Name of AO LTIP Unit Holder:
    Please Print Name as Registered with Partnership
Number of Basic AO LTIP Units to be Converted:
Number of Performance AO LTIP Units to be Converted:

Date of Award of Basic AO LTIP Units to be Converted:
Date of Award of Performance AO LTIP Units to be Converted:
Conversion Date:

    (Signature of LTIP Unit Holder)

    (Street Address)

    (City)    (State)    (Zip Code)

Please insert social security
or identifying number:

ANNEX IV
NOTICE OF ELECTION BY PARTNERSHIP TO FORCE CONVERSION
OF AO LTIP UNITS
CTR Partnership, L.P. (the “Partnership”) hereby irrevocably elects to cause as of the Conversion Date set forth below the number of AO LTIP Units held by the LTIP Unit holder set forth below to be converted into Basic LTIP Units or Performance LTIP Units (as specified below) in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended.
Name of LTIP Unit Holder:
    Name as Registered with Partnership

Number of Basic AO LTIP Units to be Converted:

Number of Performance AO LTIP Units to be Converted:

Date of Award of Basic AO LTIP Units to be Converted:

Date of Award of Performance AO LTIP Units to be Converted:

Basic LTIP Units Resulting From Conversion:

Performance LTIP Units Resulting From Conversion:

Conversion Date:

ANNEX V

EXPIRATION CONVERSION NOTICE

CTR Partnership, L.P. (the “Partnership”) hereby gives you notice that the number of AO LTIP Units held by the LTIP Unit holder set forth below have been converted into Basic LTIP Units or Performance LTIP Units, as applicable, in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, effective as of the Conversion Date set forth below.
Name of AO LTIP Unit Holder:
    Name as Registered with Partnership

Number of Basic AO LTIP Units Converted:

Number of Performance AO LTIP Units Converted:

Date of Award of Basic AO LTIP Units Converted:

Date of Award of Performance AO LTIP Units Converted:

Basic LTIP Units Resulting From Conversion:

Performance LTIP Units Resulting From Conversion:

Conversion Date:

2